AMENDED AND RESTATED REVOLVING CREDIT
                      -------------------------------------
                             AND TERM LOAN AGREEMENT
                             -----------------------

                          dated as of February 5, 1999

                                      among

                             HOLMES PRODUCTS CORP.,
                           MORIARTY ACQUISITION CORP.,
                               THE RIVAL COMPANY,
                       HOLMES PRODUCTS (FAR EAST) LIMITED,
                           ESTEEM INDUSTRIES LIMITED,
                            RAIDER MOTOR CORPORATION,
                        HOLMES PRODUCTS (EUROPE) LIMITED,
                          BIONAIRE INTERNATIONAL B.V.,
                     PATTON ELECTRIC HONG KONG, LIMITED, AND
                        THE RIVAL COMPANY OF CANADA, LTD.


                                BANKBOSTON, N.A.
   and the other lending institutions set forth on Schedule 1 attached hereto,

                                BANKBOSTON, N.A.
                             as Administrative Agent

                                       and

                          LEHMAN COMMERCIAL PAPER INC.
                             as Documentation Agent

                                      with

                       BANCBOSTON ROBERTSON STEPHENS INC.
                        as Syndication Agent and Arranger

                                       and

                              LEHMAN BROTHERS INC.
                                 as Co-Arranger

                                TABLE OF CONTENTS
                                -----------------


1. DEFINITIONS AND RULES OF INTERPRETATION.......................................................................2
       1.1. Definitions..........................................................................................2
       1.2. Rules of Interpretation..............................................................................30

2. THE REVOLVING CREDIT FACILITY.................................................................................32
       2.1. Commitment to Lend...................................................................................32
              2.1.1. Revolving Credit Loans to Domestic Borrowers................................................32
              2.1.2. Multicurrency Loans to Subsidiary Borrowers.................................................32
              2.1.3. Canadian Loans to Rival Canada..............................................................33
       2.2. Commitment Fee.......................................................................................34
       2.3. Reduction of Total Commitment........................................................................34
       2.4. The Revolving Credit Notes; Loan Accounts............................................................34
       2.5. Interest on Revolving Credit Loans...................................................................35
       2.6. Requests for Revolving Credit Loans..................................................................35
              2.6.1. General.....................................................................................35
              2.6.2. Swing Line..................................................................................36
       2.7. Conversion Options...................................................................................36
              2.7.1. Conversion to Different Type of Revolving Credit Loan.......................................36
              2.7.2. Continuation of Type of Revolving Credit Loan...............................................37
              2.7.3. Eurocurrency Rate Loans.....................................................................37
       2.8. Funds for Revolving Credit Loans.....................................................................37
              2.8.1. Funding Procedures for Revolving Credit Loans to Domestic Borrowers.........................37
              2.8.2. Advances by Agent for Revolving Credit Loans to Domestic Borrowers..........................38
              2.8.3. Funding Procedures for Revolving Credit Loans Denominated in Dollars to Subsidiary
              Borrowers..........................................................................................38
              2.8.4. Advances by Agent for Revolving Credit Loans Denominated in Dollars to Subsidiary
                     Borrowers...................................................................................39
              2.8.5. Funding Procedures for Revolving Credit Loans Denominated in an Optional Currency
                     to Subsidiary Borrowers.....................................................................39
              2.8.6. Advances by Agent for Revolving Credit Loans Denominated in Optional Currency
                     to Subsidiary Borrowers.....................................................................40
              2.8.7. Funding Procedures for Revolving Credit Loans to Rival Canada...............................40
       2.9. Optional Currencies/ Canadian Loans..................................................................40
              2.9.1. Request for Optional Currency...............................................................40
              2.9.2. Exchange Rate...............................................................................41
              2.9.3. Multiple Denominations......................................................................41
              2.9.4. Repayment...................................................................................41
              2.9.5. Funding.....................................................................................42
       2.10. Fronting Provisions.................................................................................42

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                                      -ii-


              2.10.1. Application of Interest Payments for Multicurrency Loans and Canadian
              Loans..............................................................................................42
              2.10.2. Currency Conversions and Contingent Funding Agreement......................................43
              2.10.3. Fronting Fee...............................................................................47
              2.10.4. Resignation of Fronting Bank and Canadian Fronting Bank....................................47
       2.11. Settlements.........................................................................................48
              2.11.1. General....................................................................................48
              2.11.2. Failure to Make Funds Available............................................................48
              2.11.3. No Effect on Other Banks...................................................................49
       2.12. Repayment of Revolving Credit Loans.................................................................49
              2.12.1. Maturity...................................................................................49
              2.12.2. Mandatory Repayments of Revolving Credit Loans.............................................49
       2.13. Optional Repayments of Revolving Credit Loans.......................................................50

2A. BANKERS'ACCEPTANCES..........................................................................................51
       2A.1. Acceptance and Purchase.............................................................................51
       2A.2. Refunding Bankers'Acceptances.......................................................................53
       2A.3. Acceptance Fee......................................................................................54
       2A.4. Circumstances Making Bankers' Acceptances Unavailable...............................................54
       2A.5  Cash Payments with respect to Outstanding Bankers' Acceptances......................................54
       2A.6  Indemnification in respect of Bankers'Acceptances...................................................55

3. THE TERM LOANS................................................................................................56
       3.1. Commitment to Lend...................................................................................56
              3.1.1. Term Loan A.................................................................................56
              3.1.2. Term Loan B.................................................................................56
       3.2. The Term Notes.......................................................................................56
              3.2.1. Term Loan A and Term Loan B.................................................................56
       3.3. Mandatory Payments of Principal of Term Loans........................................................56
              3.3.1. Term Loan A.................................................................................56
              3.3.2. Term Loan B.................................................................................57
              3.3.3. Annual Excess Cash Flow Recapture...........................................................57
              3.3.4. Net Cash Proceeds; Net Cash Sale Proceeds...................................................58
       3.4. Optional Prepayment of Term Loans....................................................................58
       3.5. Interest on Term Loans...............................................................................59
              3.5.1. Interest Rates..............................................................................59
              3.5.2. Conversion Options..........................................................................59
              3.5.3. Amounts, etc................................................................................60
       3.6. Funds for Term Loans A and B.........................................................................60
       3.7. Application of Interest Payments for Term Loans......................................................60

4. LETTERS OF CREDIT.............................................................................................60
       4.1. Letter of Credit Commitments.........................................................................60
              4.1.1. Commitment to Issue Letters of Credit.......................................................60
              4.1.2. Letter of Credit Applications...............................................................61
              4.1.3. Terms of Letters of Credit..................................................................61

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                                      -iii-


              4.1.4. Reimbursement Obligations of Banks..........................................................61
              4.1.5. Participations of Banks.....................................................................62
       4.2. Reimbursement Obligation of the Borrowers............................................................62
       4.3. Letter of Credit Payments............................................................................62
       4.4. Obligations Absolute.................................................................................63
       4.5. Reliance by Issuer...................................................................................63
       4.6. Letter of Credit Fee.................................................................................64

5. CERTAIN GENERAL PROVISIONS....................................................................................64
       5.1. Closing Fees.........................................................................................64
       5.2. Agent's Fee..........................................................................................64
       5.3. Funds for Payments...................................................................................64
              5.3.1. Payments to Agent...........................................................................64
              5.3.2. No Offset, etc. ............................................................................65
              5.3.3. Currency Matters............................................................................65
                     5.3.3.1. Currency of Account................................................................65
                     5.3.3.2. Currency Fluctuations..............................................................66
       5.4. Computations.........................................................................................67
       5.5. Inability to Determine Eurocurrency Rate.............................................................67
       5.6. Illegality...........................................................................................68
       5.7. Additional Costs, etc. ..............................................................................68
       5.8. Capital Adequacy.....................................................................................69
       5.9. Certificate..........................................................................................70
       5.10. Indemnity...........................................................................................70
       5.11. Interest After Default..............................................................................70
              5.11.1. Overdue Amounts............................................................................70
              5.11.2. Amounts Not Overdue........................................................................70
       5.12. European Monetary Union.............................................................................71
       5.13. Concerning Joint and Several Liability of the Domestic Borrowers....................................73

6. COLLATERAL SECURITY AND GUARANTIES............................................................................74
       6.1. Security of Borrowers................................................................................74
       6.2. Guaranties and Security of Subsidiaries..............................................................74
       6.3. Guaranty by the Domestic Borrowers of the Obligations................................................75
              6.3.1. Guaranty....................................................................................75
              6.3.2. Guaranty Absolute...........................................................................75
              6.3.3. Effectiveness; Enforcement..................................................................76
              6.3.4. Waiver......................................................................................77
              6.3.5. Subordination; Subrogation..................................................................77
              6.3.6. Payments....................................................................................78
              6.3.7. Receipt of Information......................................................................78

7. REPRESENTATIONS AND WARRANTIES................................................................................78
       7.1. Corporate Authority..................................................................................78
              7.1.1. Incorporation; Good Standing................................................................78
              7.1.2. Authorization...............................................................................79
              7.1.3. Enforceability..............................................................................79
       7.2. Governmental Approvals...............................................................................79
       7.3. Title to Properties; Leases..........................................................................79

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                                      -iv-


       7.4. Financial Statements and Projections.................................................................80
              7.4.1. Fiscal Year.................................................................................80
              7.4.2. Financial Statements........................................................................80
              7.4.3. Projections.................................................................................80
              7.4.4. Solvency....................................................................................80
       7.5. No Material Changes, etc. ...........................................................................80
       7.6. Franchises, Patents, Copyrights, etc. ...............................................................81
       7.7. Litigation...........................................................................................81
       7.8. No Materially Adverse Contracts, etc. ...............................................................81
       7.9. Compliance with Other Instruments, Laws, etc. .......................................................81
       7.10. Tax Status..........................................................................................81
       7.11. No Event of Default.................................................................................82
       7.12. Holding Company and Investment Company Acts.........................................................82
       7.13. Absence of Financing Statements, etc. ..............................................................82
       7.14. Perfection of Security Interest.....................................................................82
       7.15. Certain Transactions................................................................................82
       7.16. Employee Benefit Plans..............................................................................82
              7.16.1. In General.................................................................................82
              7.16.2. Terminability of Welfare Plans.............................................................83
              7.16.3. Guaranteed Pension Plans...................................................................83
              7.16.4. Multiemployer Plans........................................................................84
       7.17. Use of Proceeds.....................................................................................84
              7.17.1. General....................................................................................84
              7.17.2. Regulations U and X........................................................................84
              7.17.3. Ineligible Securities......................................................................84
       7.18. Environmental Compliance............................................................................84
       7.19. Subsidiaries, etc. .................................................................................86
       7.20. Bank Accounts.......................................................................................86
       7.21. Disclosure..........................................................................................86
       7.22. Status of Loans as Senior Debt......................................................................86
       7.23. Subordinated Debt Documents; Tender Offer Documents and Merger Documents............................86
       7.24. No Other Senior Debt................................................................................87
       7.25. No Withholding......................................................................................87
       7.26. No Filings Required.................................................................................87
       7.27. Chief Executive Office..............................................................................87
       7.28. Insurance...........................................................................................87

8. AFFIRMATIVE COVENANTS OF THE BORROWERS........................................................................87
       8.1. Punctual Payment.....................................................................................87
       8.2. Maintenance of Office................................................................................88
       8.3. Records and Accounts.................................................................................88
       8.4. Financial Statements, Certificates and Information...................................................88
       8.5. Notices..............................................................................................90
              8.5.1. Defaults....................................................................................90
              8.5.2. Environmental Events........................................................................90
              8.5.3. Notification of Claim against Collateral....................................................90
              8.5.4. Notice of Litigation and Judgments..........................................................90
       8.6. Corporate Existence; Maintenance of Properties.......................................................91

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                                       -v-


       8.7. Insurance............................................................................................91
       8.8. Taxes................................................................................................91
       8.9. Inspection of Properties and Books, etc. ............................................................92
              8.9.1. General.....................................................................................92
              8.9.2. Appraisals..................................................................................92
       8.10. Compliance with Laws, Contracts, Licenses, and Permits..............................................92
       8.11. Employee Benefit Plans..............................................................................92
       8.12. Use of Proceeds.....................................................................................93
       8.13. Additional Mortgaged Property.......................................................................93
       8.14. Fair Labor Standards Act............................................................................93
       8.15. Guarantors..........................................................................................93
       8.16. Subordinated Guarantees.............................................................................93
       8.17. Status of Loans as Senior Debt......................................................................94
       8.18. Additional Subsidiaries.............................................................................94
       8.19. Landlord Consents. .................................................................................94
       8.20. Interest Rate Protection. ..........................................................................94
       8.21. Year 2000 Problem. .................................................................................94
       8.22. Consummation of Merger. ............................................................................94
       8.23. Further Assurances. ................................................................................94

9. CERTAIN NEGATIVE COVENANTS OF THE BORROWERS...................................................................95
       9.1. Restrictions on Indebtedness.........................................................................95
       9.2. Restrictions on Liens................................................................................96
       9.3. Restrictions on Investments..........................................................................98
       9.4. Distributions and Restricted Payments................................................................99
       9.5. Merger, Consolidation and Disposition of Assets......................................................99
              9.5.1. Mergers and Acquisitions....................................................................99
              9.5.2. Disposition of Assets.......................................................................102
       9.6. Sale and Leaseback...................................................................................103
       9.7. Compliance with Environmental Laws...................................................................103
       9.8. Subordinated Debt....................................................................................103
       9.9. Employee Benefit Plans...............................................................................103
       9.10. Business Activities.................................................................................104
       9.11. Fiscal Year.........................................................................................104
       9.12. Transactions with Affiliates........................................................................104
       9.13. Modification of Documents and Charter...............................................................104
       9.14. Upstream Limitations................................................................................104
       9.15. Inconsistent Agreements.............................................................................104
       9.16. Senior Debt.........................................................................................105
       9.17. Limitations on Foreign Exchange Arrangements........................................................105

10. FINANCIAL COVENANTS OF THE BORROWERS.........................................................................105
       10.1. Leverage Ratio......................................................................................105
       10.2. Interest Coverage Ratio.............................................................................105
       10.3. Fixed Charge Coverage Ratio.........................................................................106
       10.4. Capital Expenditures................................................................................106

11. CLOSING CONDITIONS...........................................................................................107
       11.1. Loan Documents, etc. ...............................................................................107

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                                      -vi-


              11.1.1. Loan Documents.............................................................................107
              11.1.2. Tender Offer Documents.....................................................................107
              11.1.3. Merger Documents...........................................................................107
              11.1.4. Subordinated Debt Documents................................................................107
       11.2. Certified Copies of Charter Documents...............................................................107
       11.3. Corporate Action....................................................................................107
       11.4. Incumbency Certificate..............................................................................107
       11.5. Validity of Liens...................................................................................108
       11.6. Perfection Certificates and UCC Search Results......................................................108
       11.7. Certificates of Insurance...........................................................................108
       11.8. Hazardous Waste Assessments.........................................................................108
       11.9. Solvency Opinion....................................................................................108
       11.10. Opinions of Counsel................................................................................108
       11.11. Payment of Fees....................................................................................109
       11.12. Payoff Letter......................................................................................109
       11.13. Disbursement Instructions..........................................................................109
       11.14. Capitalization.....................................................................................109
       11.15. Consents and Approvals.............................................................................109
       11.16. Closing Date Leverage Ratio........................................................................109
       11.17. Availability.......................................................................................109
       11.18. Tender Offer/Merger................................................................................109
       11.19. Conditions to Funding to Foreign Borrowers.........................................................109
       11.20. Survey and Taxes...................................................................................110
       11.21. Title Insurance....................................................................................110

12. CONDITIONS TO ALL BORROWINGS.................................................................................110
       12.1. Representations True; No Event of Default...........................................................110
       12.2. No Legal Impediment.................................................................................110
       12.3. Governmental Regulation.............................................................................110
       12.4. Proceedings and Documents...........................................................................111
       12.5. Exchange Limitations................................................................................111
       12.6. Indenture Compliance................................................................................111

13. EVENTS OF DEFAULT; ACCELERATION; ETC. .......................................................................111
       13.1. Events of Default and Acceleration..................................................................111
       13.2. Termination of Commitments..........................................................................114
       13.3. Remedies............................................................................................115
       13.4. Exchange Rate.......................................................................................115
       13.5. Distribution of Collateral Proceeds.................................................................115

14. SETOFF.......................................................................................................116

15. THE AGENT....................................................................................................117
       15.1.  Authorization......................................................................................117
       15.2.  Employees and Agents...............................................................................117
       15.3.  No Liability.......................................................................................118
       15.4.  No Representations.................................................................................119
              15.4.1. General....................................................................................119
              15.4.2. Closing Documentation, etc. ...............................................................119
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
       15.5. Payments............................................................................................120
              15.5.1. Payments to Agent..........................................................................120
              15.5.2. Distribution by Agent......................................................................120
              15.5.3. Delinquent Banks...........................................................................120
       15.6. Holders of Notes....................................................................................121
       15.7. Indemnity...........................................................................................121
       15.8. Agent as Bank.......................................................................................121
       15.9. Resignation.........................................................................................121
       15.10. Notification of Defaults and Events of Default.....................................................121
       15.11. Duties in the Case of Enforcement..................................................................121
       15.12. Special Covenant to Pay............................................................................122
       15.13. Duties of Documentation Agent and Arranger.........................................................122

16. EXPENSES AND INDEMNIFICATION.................................................................................122
       16.1. Expenses............................................................................................122
       16.2. Indemnification.....................................................................................123
       16.3. Survival............................................................................................123

17. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION................................................................123
       17.1. Sharing of Information with Section 20 Subsidiary...................................................123
       17.2. Confidentiality.....................................................................................124
       17.3. Prior Notification..................................................................................124
       17.4. Other...............................................................................................124

18. SURVIVAL OF COVENANTS, ETC. .................................................................................125

19. ASSIGNMENT AND PARTICIPATION.................................................................................125
       19.1. Conditions to Assignment by Banks...................................................................125
       19.2. Certain Representations and Warranties; Limitations, Covenants......................................126
       19.3. Register............................................................................................127
       19.4. New Notes...........................................................................................127
       19.5. Participations......................................................................................127
       19.6. Disclosure..........................................................................................127
       19.7. Assignee or Participant Affiliated with any Borrower................................................128
       19.8. Miscellaneous Assignment Provisions.................................................................128
       19.9. Assignment by Borrowers.............................................................................128

20. NOTICES, ETC. ...............................................................................................129

21. GOVERNING LAW................................................................................................129

22. HEADINGS.....................................................................................................129

23. COUNTERPARTS.................................................................................................130

24. ENTIRE AGREEMENT, ETC. ......................................................................................130

25. WAIVER OF JURY TRIAL.........................................................................................130

26. CONSENTS, AMENDMENTS, WAIVERS, ETC. .........................................................................130

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                                     -viii-


27. SEVERABILITY. ...............................................................................................131

28. TRANSITIONAL ARRANGEMENTS. ..................................................................................131
       28.1. Original Credit Agreement Superseded. ..............................................................131
       28.2. Return and Cancellation of Revolving Credit Notes. .................................................131
       28.3. Interest and Fees Under Superseded Agreement. ......................................................131

                      AMENDED AND RESTATED REVOLVING CREDIT
                      -------------------------------------
                             AND TERM LOAN AGREEMENT
                             -----------------------

     This AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of February 5, 1999, by and among (a) HOLMES PRODUCTS CORP. (the "Company"), a Massachusetts corporation having its principal place of business at 233 Fortune Boulevard, Milford, Massachusetts 01757, (b), MORIARTY ACQUISITION CORP. ("Moriarty Acquisition Corp." or "MAC"), a Delaware corporation having its principal place of business at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, (c) THE RIVAL COMPANY ("Rival"), a Delaware corporation having its principal place of business at 800 E. 101st Terrace, Kansas City, Missouri 64131, (together with Company and MAC, the "Domestic Borrowers"), (d) HOLMES PRODUCTS (FAR EAST) LIMITED ("Holmes Far East"), a Bahamas corporation having an address in care of Esteem at 9th Floor, 9 Wing Hong Street, Cheung Sha Wan, Kowloon Hong Kong, (e) ESTEEM INDUSTRIES LIMITED ("Esteem"), a corporation organized under the laws of Hong Kong and having its principal place of business at 9th Floor, 9 Wing Hong Street, Cheung Sha Wan, Kowloon, Hong Kong, (f) RAIDER MOTOR CORPORATION ("Raider"), a Bahamas corporation having an address in care of Esteem at 9th Floor, 9 Wing Hong Street, Cheung Sha Wan, Kowloon Hong Kong, (g) HOLMES PRODUCTS (EUROPE) LIMITED ("Holmes UK"), a corporation organized under the laws of the United Kingdom have its principal place of business at Unit 14, the Piper Centre, Carnwath Road, London England SW6, (h) BIONAIRE INTERNATIONAL B.V. ("Bionaire B.V."), a private company with limited liability incorporated under the laws of the Netherlands and having its business address at Mechelaarstraat 22, 4903 RE Oosterhout, Netherlands, (i) PATTON ELECTRIC (HONG KONG) LTD. ("Patton HK", and collectively with Holmes Far East, Esteem, Raider, Holmes UK, and Bionaire B.V., the "Subsidiary Borrowers"), a corporation organized under the laws of Hong Kong and having its principal place of business at Sie 1001, Tower 1, 33 Canton Road, Taimshatsui, Howloon, Hong Kong, (j) THE RIVAL COMPANY OF CANADA, LTD. ("Rival Canada", and, collectively with the Subsidiary Borrowers, the "Foreign Borrowers" and together with the Domestic Borrowers and the Subsidiary Borrowers, the "Borrowers" and each individually, a "Borrower"), a corporation organized under the laws of Canada and having its principal place of business at 6385 Shawson Drive, Mississauga Ontario, Canada L5T 2H7, (k) BANKBOSTON, N.A., a national banking association and the other lending institutions listed on Schedule 1 (collectively, the "Banks"), (l) BANKBOSTON, N.A. as administrative agent for itself and such other lending institutions, (m) LEHMAN COMMERCIAL PAPER INC., as Documentation Agent, (n) BANKBOSTON, N.A., acting through its Hong Kong and London branches as fronting bank for the Banks,
(o) BANCBOSTON ROBERTSON STEPHENS INC., as the syndication agent and arranger for the Banks, and (p) LEHMAN BROTHERS INC. as co-arranger for such lending institutions.

     WHEREAS, pursuant to a Revolving Credit Agreement dated as of November 26, 1997 (as amended from time to time, the "Original Credit Agreement") by and among certain of the Borrowers, the Guarantors, BankBoston, N.A. and certain lending institutions (collectively, the "Original Banks") and the Agent, the Original Banks made available loans and other extensions of credit to certain of the Borrowers; and

     WHEREAS, the Borrowers have requested that the Agent and the Banks amend and restate the Original Credit Agreement, to provide additional financing for the acquisition of 100% of the capital stock of Rival through the Tender Offer and the Merger (the "Acquisition"), to refinance certain indebtedness of the Borrowers, and for working capital, capital expenditures, permitted acquisitions and general corporate purposes following the Acquisition, and each of the Banks and the Agent are willing to amend and restate the Original Credit Agreement and to provide such additional financing on the terms and conditions set forth herein; and

     NOW, THEREFORE, the Borrowers, the Guarantors, the Banks and the Agent agree that on the Closing Date the Original Credit Agreement is hereby amended and restated in its entirety and shall remain in full force and effect only as set forth herein.

     1. DEFINITIONS AND RULES OF INTERPRETATION.

            1.1. Definitions. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Acceptance Fee. See ss.2A.3.

     Accounts Receivable. All rights of the Borrowers or any of their Subsidiaries to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrowers or any of their Subsidiaries to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

     Acquisition. See Recitals.

     Additional Investors. See ss.2.12.2.

     Adjustment Date. The first day of the month immediately following the month in which a Compliance Certificate is to be delivered by the Company pursuant to ss.8.4(d) hereof.

     Affiliate. Any Person that would be considered to be an affiliate of the Company under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Company were issuing securities.

     Agent's Head Office. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

     Agent. BankBoston, N.A. acting as administrative agent for the Banks.

     Agent's Special Counsel. Bingham Dana LLP or such other counsel as may be approved by the Agent.

     Agreement of Pledge of Assets and Receivables. The Agreement of Pledge of Assets and Receivables, dated prior to or as of the Closing Date, between Bionaire B.V. and the Agent.

     Annualized Reference Period. The period of (a) four (4) consecutive fiscal quarters of the Company ending on the relevant date or (b) until four (4) full fiscal quarters of the Company have elapsed from the Closing Date, such shorter period of one (1), two (2) or three (3) full fiscal quarters elapsed since the Closing Date, with the relevant amount applicable to such shorter period annualized for the four (4) consecutive fiscal quarters for which the applicable covenant or test calculation is being performed by multiplying such relevant amount by a fraction whose numerator is four and whose denominator is the actual number of elapsed full fiscal quarters, provided, however, notwithstanding anything to the contrary contained in this definition, for purposes of this definition when used in calculating Consolidated Total Interest Expense, the Consolidated Total Interest Expense for the first month of the first fiscal quarter of 1999 shall be equal to $2,676,000.

     Applicable Acceptance Fee Rate. A rate per annum equal to the Applicable Margin with respect to Eurocurrency Rate Loans.

     Applicable BA Discount Rate. With respect to any Bankers' Acceptance being purchased by a BA Lender on any Business Day, the average Bankers' Acceptance discount rate for Schedule I (Bank Act (Canada)) banks named in, and for the term and face amount of such Bankers' Acceptance as quoted on Reuters Service Page CDOR at or about 10:00 a.m. (Toronto, Ontario time) on such Business Day, or if for any reason such BA Lender shall have determined (which determination shall be conclusive, absent manifest error) that it is unable to ascertain such CDOR discount rate for any reason, including without limitation, the inability or failure of such BA Lender to obtain sufficient bids or publications in accordance with the terms hereof, the "Applicable BA Discount Rate" shall be the rate calculated in the manner described above for the most recent business day that such rate is available until the circumstances giving rise to such inability no longer exist.

     Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Leverage Ratio, as determined for the period ending on the fiscal quarter ended immediately preceding the applicable Rate Adjustment Period.

==========================================================================================================================
                                                         BASE RATE           EUROCURRENCY            COMMITMENT FEE
   LEVEL                 LEVERAGE RATIO                    LOANS              RATE LOANS                  RATE
------------ --------------------------------------- ------------------- ---------------------- --------------------------
------------ --------------------------------------- ------------------- ---------------------- --------------------------
     I              Greater than or equal to
                           4.75:1.00                       1.25%                 3.00%                   0.500%
------------ --------------------------------------- ------------------- ---------------------- --------------------------
------------ --------------------------------------- ------------------- ---------------------- --------------------------
    II          Less than 4.75:1.00 but greater
                   than or equal to 4.25:1.00              1.00%                 2.75%                   0.500%
------------ --------------------------------------- ------------------- ---------------------- --------------------------
------------ --------------------------------------- ------------------- ---------------------- --------------------------
    III         Less than 4.25:1.00 but greater
                   than or equal to 3.75:1.00              0.75%                 2.50%                   0.500%
------------ --------------------------------------- ------------------- ---------------------- --------------------------
------------ --------------------------------------- ------------------- ---------------------- --------------------------
    IV          Less than 3.75:1.00 but greater
                   than or equal to 3.25:1.00              0.50%                 2.25%                   0.375%
------------ --------------------------------------- ------------------- ---------------------- --------------------------
------------ --------------------------------------- ------------------- ---------------------- --------------------------

     V                Less than 3.25:1.00                  0.50%                 2.00%                   0.375%
==========================================================================================================================

     Notwithstanding the foregoing, (a) for Revolving Credit Loans and Term Loan A outstanding, the Letter of Credit Fees and the commitment fees payable during the period commencing on the Closing Date through the date immediately preceding the first Adjustment Date to occur after the Company's delivery of a Compliance Certificate for the quarter ending June 30, 1999, the Applicable Margin shall be Level I set forth above, and (b) if the Company fails to deliver any Compliance Certificate pursuant to ss.8.4(d) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.

     Arranger. BancBoston Robertson Stephens Inc.

     Asset Sale. Any one or series of related transactions in which any applicable Person conveys, sells, transfers or otherwise disposes of, directly or indirectly, any of its properties, businesses or assets (including the sale or issuance of capital stock of a Subsidiary), whether owned on the Closing Date or thereafter acquired.

     Assignment and Acceptance. See ss.19.1.

     BA Discount Proceeds. With respect to any Bankers' Acceptance to be accepted and purchased by a BA Lender, an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by multiplying (a) the face amount of such Bankers' Acceptance times (b) the quotient equal to (such quotient being rounded up or down to the nearest fifth decimal place and .000005 being rounded up) (i) one divided by (ii) the sum of (A) one plus (B) the product of (1) the Applicable BA Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance times (2) the quotient equal to (aa) the number of days remaining in the term of such Bankers' Acceptance divided by (bb) 365.

     BA Lenders. See ss.2A.1.

     Balance Sheet Date. September 30, 1998.

     Bankers' Acceptances. A bill of exchange denominated in Canadian Dollars drawn on, and accepted by, the Canadian Fronting Bank pursuant to ss.2A hereof.

     Bankers' Acceptance Notice. See ss.2A.1.

     Banks. BKB and the other lending institutions listed on Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to ss.19 and, unless the context otherwise requires, the Fronting Bank.

     Base Rate. The higher of (a) the annual rate of interest announced from time to time by BKB at its head office in Boston, Massachusetts, as its "base rate" and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three (3) funds brokers of recognized standing selected by the Agent.

     Base Rate Loans. Collectively, (a) Loans denominated in Dollars bearing interest calculated by reference to the Base Rate and (b) Loans to Rival Canada denominated in Canadian Dollars bearing interest calculated by reference to the Canadian Base Rate.

     Berkshire Fund IV. Berkshire Fund IV, L.P., a Massachusetts limited partnership.

     Berkshire Fund V. Berkshire Fund V, L.P., a Massachusetts limited partnership.

     Berkshire Fund IV Investment Corp. Berkshire Fund IV Investment Corp., a Massachusetts corporation.

     Berkshire Fund V Investment Corp. Berkshire Fund V Investment Corp., a Massachusetts corporation.

     Berkshire Investors LLC. Berkshire Investors LLC, a Massachusetts limited liability company.

     Berkshire Partners. Berkshire Partners LLC, a Massachusetts limited liability company.

     Bionaire B.V. As defined in the preamble hereto.

     BKB. BankBoston, N.A., a national banking association, in its individual capacity.

     Borrowers. As defined in the preamble hereto.

     Business Day. Any day on which banking institutions in Boston, Massachusetts, are open for the transaction of banking business and, in addition, (a) if Eurocurrency Rate Loans denominated in Dollars are involved, a day which is also a day in which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith; (b) if Eurocurrency Rate Loans denominated in an Optional Currency are involved, a day on which dealings and exchange in Dollars and the relevant Optional Currency can be carried on in the relevant Eurocurrency Interbank Market and Dollar settlements of such dealings may be effected in New York, New York and London, and also a day on which dealings and exchange in

Dollars and in the relevant Optional Currency can be carried on in the principal financial center of the country in which such currency is legal tender and in London, England; and (c) in the case of the Revolving Credit Loans made to Rival Canada and Bankers' Acceptances, also a day in which banking institutions in Toronto, Canada are open for the transaction of banking business.

     Canadian Base Rate. The higher of (a) the annual rate of interest announced from time to time by the Canadian Fronting Bank as its "prime rate" for commercial loans in Canadian Dollars to borrowers in Canada (it being understood that such rate is a reference rate and not necessarily the lowest rate of interest charged by the Canadian Fronting Bank) plus a rate to be negotiated (but not to exceed one-half of one percent (1/2%)), and (b) one percent (1%) above the one-month acceptance rate quoted by the Canadian Fronting Bank at 10:00 a.m. (Toronto time) that appears on the Reuters Screen CDOR page on such day as its rate for acceptance in Canada.

     Canadian Dollars or C$. Dollars designated as lawful currency in Canada.

     Canadian Dollar Equivalent. On any particular date, with respect to an amount of Dollars on any date, the amount of Canadian Dollars that may be purchased with such amount of Dollars at the Exchange Rate with respect to Dollars on such date.

     Canadian Exchange Rate. With respect to any amount in Dollars the rate of exchange as quoted by the Bank of Canada as the noon rate of Canadian Dollars for Dollars on or about 12:00 p.m. (noon) Toronto time on the Business Day on which the determination is required to be made or, if such rate is for any reason not available, the spot rate quoted for wholesale transactions by the Canadian Fronting Bank of Canadian Dollars for Dollars on or about 12:00 p.m.
(noon) Toronto time on the Business Day on which the determination is required to be made.

     Canadian Fronting Bank. A Lender approved by the Agent and the Borrowers to act as fronting bank with respect to the Canadian Loans and Bankers' Acceptances which is a bank named in Schedule I or Schedule II to the Bank Act (Canada) having total assets in excess of $50,000,000, provided, that in the event the Canadian Fronting Bank is also a Bank, such Person's funding requirements as Canadian Fronting Bank shall not include its independent requirement in its individual capacity to fund as a Bank.

     Canadian Loans. Revolving Credit Loans made or to be made by the Canadian Fronting Bank to Rival Canada pursuant to ss.2.1 hereof.

     Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery, equipment and all other assets which are treated as capital assets in accordance with generally accepted accounting principles) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital Expenditures. Amounts paid or Indebtedness incurred by the Company or any of its Subsidiaries in connection with (a) the purchase or lease by the Company or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles or (b) the lease of any assets by the Company or any of its Subsidiaries as lessee under any synthetic lease referred to in clause (f) of the definition of the term "Indebtedness" to the extent that such assets would have been Capital Assets had the synthetic lease been treated for accounting purposes as a

Capitalized Lease, provided, for purposes of this definition, to the extent the Company makes a Capital Expenditure in connection with the purchase of the real property in Milford, Massachusetts, and subsequently sells such real property, the Company shall be entitled to a credit of such Capital Expenditure in the period so made in an amount which is the lesser of (a) the amount of such initial Capital Expenditure or (b) the cash sales price for such real property.

     Capitalization Documents. Collectively, the Stockholders Agreement and the articles of organization or comparable charter documents, as the case may be, of the Company and its Subsidiaries.

     Capitalized Leases. Leases under which the Company or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     CERCLA. See ss.7.18(a).

     Charges Over Shares. Collectively, the Charge Over Shares, dated as of December 15, 1997, and amended as of the Closing Date, between Holmes Far East, Raider and the Agent and amended as of the Closing Date, the several Charges Over Shares, dated as of the Closing Date between Holmes Far East, Holmes UK and the Agent, and each in form and substance satisfactory to the Banks and the Agent.

     Closing Date. The first date on which the conditions set forth in ss.ss.11 and ss.12 have been satisfied, the outstanding Loans under the Original Credit Agreement are converted to Loans hereunder, and any Loans are to be made or any Letter of Credit is to be issued hereunder.

     Code. The Internal Revenue Code of 1986, as amended.

     Collateral. All of the property, rights and interests of the Company and its Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

     Commitment. With respect to each Bank, the amount set forth on Schedule 1 hereto as the amount of such Bank's commitment to make Revolving Credit Loans to the Company and to purchase a risk participation from the Fronting Bank or the Canadian Fronting Bank, as the case may be, for Multicurrency Loans made to the Subsidiary Borrowers by the Fronting Bank pursuant to ss.2.10 hereof and Canadian Loans made to Rival Canada and Bankers' Acceptances issued for the account of Rival Canada by the Canadian Fronting Bank pursuant to ss.ss.2.10 and 2A hereof, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Fee Rate. The applicable rate per annum set forth in the chart contained in the definition of Applicable Margin under the heading "Commitment Fee Rate".

     Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of all of the Banks.

     Company. As defined in the preamble hereto.

     Compliance Certificate. See ss.8.4(d).

     Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Company and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

     Consolidated Excess Cash Flow. With respect to the Borrowers, on a consolidated basis, and for any fiscal year ending on or after December 31, 1999, an amount equal to Consolidated Operating Cash Flow for such fiscal year, less (a) the sum of (i) Consolidated Total Interest Expense for such fiscal year plus (ii) any mandatory permanent repayments (whether scheduled or otherwise) of principal on any Indebtedness of the Borrowers or any of their Subsidiaries paid or due and payable during such period (other than such payments in any year in respect of the Consolidated Excess Cash Flow for the prior year), plus (iii) cash Integration Expenses added to EBITDA in such fiscal year.

     Consolidated Net Income (or Deficit). The consolidated net income (or loss) of the Company and its Subsidiaries, determined in accordance with generally accepted accounting principles and before any reduction in respect of preferred stock dividends, excluding, however, (a) any gain (but not loss), together with any related provision for taxes on such gain (but not loss) realized in connection with (i) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (ii) the disposition of any securities by the Company or any of its Subsidiaries or the extinguishment of any Indebtedness of the Company or any of its Subsidiaries and (b) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss); provided that (1) the Consolidated Net Income (but not loss) of any Subsidiary that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the Company or another Subsidiary thereof; (2) the net income of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that net income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or its stockholders; (3) the net income of any Person acquired in a pooling of interest transaction for any period prior to the date of such acquisition shall be excluded; (4) the cumulative effect of a change in accounting principles shall be excluded; and
(5) cash restructuring and integration expenses resulting from the disposition of the Borrowers' commercial, industrial or pump lines of business as permitted under ss.9.5.2 and paid from the proceeds of such disposition shall not be deducted in calculating Consolidated Net Income, provided, however, solely for purposes of determining the Leverage Ratio for purposes of the Applicable Margin, Consolidated Net Income shall exclude any effect of the PRC Reserve up to an aggregate amount of $600,000 in any fiscal year.

     Consolidated Operating Cash Flow. For any period, an amount equal to (a) the sum of (i) EBITDA plus (ii) if applicable, in-flows resulting from Net Working Capital Changes for such period, less (b) the sum of (i) cash payments for all taxes paid during such period, plus (ii) to the extent not already deducted in the determination of EBITDA, Capital Expenditures made during such period to the extent permitted by ss.10.4, plus (iii) if applicable, out-flows resulting from Net Working Capital Changes for such period.

     Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be paid or accrued by the Company and its Subsidiaries during such period on all

Indebtedness of the Company and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease, or any synthetic lease referred to in clause
(f) of the definition of the term "Indebtedness," and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money but excluding payments consisting of reasonable closing fees and expenses incurred by the Company and its Subsidiaries in connection with the Acquisition or incurred hereunder.

     Continuing Directors. As of any date of determination, any member of the Board of Directors of the Company who (a) was a member of such Board of Directors on the Closing Date or (b) was nominated for election or elected to such Board of Directors with the approval of the majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

     Conversion Request. A notice given by the applicable Borrower to the Agent of such Borrower's election to convert or continue a Loan in accordance with ss.2.7 (in the case of Revolving Credit Loans) or ss.3.5.2 (in the case of Term Loans).

     Credit Agreement. This Amended and Restated Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

     Debentures. Collectively, (a) the Debenture, dated as of December 15, 1997 and amended as of the Closing Date, between Esteem and the Agent, (b) the Debenture, dated as of the Closing Date between Patton HK and the Agent and (c) the Debenture, dated as of the Closing Date and between Holmes UK and the Agent, each in form and substance satisfactory to the Banks and the Agent.

     Default. See ss.13.1.

     Delinquent Bank. See ss.15.5.3.

     Delivered Pro Forma Results. As defined in the definition of "Historical Pro Forma Results".

     Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Company, other than dividends payable solely in shares of common stock of the Company; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Company, directly or indirectly through a Subsidiary of the Company or otherwise; the return of capital by the Company to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Company.

     Documentation Agent. Lehman Commercial Paper Inc., in its capacity as documentation agent for the Banks.

     Dollar Equivalent. On any particular date, with respect to any amount denominated in Dollars, such amount of Dollars, and with respect to any amount denominated in a currency other than Dollars, the amount (as conclusively ascertained by the Agent absent manifest error) of Dollars which could be purchased by the Agent (in accordance with its normal banking practices) in the London foreign currency deposit markets with such amount of such currency at the spot rate of exchange prevailing at or about 11:00 a.m. (London time) on such date.

     Dollars or $. Dollars in lawful currency of the United States of America.

     Domestic Borrowers. See preamble.

     Domestic Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

     Domestic Subsidiary. Any Subsidiary which is not a Foreign Subsidiary.

     Drawdown Date. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with ss.2.7.

     EBITDA. With respect to the Company and its Subsidiaries and any fiscal period, an amount equal to Consolidated Net Income for such period, plus, to the extent deducted in the calculation of Consolidated Net Income and without duplication, (a) depreciation and amortization for such period, plus (b) other noncash charges for such period, plus (c) income tax expense for such period, plus (d) Consolidated Total Interest Expense paid or accrued during such period, plus (e) Integration Expenses paid or accrued during such period, provided, however, such Integration Expenses shall only be included to the extent such Integration Expenses are paid or accrued prior to the second anniversary of the Closing Date, all as determined on a Pro Forma Basis and in accordance with generally accepted accounting principles. For purposes of this Credit Agreement, EBITDA for the fiscal quarters ended September 30, 1998, December 31, 1998 and March 31, 1999 shall be $18,450,000 for each such quarter.

     Eligible Assignee. Any of (a)(i) a commercial bank, insurance company or commercial finance company or other financial institution organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; (v) any investment company, investment fund, financial institution or other institutional lender (other than any financial institution which, but for the amount of its total assets, would have been an Eligible Assignee under clauses (a)(i) through
(a)(iv) above) having total assets in excess of $100,000,000 (or with respect to a Bank that is a holder of Term Loan B, such lower amount as shall be reasonably approved by the Company and the Agent); and (vi) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld and (b) any Bank and any Affiliate of any Bank and, with respect to any Bank that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor of such Bank or by an Affiliate of such investment advisor (and treating all such funds so managed as a single Eligible Assignee); provided that no Affiliate of any Borrower shall be an Eligible Assignee.

     Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by any Borrower or any Subsidiary of any Borrower, other than a Guaranteed Pension Plan or a Multiemployer Plan, and with respect to Rival Canada, all employee benefit programs relating to employees of Rival Canada other than pension plans, but including profit sharing, deferred compensation, incentive, severance, change of control, phantom stock, stock option, stock purchase, bonus, health or insurance plans and arrangements (in each case, oral or written).

     EMU. The third stage of the economic and monetary union formed pursuant to the EU Treaties.

     Environmental Laws. See ss.7.18(a).

     EPA. See ss.7.18(b).

     Equity Issuance. The sale or issuance by the Company or any of its Subsidiaries of any of its capital stock or equity interests or any warrants, rights or options to acquire its capital stock or equity interests.

     ERISA. The Employee Retirement Income Security Act of 1974.

     ERISA Affiliate. Subsidiaries of the Borrowers and, other than for purposes of ss.7.16, clause (i) of ss.8.11 and ss.9.9(e), any Person which is treated as a single employer with any Borrower under ss.414 of the Code.

     ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder.

     Esteem. As defined in the preamble hereto.

     EU Treaties. The Treaty Establishing the European Economic Community, as amended by the Treaty on the European Union (the Maastricht Treaty).

     Euro or e. The currency introduced during the third stage of the EMU.

     Eurocurrency Interbank Market. Any lawful recognized market in which deposits of Dollars and the relevant Optional Currencies are offered by international banking units of United States banking institutions and by foreign banking institutions to each other and in which foreign currency and exchange operations or eurocurrency funding operations are customarily conducted.

     Euro Interbank Rate. With respect to any Loan denominated or to be denominated in Euros, the rate of interest at which the Reference Bank is able to obtain deposits for comparable amounts in Euros for the relevant Interest Period in the Euro interbank market for a period comparable to the duration of such Interest Period, as determined by the Reference Bank.

     Eurocurrency Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurocurrency Rate Loans.

     Eurocurrency Offered Rate. With respect to the Interest Period for any Eurocurrency Rate Loan denominated in a currency other than Dollars, the rate per annum (rounded upwards to the nearest 1/16 of one percent) equal to the rate at which the Reference Bank is offered deposits in Dollars or the relevant Optional Currency, as the case may be, two (2) Business Days prior to the beginning of such Interest Period in the Eurocurrency Interbank Market where the foreign currency and exchange operations or eurocurrency funding operations of the Agent are customarily conducted at or about 10:00 a.m. (London time) for delivery on the first day of such Interest Period and for the number of days comprised therein and in an amount equal (as nearly as may be) to the Reference Bank's Commitment Percentage of such Eurocurrency Rate Loan to which such Interest Period applies.

     Eurocurrency Rate. With respect to amounts denominated in Dollars, the Eurodollar Rate, and with respect to amounts denominated in any currency other than Dollars, the International Eurocurrency Rate.

     Eurocurrency Rate Loans. Loans bearing interest calculated by reference to a Eurocurrency Rate.

     Eurocurrency Reserve Rate. For any day with respect to (i) a Eurocurrency Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate and
(ii) a Canadian Dollar Eurocurrency Rate Loan, the rate at which such lender would be required to maintain reserves with respect to such Canadian Dollar Eurocurrency Rate Loan.

     Eurodollar Rate. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in Dollars, the rate of interest equal to (a) the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the Reference Bank's Eurocurrency Lending Office is offered Dollar deposits two (2) Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurocurrency Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurocurrency Rate Loan denominated in Dollars of the Reference Bank to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Event of Default. See ss.13.1.

     Exchange Offer. The offer by the Company and those certain Domestic Subsidiaries of the Company party to the Subordinated Guarantee to exchange the Subordinated Notes issued on or prior to the Closing Date for a new issue of Subordinated Notes (with terms substantially identical to those of the New Subordinated Notes issued on the Closing Date) pursuant to a registration statement to be filed with the Securities and Exchange Commission within ninety
(90) days after the Closing Date (the "Registration Statement").

     Fee Letter. The fee letter, dated on or prior to the Closing Date, between the Company and the Agent, as the same may be amended, modified or supplemented from time to time.

     Fixed Charge Coverage Ratio. As at any date of determination, the ratio of
(a) EBITDA for the Reference Period most recently ended on such date (or, if such date is not a fiscal quarter end date, the period of four consecutive fiscal quarters most recently ended) less the aggregate amount of all Capital Expenditures made in such period, other than (i) Capital Expenditures made prior to the second anniversary of the Closing Date consisting of systems and upgrade expenses up to an aggregate amount not to exceed $5,000,000, and (ii) Capital Expenditures in respect of restructuring and integration resulting from the sales of the Borrowers' commercial, industrial and/or pump lines of business funded with up to 10% of the proceeds of such sales, less the aggregate amount of taxes paid in cash in such period to (b) the Fixed Charges of the Company and its Subsidiaries for such Reference Period (or, in the case of the Consolidated Total Interest Expense component of Fixed Charges, the Annualized Reference Period).

     Fixed Charges. For any period, all scheduled mandatory payments of principal on Indebtedness of the Company and its Subsidiaries made or required to be made in such period, plus the Consolidated Total Interest Expense of the Company and its Subsidiaries for such period, less non-cash interest expense and amortization in such period or write-off of fees and expenses in such period relating to financing activities.

     Foreign Guarantees. Those certain guarantee agreements, each dated either as of the Original Closing Date and amended as of the Closing Date or dated as of the Closing Date, from each of the Foreign Guarantors, each in form and substance satisfactory to the Banks and the Agent.

     Foreign Borrowers. As defined in the preamble hereto.

     Foreign Guarantors. Esteem, Holmes Far East, Raider, Rival Canada, Bionaire B.V., Patton HK and Holmes UK.

     Foreign Security Documents. Collectively, each of the Foreign Guarantees the Debentures, the Share Security Deeds and the Charges Over Shares.

     Foreign Subsidiary. Any Subsidiary which conducts substantially all of its business in countries other than the United States of America and that is organized under the laws of a jurisdiction other than the United States of America and the States (or the District of Columbia) thereof.

     Fronted Loans. That portion of the Revolving Credit Loans which is funded by the Fronting Bank or the Canadian Fronting Bank, as the case may be, and is not funded by another Bank.

     Fronting Bank. BankBoston, N.A., acting through its Hong Kong or United Kingdom branches, as fronting bank and any other Person who replaces BankBoston, N.A. as Fronting Bank pursuant to the provisions of ss.2.10.4 hereof, provided, for purposes of this Credit Agreement, in the event the Fronting Bank is also a Bank, such Person's funding requirements in its capacity as Fronting Bank shall not include its independent requirement in its individual capacity to fund as a Bank.

     Fronting Loan Event. A Fronting Loan Event shall be deemed to occur if at any time it should become illegal or would violate any law, order, regulation or policy (including without limitation any internal banking or other lending policy of the Fronting Bank) or would otherwise not be practicable for the Fronting Bank to hold the Fronted Loans.

     GE Joint Venture. Those certain joint venture arrangements between the Company and certain of its Subsidiaries and General Electric Company and certain of its subsidiaries (collectively, "GE"), pursuant to which (a) one or more of the Company's Foreign Subsidiaries and GE will co-own certain joint venture entities, with the Foreign Subsidiary holding not less than 49% ownership interest (the "HK JV") and (b) Holmes Motor Corporation owns not less than 49% of a joint venture entity (the "US JV" and, collectively with the HK JV, the "JV") and GE owns the balance of the US JV, with the JV purchasing, among other things, certain motors from certain Subsidiaries of the Company and GE providing, among other things, selling, management and administrative support to the JV, all on such terms as disclosed in writing to the Agent and set forth in more detail in an Organization Agreement and related documentation.

     generally accepted accounting principles. (a) When used in ss.10, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of the Company reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Company adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would (but for the absence of footnotes and year-end adjustments for interim financial statements), insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Obligations. See ss.6.3.1 hereof.

     Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by any Borrower or any Subsidiary of any Borrower or (except for purposes of ss.7.16, clause (i) of ss.8.11 and ss.9.9(e)) any ERISA Affiliate, the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan, and with respect to Rival Canada, all pension and retirement plans relating to the current and former employees of Rival Canada, whether registered or unregistered, funded or unfunded and written or oral.

     Guarantors. Each Domestic Subsidiary of the Company existing on the Closing Date and each other Person which is required to be or become a guarantor from time to time pursuant to ss.8.15 hereof.

     Guaranty. The Guaranty, dated as of the Original Closing Date and as amended as of the Closing Date, made jointly and severally by each Domestic Subsidiary of the Company in favor of the Banks and the Agent pursuant to which each Domestic Subsidiary of the Company guaranties to the Banks and the Agent the payment and performance of the Obligations, in form and substance satisfactory to the Banks and the Agent.

     Hazardous Substances. See ss.7.18(b).

     Historical Pro Forma Results. The pro forma historical financial results of the Company and its Subsidiaries (including Rival and its Subsidiaries as if the Acquisition had occurred at the beginning of such period) on a consolidated basis for the two consecutive fiscal quarters ended September 30, 1998 delivered to the Agent on or prior to the Closing Date (the "Delivered Pro Forma Results") together with the pro forma historical financial results of the Company and its Subsidiaries (including Rival and its Subsidiaries) for the fiscal quarters ending December 31, 1998 and March 31, 1999, which are prepared in a manner consistent with the Delivered Pro Forma Results and which are otherwise reasonably satisfactory to the Agent.

     Holmes Far East. As defined in the preamble hereto.

     Holmes UK. As defined in the preamble hereto.

     Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against, all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

            (a) every obligation of such Person for money borrowed,

            (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

            (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

            (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding (i) trade accounts payable or accrued liabilities arising to third parties or the JV in the ordinary course of business and (ii) intercompany accounts payable of the Company or any of its Subsidiaries to the Company or any of its Subsidiaries, as the case may be, arising in the ordinary course of business, priced consistent with past practices and provided that (1) such Subsidiary agrees on terms acceptable to the Agent that, if any Default or Event of Default shall have occurred and be continuing, no payment shall be made or received on such account payable prior to performance and payment in full, in cash, of all Obligations to the Banks and the Agent; and (2) the transaction giving rise to such account payable was either conducted on an arms-length basis for fair market value or is on terms favorable to the Company or any Guarantor (the "Intercompany Accounts"),

            (e) every obligation of such Person under any Capitalized Lease,

            (f) every obligation of such Person under any lease (a "synthetic lease") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes,

            (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of doubtful, bad, overdue or defaulted receivables for collection or sale and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

            (h) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of capital stock of any class issued by such Person, any warrants, options or other rights to acquire any such shares, or any rights measured by the value of such shares, warrants, options or other rights other than equity related purchase obligations which by their terms are not payable until such time as all Obligations have been indefeasibly repaid in full in cash,

            (i) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices,

            (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

            (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
     (a) through (j) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

     The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any interest rate or exchange rate protection arrangements shall be the net liability of such Person under such arrangement at such time, calculated on a basis satisfactory to the Agent in accordance with accepted practices, (x) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Company or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (y) any synthetic lease shall be the stipulated loss value, termination value or other equivalent amount and (z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

     Indenture Trustee. State Street Bank and Trust Company.

     Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. ss.24, Seventh), as amended.

     Initial Public Offering. The initial underwritten public offering of the common stock of the Company registered under the Securities Act of 1933.

     Instrument of Adherence. See ss.9.5.1.

     Intercompany Accounts. As defined in the definition of "Indebtedness".

     Integration Expenses. Collectively, those expenses incurred by the Company or any of its Subsidiaries in connection with systems costs, severance costs and expenses and similar arrangements, and consolidation and integration costs including without limitation related consulting fees and expenses incurred in connection with, or as a result of, the Acquisition, up to an aggregate amount of not more than $7,800,000; provided that not more than $5,800,000 shall be incurred from the Closing Date through and until the first anniversary of the Closing Date and provided further that $3,000,000 of such costs and expenses not incurred in such first year may be carried over and incurred in the next year.

     Interest Coverage Ratio. As at any date of determination, the ratio of (a) the EBITDA of the Company and its Subsidiaries for the Reference Period ending on such date (or, if such date is not a fiscal quarter end date, the period of four consecutive fiscal quarters most recently ended) to (b) Consolidated Total Interest Expense for the Annualized Reference Period then ended, less, to the extent included in such Consolidated Total Interest Expense, non-cash interest expense and amortization or write-off of fees and expenses relating to financing activities.

     Interest Payment Date. (a) As to any Base Rate Loan, the last day of the calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan; and (b) as to any Eurocurrency Rate Loan in respect of which the Interest Period is (i) three (3) months or less, the last day of such Interest Period and (ii) more than three (3) months, the date that is three
(3) months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     Interest Period. With respect to each Revolving Credit Loan or all or any relevant portion of the Term Loans, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the applicable Borrower in a Loan Request or as otherwise required by the terms of this Credit Agreement (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurocurrency Rate Loan, 1, 2, 3, or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or all or any relevant portion of the Term Loans and ending on the last day of one of the periods set forth above, as selected by the applicable Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

            (a) if any Interest Period with respect to a Eurocurrency Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

            (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

            (c) if the applicable Borrower shall fail to give notice as provided in ss.2.7, (i) for Eurocurrency Rate Loans denominated in Dollars or Canadian Dollars, the applicable Borrower shall be deemed to have requested a conversion of the affected Eurocurrency Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto and (ii) for Eurocurrency Rate Loans denominated in an Optional Currency, the relevant Borrower shall repay such Eurocurrency Rate Loan on the last day of the then current Interest Period with respect thereto;

            (d) any Interest Period relating to any Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

            (e) any Interest Period relating to any Eurocurrency Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit Loan), the Term Loan A Maturity Date (if comprising a Term Loan A or a portion thereof) or the Term Loan B Maturity Date (if comprising a Term Loan B or a portion thereof) shall end on the Revolving Credit Loan Maturity Date, the Term Loan A Maturity Date or the Term Loan B Maturity Date, as the case may be.

     International Eurocurrency Rate. With respect to all Eurocurrency Rate Loans denominated in an Optional Currency for any Interest Period, the annual rate of interest, rounded to the nearest 1/16th of one percent (1/16%), determined by the Agent for such Interest Period in accordance with the following formula:

                                                  Eurocurrency Offered Rate
                                                  -------------------------
     International Eurocurrency Rate=     1 - Eurocurrency Reserve Rate

     Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person; provided, however, Intercompany Accounts shall not be considered Investments. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Kahn Permitted Transferee. Each Person to whom Jordan A. Kahn had the right to transfer shares of the common stock of the Company pursuant to Section 4.1 of the Stock Purchase Agreement dated as of October 27, 1997 between Jordan A. Kahn and Holmes Acquisition LLC.

     Letter of Credit. See ss.4.1.1.

     Letter of Credit Application. See ss.4.6.

     Letter of Credit Fee. See ss.4.1.1.

     Letter of Credit Participation. See ss.4.1.4.

     Leverage Ratio. As at any date of determination, the ratio of (a) Total Funded Indebtedness of the Company and its Subsidiaries outstanding on such date to (b) EBITDA of the Company and its Subsidiaries for the Reference Period ended on such date (or, if such date is not a fiscal quarter end date the period of four consecutive fiscal quarters most recently ended), to be calculated on a Pro Forma Basis.

     Loans. The Revolving Credit Loans and Term Loans.

     Loan Account Record. See ss.2.4.

     Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Bankers' Acceptances, the Fee Letter and the Security Documents.

     Loan Request. See ss.2.6.

     Majority Banks. As of any date, the Banks having Total Percentages aggregating to at least fifty-one percent (51 %) on such date.

     Management Agreement. That Management Agreement dated as of November 26, 1997, as amended on or prior to the Closing Date between Berkshire Partners and the Company, in the form delivered to the Banks and the Agent on or prior to the Closing Date.

     Material Adverse Effect. A material adverse effect on (a) the business, condition (financial or otherwise), operations, performance or properties of the Domestic Borrowers and the Guarantors, taken as a whole, or the Domestic Borrowers and their Subsidiaries taken as a whole, or the Collateral, (b) the rights and remedies of the Agent or any Bank under any Loan Document or (c) the ability of the Borrowers or any of their Subsidiaries to perform their obligations under the Loan Documents.

     Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Merger. The merger of Moriarty Acquisition Corp. with and into Rival as contemplated by the Merger Documents.

     Merger Agreement. The Agreement and Plan of Merger, dated December 17, 1998 among Rival, the Company, and Moriarty Acquisition Corp., together with all schedules, exhibits and annexes thereto.

     Merger Documents. The Merger Agreement and all agreements and documents required to be entered into and delivered pursuant to the Merger Agreement or in connection with the Merger.

     Merger Effective Date. The Effective Date of the Merger, as such term is defined in the Merger Agreement.

     Moriarty Acquisition Corp. or MAC. As defined in the preamble hereto.

     Mortgaged Property. Any Real Estate which is subject to any Mortgage.

     Mortgages. The several mortgages and/or deeds of trust, dated or to be dated on or prior to the Closing Date, from the Domestic Borrowers and their Domestic Subsidiaries to the Agent with respect to the fee interests of the Domestic Borrowers and the Domestic Subsidiaries in the Real Estate and in form and substance satisfactory to the Banks and the Agent.

     Multicurrency Loans. Revolving Credit Loans made or to be made by the Fronting Bank to the Subsidiary Borrowers pursuant to ss.2.1 hereof.

     Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by any Borrower or any Subsidiary of any Borrower, or (except for ss.7.16) any ERISA Affiliate.

     Net Cash Proceeds. With respect to any Equity Issuance, the excess of the gross cash proceeds received by such Person from such Equity Issuance after deduction of reasonable and customary transaction expenses (including without limitation, underwriting discounts and commissions) actually incurred in connection with the Equity Issuance.

     Net Cash Sale Proceeds. The net cash proceeds received by the Company and its Subsidiaries in respect of any Asset Sale, less the sum of (a) all reasonable out-of-pocket fees, commissions and other expenses incurred in connection with such Asset Sale, including the amount (estimated in good faith by such Person) of income, franchise, sales and other applicable taxes required to be paid by such Person in connection with such Asset Sale and (b) the aggregate amount of cash so received by such Person which is used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Person permitted by this Credit Agreement that was secured by a lien or security interest (if any) permitted by this Credit Agreement having priority over the liens and security interests (if any) of the Agent (for the benefit of the Banks) with respect to such assets transferred, and which is required to be repaid in whole or in part (which repayment, in the case of any other revolving credit arrangements or multiple advance arrangements, reduces the commitment thereunder) in connection with such Asset Sale.

     Net Working Capital Changes. For any fiscal period, the net change from the last day of the immediately preceding like fiscal period to the last day of such fiscal period in (a) both billed and unbilled Accounts Receivable, (b) current accounts payable of the Borrowers and their Subsidiaries, (c) current accruals and accretions (exclusive of interest accruals and accretions) of the Borrowers and their Subsidiaries and (d) inventory of the Borrowers and their Subsidiaries. For the fiscal period ending December 31, 1999, Net Working Capital Changes shall be calculated from the opening balance sheet as at the Closing Date.

     New Subordinated Notes. The 9 7/8% Senior Subordinated Notes due 2007 issued by the Company in the aggregate principal amount of $31,250,000 issued pursuant to the Subordinated Indenture, and any such documents, instruments or agreements issued in exchange therefor pursuant to the Exchange Offer.

     Notarial Deed of Pledge of Shares. The Notarial Deed of Pledge of Shares dated prior to or as of the Closing Date, among Bionaire B.V., Rival and the Agent.

     Notes. The Revolving Credit Notes and Term Notes.

     Obligations. All indebtedness, obligations and liabilities of any of the Borrowers and their respective Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit or Bankers' Acceptances, or arising or incurred in connection with any interest rate, foreign exchange and/or currency risk protection arrangements entered into with any of the Banks, or any documents, agreements or instruments executed in connection therewith, or other instruments at any time evidencing any thereof.

     OC Notice. See ss.2.9.

     Optional Currency. Hong Kong Dollars, Pounds Sterling, Dutch Guilders and the Euro, so long as such currency is freely convertible into Dollars and which is traded on any recognized Eurocurrency Interbank Market selected by the Agent in good faith.

     Original Banks. See preamble.

     Original Closing Date. November 26, 1997.

     Original Credit Agreement . See preamble.

     outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

     Overnight Rate. For any day, (a) as to Loans denominated in Dollars, the weighted average interest rate paid by the Agent for federal funds acquired by the Agent, and (b) as to Loans denominated in an Optional Currency, the rate of interest per annum at which overnight deposits in the applicable Optional Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the Agent to major banks in the London interbank market.

     participating member state. Each state described as a "participating member state" in the EU Treaties.

     Patent Assignments. The several Patent Assignments, dated as of the Closing Date or as of the Original Closing Date and amended as of the Closing Date, made by certain Borrowers in favor of the Agent and in form and substance satisfactory to the Banks and the Agent.

     Patton HK. As defined in the preamble hereto.

     Patton HK Letters of Credit. Those certain letters of credit issued prior to the Original Closing Date for the account of Patton HK and Rival and more fully described on Schedule 1.1(b) hereto.

     PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

     Perfection Certificates. The Perfection Certificates as defined in the Security Agreements.

     Permitted Acquisition. As defined in ss.9.5.1 (b) hereto, and any other stock or asset acquisition consented to in writing by the Majority Banks.

     Permitted Liens. Liens, security interests and other encumbrances permitted by ss.9.2.

     Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     PRC Reserve. The amount of the reserve imposed by the appropriate governmental or other regulatory authority of the People's Republic of China which any Subsidiary organized under the laws of the People's Republic of China is required to take to protect against repatriation of funds from the People's Republic of China.

     Principal Affiliate. Any Person directly or indirectly controlling or controlled by or under direct or indirect common control with a Principal. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of ten percent (10%) or more of the Voting Stock of a Person shall be deemed to be control.

     Principals. Collectively, Berkshire Partners, Berkshire Fund IV, Berkshire Fund IV Investment Corp., Berkshire Fund V, Berkshire Fund V Investment Corp., Berkshire Investors LLC and any of their respective Principal Affiliates, Jordan
A. Kahn and his Principal Affiliates, Stanley Rosenzweig and Gregory F. White, provided, however, for purposes of this Credit Agreement, any shares of the capital stock of the Company owned by a Kahn Permitted Transferee on the Closing Date will be deemed to be owned by Jordan A. Kahn.

     Pro Forma Basis. In connection with any proposed Permitted Acquisition after the Closing Date, the calculation of compliance with the financial covenants described in ss.ss.9.5.1 and 10 hereof by the Company and its Subsidiaries (including the Person to be acquired) with reference to either (a) the audited historical financial results of the Person so acquired together with any interim financial results of such Person prepared since the date of the last audited financial statements and prepared in a manner consistent with past practices or (b) to the extent such Person to be acquired has no audited historical financial results, the management prepared financial results of such Person, with such results to be in form and substance reasonably acceptable to the Agent, and the Company and its Subsidiaries for the applicable Test Period after giving effect on a pro forma basis to such Permitted Acquisition in the manner described in (i), (ii) and (iii) below; and, following a Permitted Acquisition, the calculation of compliance with the financial covenants contained in ss.10 for the fiscal quarter in which such Permitted Acquisition occurred and each of the three fiscal quarters immediately following such Permitted Acquisition with reference to either (a) the audited historical financial results of the Person so acquired together with any interim financial results of such Person prepared since the date of the last audited financial statements and prepared in a manner consistent with past practices or (b) to the extent such Person to be acquired has no audited historical financial results, the management prepared financial results of such Person, with such results to be in form and substance reasonably acceptable to the Agent (which may include, at the Agent's request, review by independent certified public accountants reasonably satisfactory to the Agent) and the Company and its Subsidiaries for the applicable Test Period after giving effect on a pro forma basis to such Permitted Acquisition in the manner described in (i), (ii) and (iii) below, provided, however, that, in each case, in the event that no historical financial results are available with respect to the Person or assets to be acquired, such calculations shall be made with reference to reasonable estimates of such past performance made by the Company based on existing data and other available information, such estimates to be acceptable to the Agent:

            (i) all Total Funded Indebtedness (whether under this Credit Agreement or otherwise) and any other balance sheet adjustments incurred or made in connection with the Permitted Acquisition shall be deemed to have been incurred or made on the first day of the Test Period, and all Indebtedness of the Person acquired or to be acquired in such Permitted Acquisition which was or will have been repaid in connection with the consummation of the Permitted Acquisition shall be deemed to have been repaid concurrently with the deemed incurrence of the Indebtedness incurred in connection with the Permitted Acquisition;

            (ii) all Total Funded Indebtedness assumed to have been incurred pursuant to the preceding clause (i) shall be deemed to have borne interest at the sum of (a) the arithmetic mean of (x) the Eurodollar Rate for Eurocurrency Rate Loans denominated in Dollars having an Interest Period of one month in effect on the first day of the Test Period and (y) the Eurodollar Rate for Eurocurrency Rate Loans denominated in Dollars having an Interest Period of one month in effect on the last day of the Test Period plus (b) the Applicable Margin for the applicable Type of Loans then in effect (after giving effect to the Permitted Acquisition on a Pro Forma Basis); and

            (iii) other reasonable cost savings, expenses and other income statement or operating statement adjustments which are attributable to the change in ownership and/or management resulting from such Permitted Acquisition as may be approved by the Agent in writing (which approval shall not be unreasonably withheld) shall be deemed to have been realized on the first day of the Test Period; provided, however, adequately documented reductions in management compensation and rental expenses which will be effective upon the consummation of such Permitted Acquisition shall not require the approval of the Agent.

     Raider. As defined in the preamble hereto.

     Rate Adjustment Period. See the definition of Applicable Margin.

     RCRA. See ss.7.18(a).

     Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Company or any of its Subsidiaries.

     Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     Reference Bank. BankBoston, N.A.

     Reference Period. The period of the four (4) consecutive fiscal quarters of the Company ending on the relevant date (or, if such date is not a fiscal quarter end date, the period of four (4) consecutive fiscal quarters most recently ended) or if the relevant date occurs prior to the end of the fiscal quarter ending March 31, 1999, the Reference Period for any calculations made as of (i) March 31, 1999 shall be for the period of the four (4) consecutive fiscal quarters ending on such date based on the Historical Pro Forma Results for such four quarters; (ii) June 30, 1999 shall be the actual financial results for the fiscal quarter ending June 30, 1999 plus the Historical Pro Forma Results for the immediately preceding three fiscal quarters; (iii) September 30, 1999 shall be the actual financial results for the two consecutive fiscal quarters ending September 30, 1999 plus the Historical Pro Forma Results of the two consecutive fiscal quarters ended March 31, 1999; and (iv) December 31, 1999 shall be the actual financial results for the three consecutive fiscal quarters ending December 31, 1999 plus the Historical Pro Forma Results financial results of the fiscal quarter ended March 31, 1999.

     Refunding Bankers' Acceptance. See ss.2A.2 hereof.

     Register. See ss.19.3.

     Registration Rights Agreement. That certain Registration Rights Agreement with respect to the New Subordinated Notes dated as of February __, 1999 by and among the Company, certain Domestic Subsidiaries of the Company party to the Subordinated Guarantee, BancBoston Robertson Stephens Inc. and Lehman Brothers Inc., as initial purchasers, and in the form delivered to the Agent and the Banks on or prior to the Closing Date.

     Reimbursement Obligation. The applicable Borrower's obligation to reimburse the Agent and the Banks on account of any drawing under any Letter of Credit as provided, in ss.4.2.

     Restricted Payment. In relation to the Company and its Subsidiaries, any
(a) Distribution or (b) payment by the Company or any of its Subsidiaries to any Affiliate of the Company that is not a Borrower or Guarantor other than for goods and services in the ordinary course of business on terms equivalent to those obtainable in arms length transactions.

     Restructuring. Rival's previously announced plan to restructure certain of its operations and facilities to increase efficiencies and reduce costs, pursuant to which it has or will close its Montreal, Canada production and shipping facility and combined certain Canadian administrative functions, and has or will close three facilities in Indiana and North Carolina and sell its real property at which such facilities are located. In addition, Rival plans to expand its Missouri facilities to accommodate certain operations transferred from the closed facilities.

     Revolving Credit Loan Maturity Date. February 5, 2005.

     Revolving Credit Loans. Revolving credit loans made or to be made by the Banks to the Borrowers pursuant to ss.2 hereof (including, without limitation, all Multicurrency Loans and the creation and purchase of Bankers' Acceptances).

     Revolving Credit Notes. See ss.2.4.

     Rival. The Rival Company, a Delaware corporation, and, from and after the Merger Effective Date, shall refer to the surviving entity in the Merger.

     Rival Canada. As defined in the preamble hereto.

     Rival Letters of Credit. Those certain letters of credit issued prior to the Original Closing Date for the account of Rival and more fully described on
Schedule 1.1(a) hereto.

     SARA. See ss.7.18(a).

     Same Day Funds. With respect to disbursements and payments in (a) Dollars, immediately available funds, and (b) an Optional Currency, same day or other funds as may be determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Optional Currency.

     Section 20 Subsidiary. A Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     Security Agreements. The several Security Agreements, dated or to be dated on or prior to the Closing Date, and as may be amended as of the Closing Date, between the Company and certain of its Subsidiaries and the Agent, and in form and substance satisfactory to the Banks and the Agent.

     Security Documents. The Guaranty, the Security Agreements, the Debentures, the Patent Assignments, the Trademark Assignments, the Share Security Deeds, the Charges Over Shares, the Foreign Guarantees, the Stock Pledge Agreement, the Agreement of Pledge of Assets and Receivables, the Notarial Deed of Pledge of Shares, the Mortgages, the Assignment of Interest by Esteem as assignor of its interest in Dongguan Huixum Electrical Products Company, Ltd., the Assignment of Interest by Raider as assignor of its interest in Dongguan Raider Motor Corporation, Ltd. and all other instruments and documents, including without limitation Uniform Commercial Code financing statements, required to be executed or delivered pursuant to any Security Document.

     Settlement. The making or receiving of payments, in immediately available funds, by the Banks, to the extent necessary to cause each Bank's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) to be equal to such Bank's Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

     Settlement Amount. See ss.2.11.1.

     Settlement Date. (a) The Drawdown Date relating to any Loan Request, (b) Friday of each week, or if a Friday is not a Business Day, the Business Day immediately following such Friday, (c) at the option of the Agent, on any Business Day following a day on which the account officers of the Agent active upon the Borrower's account become aware of the existence of an Event of Default, (d) any Business Day on which the amount of Revolving Credit Loans outstanding from the Swing Line Bank plus the Swing Line Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than the Swing Line Bank's Commitment Percentage of the Total Commitment, (e) the Business Day immediately following any Business Day on which the amount of Revolving Credit Loans outstanding increases or decreases by more than $8,000,000 as compared to the previous Settlement Date, (f) any day on which any conversion of a Base Rate Loan to a Eurocurrency Rate Loan occurs, or (g) any Business Day on which (i) the amount of outstanding Revolving Credit Loans decreases and (ii) the amount of the Agent's Revolving Credit Loans outstanding equals zero Dollars ($0).

     Settling Bank. See ss.2.11.1.

     Share Security Deeds. Collectively, the Share Security Deed, dated as of December 15, 1997 and amended as of the Closing Date, among Far East, Esteem and the Agent and the Share Security Deed, dated prior to or as of the Closing Date, among Patton Electric Company, Inc., Patton HK and the Agent.

     Stockholders Agreement. The Stockholders Agreement dated as of November 26, 1997, and amended as of the Closing Date, among the Company and certain stockholders party thereto and in the form delivered to the Agent on the Closing Date.

     Stock Option Plan. The 1997 Stock Option Plan, as amended, a copy of which has been delivered to the Agent on or prior to the Closing Date.

     Stock Pledge Agreements. The several Stock Pledge Agreements, dated or to be dated on or prior to the Closing Date, and as may be amended as of the Closing Date between the Agent and each of the Company, Rival and Patton Electric Company, Inc., as the case may be, and in form and substance satisfactory to the Agent.

     Subordinated Debt. Unsecured Indebtedness of the Company or any of its Subsidiaries that is expressly subordinated and made junior to the payment and performance in full of the Obligations on terms satisfactory to the Agent and the Banks and evidenced as such by the Subordinated Debt Documents.

     Subordinated Debt Documents. The Subordinated Note Purchase Agreement, the Subordinated Indenture, the Subordinated Guarantees, the Registration Rights Agreement and the Subordinated Notes, each in the form delivered to the Agent prior to the Closing Date.

     Subordinated Guarantees. The guarantees entered into or to be entered into by certain of the Company's Domestic Subsidiaries pursuant to the Subordinated Indenture, which shall be in form and substance satisfactory to the Agent and the Banks.

     Subordinated Indenture. The collective reference to the Indenture dated as of November 26, 1997 between the Company and the Indenture Trustee and the Indenture dated as of February 5, 1999 between the Company and the Indenture Trustee, and any such documents, instruments or agreements issued in exchange pursuant to the Exchange Offer.

     Subordinated Notes. (a) The 9 7/8% Senior Subordinated Notes due 2007 issued by the Company in the aggregate principal amount of $105,000,000 pursuant to the Subordinated Indenture, (b) the New Subordinated Notes and (c) any such documents, instruments or agreements issued in exchange therefor pursuant to the Exchange Offer.

     Subordinated Note Purchase Agreement. The Purchase Agreement, dated as of a date on or prior to the Closing Date, among the Company, BancBoston Robertson Stephens Inc. and Lehman Brothers Inc.

     Subsidiary. Any corporation, association, trust, limited liability company, partnership or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Subsidiary Borrowers. As defined in the preamble hereto.

     Survey. The most recent survey conducted on each Mortgaged Property existing at the time of the Closing Date, and in relation to each Mortgaged Property acquired after the Closing Date, an instrument survey of such Mortgaged Property which shall show the location of all buildings, structures, easements and utility lines on such Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of such Mortgaged Property, shall not show any encroachments by others, shall show the zoning district or districts in which such Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law.

     Surveyor Certificate. In relation to each Mortgaged Property for which a Survey has been conducted, a certificate executed by the surveyor who prepared such Survey dated as of a recent date and containing such information relating to such Mortgaged Property as the Agent or the Title Insurance Company may require, such certificate to be satisfactory to the Agent in form and substance.

     Swing Line Bank. The Agent, or any other lending institution which replaces the Agent as the lending institution providing Swing Line Loans pursuant to ss.2.6.2.

     Swing Line Loans. Loans advanced by the Swing Line Bank under ss.2.6.2.

     Tender Offer. The Offer to Purchase for cash all outstanding shares of common stock of The Rival Company made by MAC on December 23, 1998, pursuant to the Tender Offer Documents.

     Tender Offer Documents. The Offer to Purchase for Cash All Outstanding Shares of Common Stock of The Rival Company at $13.75 Net Per Share, dated December 23, 1998, and the related Letter of Transmittal, Notice of Guaranteed Delivery, and Schedule 14D-9 Solicitation/Recommendation Statement, each in the form delivered to the Agent prior to the Closing Date.

     Term Loans. The Term Loan A and Term Loan B.

     Term Loan A. The term loan made or to be made by the Banks to the Borrowers on the Closing Date in the aggregate principal amount of $40,000,000 pursuant to ss.3.1.1 hereof.

     Term Loan A Commitment. With respect to each Bank, the amount set forth on
Schedule 1 hereto as the amount of such Bank's commitment to make Term Loan A to the Borrowers.

     Term Loan A Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of Term Loan A.

     Term Loan A Maturity Date. February 5, 2005.

     Term Loan B. The term loan made or to be made by the Banks to the Borrowers on the Closing Date in the aggregate principal amount of $85,000,000 pursuant to ss.3.1.2 hereof.

     Term Loan B Commitment. With respect to each Bank, the amount set forth on
Schedule 1 hereto as the amount of such Bank's commitment to make Term Loan B to the Borrowers.

     Term Loan B Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of Term Loan B.

     Term Loan B Maturity Date. February 5, 2007.

     Term Notes. See ss.3.2.

     Test Period. The period of all fiscal quarters (and any portion of a fiscal quarter) included in any covenant calculation and occurring prior to the date of such Permitted Acquisition as set forth in the definition of Pro Forma Basis.

     Title Insurance Company. Lawyers Title Insurance Company.

     Title Policy. In relation to each Mortgaged Property, an ALTA standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may, be determined by the Agent insuring the priority of the Mortgage of such Mortgaged Property and that the Domestic Borrowers or one of their Domestic Subsidiaries holds marketable fee simple title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may reasonably require, including but not limited to (i) comprehensive endorsement, (ii) variable rate of interest endorsement, (iii) usury endorsement, (iv) revolving credit endorsement, (v) tie-in endorsement
(vi) doing business endorsement, (vii) anti-taint endorsement and (viii) last dollar endorsement.

     Total Commitment. The sum of the Commitments of the Banks, as in effect from time to time.

     Total Funded Indebtedness. All Indebtedness of the Company and its Subsidiaries for borrowed money (including, without limitation, all guarantees by such Person of Indebtedness of others for borrowed money), purchase money Indebtedness, with respect to Capitalized Leases and synthetic leases, determined on a consolidated basis in accordance with generally accepted accounting principles; provided, however, for purposes of calculating the Leverage Ratio, Total Funded Indebtedness shall not include (a) the Maximum Drawing Amount of any issued, outstanding but undrawn documentary Letters of Credit and (b) the maximum aggregate amount that the beneficiaries may at any time draw under the Rival Letters of Credit and Patton HK Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of such Rival Letters of Credit or Patton HK Letters of Credit; and provided, further, that for purposes of calculating Indebtedness of the Borrowers under the Revolving Credit Loans for any period, the amount shall be the average amount of Revolving Credit Loans outstanding on the last day of any calendar month for the last twelve (12) calendar months (or such shorter period as has elapsed from the Closing Date) divided by twelve (or the applicable number of shorter months as has elapsed from the Closing Date), provided that notwithstanding anything to the contrary contained in this definition, for purposes of calculating Indebtedness of the Borrowers under the Revolving Credit Loans for the month ended January 31, 1999, such amount shall be $89,500,000.

     Total Percentage. With respect to each Bank, on any date of determination, the sum of (a) such Bank's Commitment (or, if the Commitment is terminated, outstanding Revolving Credit Loans, Letter of Credit Participations in Unpaid Reimbursement Obligations and participating interests in the risk relating to outstanding Letters of Credit and Fronted Loans), (b) the outstanding principal amount of such Bank's Term Loan A and (c) the outstanding principal amount of such Bank's Term Loan B.

     Trademark Assignment. The several Trademark Assignments, dated as of the Closing Date or as of the Original Closing Date and amended as of the Closing Date, made by certain Borrowers in favor of the Agent and in form and substance satisfactory to the Banks and the Agent.

     Type. As to any Loan, its nature as a Base Rate Loan or a Eurocurrency Rate Loan.

     Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the applicable Borrower does not reimburse the Agent and the Banks on the date specified in, and in accordance with, ss.4.2.

     Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, limited liability company, partnership, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

            1.2. Rules of Interpretation.

            (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

            (b) The singular includes the plural and the plural includes the singular.

            (c) A reference to any law includes any amendment or modification to such law.

            (d) A reference to any Person includes its permitted successors and permitted assigns.

            (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

            (f) The words "include", "includes" and "including" are not limiting.

            (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

            (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

            (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

            (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

            (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

            (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agent and the Borrowers and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agent or any of the Banks merely on account of the Agent's or any Bank's involvement in the preparation of such documents.

     2. THE REVOLVING CREDIT FACILITY.

            2.1. Commitment to Lend.

                   2.1.1. Revolving Credit Loans to Domestic Borrowers. Subject
            to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Domestic Borrowers and the Domestic Borrowers may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the Domestic Borrowers to the Agent given in accordance with ss.2.6, such sums in Dollars as are requested by the Domestic Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested by any Borrower) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount, all Unpaid Reimbursement Obligations and Bankers' Acceptances then outstanding, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested), plus the Maximum Drawing Amount, all Unpaid Reimbursement Obligations and the aggregate face amount of all outstanding Bankers' Acceptances shall not at any time exceed the Total Commitment. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Domestic Borrowers that the conditions set forth in ss.11 (other than ss.11.19) and ss.12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss.12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request. Each Base Rate Loan to the Domestic Borrowers shall be denominated in Dollars. Each Eurocurrency Rate Loan to the Domestic Borrowers shall be denominated in Dollars.

                   2.1.2. Multicurrency Loans to Subsidiary Borrowers. Subject
            to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Subsidiary Borrowers and the Subsidiary Borrowers may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the applicable Subsidiary Borrower to the Agent given in accordance with ss.2.6, such sums in Dollars and/or at the applicable Subsidiary Borrower's option from time to time, subject to ss.2.9 hereof, in an Optional Currency, as are requested by the applicable Subsidiary Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested), plus the Maximum Drawing Amount, all Unpaid Reimbursement Obligations and the aggregate face amount of all outstanding Bankers' Acceptances shall not at any time exceed the Total Commitment, and, provided further, that (a) the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to the Subsidiary Borrowers shall not at any time exceed $20,000,000, with the sum of the outstanding amount of all Revolving Credit

            Loans (after giving effect to all amounts requested) advanced to Holmes Far East, Esteem, Raider and Patton HK not to at any time exceed $10,000,000 and the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to Holmes UK and Bionaire B.V. not to at any time exceed $10,000,000, and (b) the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to the Subsidiary Borrowers plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed $45,000,000. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage, provided, however, that notwithstanding anything to the contrary contained herein, with respect to any Revolving Credit Loan denominated in an Optional Currency, the Commitment Percentage of each Bank shall be fronted by the Fronting Bank (with each Bank hereby agreeing to participate in the risk associated with such Multicurrency Loan in accordance with ss.2.10 hereof), with each Bank having no obligation or commitment to fund in any Optional Currency. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the requesting Subsidiary Borrower that the conditions set forth in ss.11 and ss.12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss.12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request. Each Eurocurrency Rate Loan to the Subsidiary Borrowers shall be denominated in Dollars, or, subject to ss.2.9 hereof, in an Optional Currency.

                   2.1.3. Canadian Loans to Rival Canada. Subject to the terms and conditions set forth in this Credit Agreement, the Canadian Fronting Bank agrees to lend to Rival Canada and Rival Canada may borrow, repay and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan Maturity Date such sums in Canadian Dollars as are requested by Rival Canada either (i) as Canadian Base Rate Loans or (ii) as Bankers' Acceptances, upon notice by Rival Canada to the Agent and the Canadian Fronting Bank given in accordance with ss.2.6 or ss.2A, as applicable, provided that the sum of the outstanding amount of the Revolving Credit Loans including the aggregate face amount of all Bankers' Acceptances (after giving effect to all amounts requested), plus the Maximum Drawing Amount, all Unpaid Reimbursement Obligations shall not at any time exceed the Total Commitment, and, provided further, that the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to Rival Canada including the aggregate face amount of all outstanding Bankers' Acceptances plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations issued on account of Rival Canada shall not at any time exceed $15,000,000. In connection with such Canadian Loans, the Commitment Percentage of each Bank shall be fronted by the Canadian Fronting Bank (with each Bank hereby agreeing to participate in the risk associated with such Canadian Loan in accordance with ss.2.10 hereof) with each Bank having no obligation or commitment to fund in Canadian Dollars. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by Rival Canada that the conditions set forth in ss.11 and ss.12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss.12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

            2.2. Commitment Fee. The Domestic Borrowers agree to pay to the Agent for the accounts of the Banks based on the amount by which each Bank's Commitment exceeds the sum of such Bank's daily average outstanding Revolving Credit Loans (including its Commitment Percentage of Bankers' Acceptances, Canadian Loans and Multicurrency Loans) plus its Commitment Percentage of the sum of the Maximum Drawing Amount and the Unpaid Reimbursement Obligations a commitment fee calculated at the rate of the Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Commitment minus the sum of
     (a) the Maximum Drawing Amount and all Unpaid Reimbursement Obligations plus (b) the aggregate face amount of all outstanding Bankers' Acceptances exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

            2.3. Reduction of Total Commitment. The Company shall have the right at any time and from time to time upon seven (7) Business Days prior written notice to the Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Company delivered pursuant to this ss.2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Domestic Borrowers shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

            2.4. The Revolving Credit Notes; Loan Accounts. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Domestic Borrowers in substantially the form of Exhibit A hereto (each a "Revolving Credit Note"), dated as of the Closing Date and completed with appropriate insertions. The obligations of each of the Foreign Borrowers to repay all amounts borrowed by it as Revolving Credit Loans, all interest thereon and all other amounts payable by it in respect thereof shall be evidenced by this Credit Agreement, it being the intention of the parties hereto that each Foreign Borrower's obligations with respect to the Revolving Credit Loans owed by it is evidenced only as stated herein and not by separate promissory notes or other instruments. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. Each of the Borrowers irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note or loan account, as the case may be, an appropriate notation on such Bank's Record or record pertaining to the loan account (the "Loan Account Record"), as the case may be, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Record and Loan Account Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record or Loan Account Record, as the case may be, shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note or loan account when due.

            2.5. Interest on Revolving Credit Loans. Except as otherwise provided in ss.5.11,

            (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate (or, in the case of the Canadian Loans, the Canadian Base Rate) plus the Applicable Margin with respect to Base Rate Loans as in effect from time to time.

            (b) Each Eurocurrency Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin with respect to Eurocurrency Rate Loans as in effect from time to time.

            (c) Each Borrower promises to pay interest on each Revolving Credit Loan requested by such Borrower in arrears on each Interest Payment Date with respect thereto.

            2.6. Requests for Revolving Credit Loans.

                   2.6.1. General. The applicable Borrower shall give to the
            Agent, and in the case of Rival Canada, to the Fronting Bank, written notice in the form of Exhibit B hereto (or telephonic notice confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") no later than (a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Business Days prior to the proposed Drawdown Date of any Eurocurrency Rate Loan, provided that any such notice by a Subsidiary Borrower requesting a Revolving Credit Loan denominated in an Optional Currency must comply with the requirements of this ss.2.6 and the requirements of an OC Notice pursuant to ss.2.9.1. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, stated either in Dollars, Canadian Dollars or, subject to ss.2.9 hereof, in an Optional Currency, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan, and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice (but in any event on the day the Agent receives a request for a Revolving Credit Loan by the Domestic Borrowers and by the day following the date the Agent receives a request for a Revolving Credit Loan by a Subsidiary Borrower), the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrowers and shall obligate the requesting Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof.

                   2.6.2. Swing Line. Notwithstanding the notice and minimum
            amount requirements set forth in ss.2.6.1 but otherwise in accordance with the terms and conditions of this Credit Agreement, the Swing Line Bank may, in its sole discretion and without conferring with the Banks, make Revolving Credit Loans to the Domestic Borrowers (a) by entry of credits to the Domestic Borrowers' operating account (the "Operating Account') maintained with the Agent to cover checks or other charges which the Domestic Borrowers have drawn or made against such account or (b) in an amount as otherwise requested by any of the Domestic Borrowers, provided, however, that the aggregate amount of all advances made pursuant to this ss.2.6.2 shall not exceed $10,000,000 at any time outstanding (each a "Swing Line Loan"). Each Domestic Borrower hereby requests and authorizes the Swing Line Bank to make from time to time such Swing Line Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented for payment from the Operating Account or as otherwise so requested. Each Domestic Borrower acknowledges and agrees that the making of such Swing Line Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in ss.2.1 and the requirements that the applicable provisions of ss.11 (in the case of Swing Line Loans made on the Closing Date) and ss.12 be satisfied. All actions taken by the Swing Line Bank pursuant to the provisions of this ss.2.6.2 shall be conclusive and binding on the Domestic Borrowers and the Banks absent the Swing Line Bank's gross negligence or willful misconduct. Swing Line Loans made pursuant to this ss.2.6.2 shall be Base Rate Loans denominated in Dollars until converted in accordance with the provisions of the Credit Agreement and, prior to a Settlement, such interest shall be for the account of the Swing Line Bank.

            2.7. Conversion Options.

                   2.7.1. Conversion to Different Type of Revolving Credit Loan.
            The Borrowers may elect from time to time to convert any outstanding Revolving Credit Loan denominated in Dollars or Canadian Dollars to a Revolving Credit Loan of another Type denominated in Dollars or Canadian Dollars, as the case may be, provided that (a) with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the applicable Borrower shall give the Agent at least one (1) Business Day prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurocurrency Rate Loan, the applicable Borrower shall give the Agent at least three
            (3) Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurocurrency Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto and
            (d) no Revolving Credit Loan may be converted into a Eurocurrency Rate Loan when any Default or Event of Default has occurred and is continuing. The Agent shall promptly notify the Banks of such election (but in any event on the day the Agent receives an election by the Domestic Borrowers or Rival Canada and by the day following the date the Agent receives an election by any Foreign Borrower). On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its

            Eurocurrency Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans denominated in Dollars or Canadian Dollars of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurocurrency Rate Loan shall be irrevocable by the applicable Borrower.

                   2.7.2. Continuation of Type of Revolving Credit Loan. Any
            Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the applicable Borrower with the notice provisions contained in ss.2.7.1; provided that (a) as to any Eurocurrency Rate Loans denominated in Dollars or Canadian Dollars, no such Eurocurrency Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan in the applicable currency on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Company's account have actual knowledge; and (b) as to any Eurocurrency Rate Loan denominated in an Optional Currency, no such Eurocurrency Rate Loan may be continued as such when a Default or Event of Default has occurred or is continuing or the provisions of ss.2.9 hereof have not or cannot be met at the time of such continuation, but shall be repaid by the relevant Subsidiary Borrower on the last day of the Interest Period relating thereto. In the event that the applicable Borrower fails to provide any such notice with respect to the continuation of any Eurocurrency Rate Loan as such, then (a) such Eurocurrency Rate Loan denominated in Dollars or Canadian Dollars shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto; and (b) as to any Eurocurrency Rate Loan denominated in an Optional Currency, shall be repaid on the last day of the Interest Period relating thereto. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this ss.2.7 is scheduled to occur.

                   2.7.3. Eurocurrency Rate Loans. Any conversion to or from
            Eurocurrency Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurocurrency Rate Loans having the same Interest Period shall not be less than $500,000 or a whole multiple of $100,000 (or, in the case of a Eurocurrency Rate Loan denominated in an Optional Currency or in Canadian Dollars, that whole number which is nearest to the Dollar Equivalent of $500,000, rounded to the nearest one thousand) in excess thereof.

            2.8. Funds for Revolving Credit Loans.

                   2.8.1. Funding Procedures for Revolving Credit Loans to
            Domestic Borrowers. Not later than 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans to be made to the Domestic Borrowers, each of the Banks will make available to the Agent to credit to the applicable Domestic Borrower's account in Same Day Funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans at the Agent's Head Office. Upon receipt from each Bank of such amount, and upon receipt of the documents required by ss.11 and ss.12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the applicable Domestic Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

                   2.8.2. Advances by Agent for Revolving Credit Loans to
            Domestic Borrowers. The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the applicable Domestic Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the amount of such Bank's Commitment Percentage of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Domestic Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

                   2.8.3. Funding Procedures for Revolving Credit Loans
            Denominated in Dollars to Subsidiary Borrowers. Not later than 11:00 a.m. (local time with respect to the applicable Subsidiary Borrower) on the proposed Drawdown Date of any Revolving Credit Loans requested by the applicable Subsidiary Borrower and which is denominated in Dollars, each of the Banks will make available to the Agent to credit to the applicable Subsidiary Borrower's account in Same Day Funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans at either the Agent's local branch located at Jardine House, Suites 801-809, One Connaught Place, Central Hong Kong, or the Agent's local branch located at 39 Victoria Street, London SW1H OEE, England, as the case may be. Upon receipt from each Bank of such amount, and upon receipt of the documents required by ss.11 and ss.12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the applicable Subsidiary Borrower the aggregate amount of such

            Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

                   2.8.4. Advances by Agent for Revolving Credit Loans
            Denominated in Dollars to Subsidiary Borrowers. The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made in Dollars to the applicable Subsidiary Borrower on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the applicable Subsidiary Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the amount of such Bank's Commitment Percentage of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the applicable Subsidiary Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

                   2.8.5. Funding Procedures for Revolving Credit Loans
            Denominated in an Optional Currency to Subsidiary Borrowers. Not later than 11:00 a.m. (local time with respect to the applicable Subsidiary Borrower) on the proposed Drawdown Date of any Revolving Credit Loans which is denominated in an Optional Currency to any Subsidiary Borrower, the Fronting Bank shall make available to the Agent at either its local office at Jardine House, Suites 801-809, One Connaught Place, Central Hong Kong, or the Agent's local branch located at 39 Victoria Street, London SW1H OEE, England, as the case may be, the amount of such Revolving Credit Loans made or to be made on such date corresponding to the aggregate Commitment Percentages of the Banks. Upon receipt from the Fronting Bank of such amount, and upon receipt of the documents required by ss.11 and ss.12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the applicable Subsidiary Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Fronting Bank.

                   2.8.6. Advances by Agent for Revolving Credit Loans
            Denominated in Optional Currency to Subsidiary Borrowers. The Agent may, unless notified to the contrary by the Fronting Bank prior to a Drawdown Date, assume that the Fronting Bank has made available to the Agent on such Drawdown Date the amount of the aggregate Commitment Percentages of the Banks of such Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the applicable Subsidiary Borrower a corresponding amount. If the Fronting Bank makes available to the Agent such amount on a date after such Drawdown Date, the Fronting Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the aggregate Commitment Percentages of the Banks of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of the aggregate Commitment Percentages of all the Banks of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is
            365. A statement of the Agent submitted to the Fronting Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank. If the amount of the aggregate Commitment Percentages of all Banks of such Revolving Credit Loans is not made available to the Agent by the Fronting Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the applicable Subsidiary Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

                   2.8.7. Funding Procedures for Revolving Credit Loans to Rival
            Canada. Upon receipt of the documents required by ss.11 and ss.12 and the satisfaction of the other conditions set forth therein and, to the extent such documents are received by 10:00 a.m. (local time) on the proposed Drawdown Date, then not later than 11:00 a.m. (local time) on the proposed Drawdown Date of any Canadian Loan, the Canadian Fronting Bank shall make available to Rival Canada, at the Canadian Fronting Bank's office set forth on Schedule 1 hereto or as otherwise designed in writing to Rival Canada by the Canadian Fronting Bank from time to time, in immediately available funds, the amount of such requested Canadian Loan. Promptly following the making of each Canadian Loan, the Canadian Fronting Bank shall provide notice to the Agent of the date of funding and the amount thereof.

            2.9. Optional Currencies/ Canadian Loans.

                   2.9.1. Request for Optional Currency. Subject to the
            limitations set forth in ss.2.1., any Subsidiary Borrower may, upon at least three (3) Business Days' notice to the Agent (an "OC Notice"), request that one or more Revolving Credit Loans be made in an Optional Currency, provided that any Revolving Credit Loan proposed to be made under this ss.2.9.1 shall be in an amount not less than $250,000, or a greater amount which is an integral multiple of $100,000, or the Dollar Equivalent in an Optional Currency. Each OC Notice requesting a Revolving Credit Loan in an Optional Currency shall be by written notice (or telephonic notice confirmed in writing by the applicable Subsidiary Borrower), specifying (a) the Revolving Credit Loan to be made, (b) the requested Drawdown Date of the proposed borrowing of such Revolving Credit, (c) the requested Optional Currency in which the Revolving Credit Loan is to be made, and (d) the initial Interest Period for the Revolving Credit Loan to be borrowed. If the Fronting Bank, on or prior to any Drawdown Date, determines (which determination shall be conclusive) that the requested Optional Currency is not freely transferable and convertible into Dollars or that it will be impracticable for such Bank to fund the Revolving Credit Loan in such Optional Currency, then such Bank shall immediately so notify the Agent, which notification shall be given immediately by the Agent to the applicable Subsidiary Borrower, and such Bank's portion of the requested Revolving Credit Loan shall instead be denominated in Dollars. In the event that the applicable Subsidiary Borrower repays such portion of a Revolving Credit Loan denominated in Dollars in accordance with ss.3 hereof and such repayment, and the fluctuation of currency exchange rates, results in Revolving Credit Loans being then outstanding that are not in Dollar Equivalent amounts held pro rata in accordance with the Commitment Percentages, then all subsequent principal repayments denominated in the Optional Currency which the applicable Bank did not advance shall be made by the applicable Subsidiary Borrower to the Agent for the respective accounts of the Banks other than such Bank on a pro rata basis until such time as the Revolving Credit Loans are outstanding on a pro rata basis. Subject to the foregoing and to the satisfaction of the terms and conditions of ss.11 (in the case of such Revolving Credit Loans to be made on the Closing Date) and ss.12, each Revolving Credit Loan requested to be made in an Optional Currency will be made on the Drawdown Date specified therefor in the OC Notice, in the currency requested in the OC Notice and, upon being so made, will have the Interest Period requested in the OC Notice.

                   2.9.2. Exchange Rate. For purposes of this Credit Agreement the amount in one Optional Currency which shall be equivalent on any particular date to a specified amount in another Optional Currency shall be that amount (as conclusively ascertained by the Agent by its normal banking practices, absent manifest error) in the first Optional Currency which is or could be purchased by the Agent (in accordance with normal banking practices) with such specified amount in the second Optional Currency in any recognized Eurocurrency Interbank Market selected by the Agent in good faith for delivery on such date at the spot rate of exchange prevailing at 10:00 a.m. (London time) (or as soon thereafter as practicable) on such date.

                   2.9.3. Multiple Denominations. In the event that any portion of the funds available under the terms of this Credit Agreement is denominated in one or more Optional Currencies, the Dollar Equivalent of such portion of the funds shall be calculated pursuant to the definition of "Dollar Equivalent". The amount so determined shall then be added to the amount already outstanding in Dollars for the purpose of determining the remaining availability of funds under ss.2.1 and ss.2.9.1 hereof and any required repayments under the following ss.2.9.4.

                   2.9.4. Repayment. If at any time prior to the Revolving
            Credit Loan Maturity Date, the Dollar Equivalent of the aggregate principal amount outstanding of all Revolving Credit Loans hereunder shall exceed the Total Commitment as a result of fluctuations in respective currency conversion rates for three (3) or more consecutive Business Days, the applicable Foreign Borrower shall pay or cause to be paid immediately, upon demand made by the Agent, such amounts as are sufficient to eliminate such excess and to reduce the aggregate principal amount outstanding to the Dollar Equivalent in the applicable currencies of the Total Commitment. In the event there are any Revolving Credit Loans outstanding which are denominated in an Optional Currency or Canadian Dollars, the Agent shall provide the Banks and Foreign Borrowers with calculations on the last day of each calendar month in which such Revolving Credit Loans in Optional Currencies and Canadian Dollars are outstanding as to the amount in Dollar Equivalents of such Revolving Credit Loans.

                   2.9.5. Funding. The Fronting Bank or the Canadian Fronting
            Bank, as the case may be, (or, after a Bank has purchased its interest in any Fronted Loan, such Bank) may make any Revolving Credit Loan denominated in an Optional Currency or Canadian Dollars by causing its Eurocurrency Lending Office or any of its foreign branches or foreign affiliate to make such Revolving Credit Loan (whether or not such lending office, branch or affiliate is named as a lending office on the signature pages hereof); provided that in such event the obligation of the applicable Foreign Borrower to repay such Revolving Credit Loan shall nevertheless be to such Bank and shall, for all purposes of this Credit Agreement (including without limitation for purposes of the definition of the term "Majority Banks") be deemed made by such Bank to the extent of such Revolving Credit Loan, for the account of such applicable lending office, branch or affiliate.

            2.10. Fronting Provisions.

                   2.10.1. Application of Interest Payments for Multicurrency
            Loans and Canadian Loans. (a) As promptly as is practicable following each date upon which the Agent receives a payment of interest under this Credit Agreement on account of any Revolving Credit Loans denominated in Dollars made to any Subsidiary Borrower, the Agent shall distribute such amount to the Banks in accordance with their respective Commitment Percentages.

                   (b) As promptly as is practicable following each date upon which the Agent receives a payment of interest under this Credit Agreement on account of any Multicurrency Loans denominated in an Optional Currency, the Agent shall distribute to the Fronting Bank such amount. Promptly upon receipt of such amount, the Fronting Bank shall convert into Dollars (based upon the actual exchange rate then applicable to the Fronting Bank) the amount equal to the portion of such interest payment which constitutes the Applicable Margin thereof (or, with respect to each Bank which funded the purchase of a participating interest in such Multicurrency Loan pursuant to ss.2.10.2, such Bank's Commitment Percentage of the full amount of such interest payment applicable to the period commencing upon such funding). In consideration of the agreement of the Banks to purchase participating interests in the Revolving Credit Loans denominated in an Optional Currency, the Fronting Bank hereby agrees to pay to the Agent, for the ratable accounts of each Bank, a risk participation fee in an amount equal to the proceeds received by the Fronting Bank from such conversion to Dollars (other than any such proceeds payable for the account of any Delinquent Bank, which proceeds shall be retained by the Fronting Bank for its own account); provided, however, that with respect to each Bank which has funded the purchase of participating interests in the extensions of credit on account of which such interest was paid pursuant to ss.2.10.2, the Fronting Bank shall instead pay to the Agent, for the account of such Bank which has so funded such purchase, the amount equal to such Bank's Commitment Percentage of the proceeds received by the Fronting Bank from such conversion. Such amount shall be payable to the Agent in Dollars on the date upon which the Fronting Bank receives the proceeds of such conversion.

                   (c) As promptly as is practicable following each date upon which the Canadian Fronting Bank receives a payment of interest under this Credit Agreement on account of any Canadian Loans or a payment of the Acceptance Fee on account of any Bankers' Acceptance, the Canadian Fronting Bank shall convert into Dollars (based upon the actual exchange rate then applicable to the Canadian Fronting
            Bank) the amount equal to (a) the portion of such interest payment which constitutes the Applicable Margin thereof, in the case of Canadian Loans and (b) the Acceptance Fee, in the case of Bankers' Acceptances (or, with respect to each Bank which funded the purchase of a participating interest in such Canadian Loan pursuant to ss.2.10.2, such Bank's Commitment Percentage of the full amount of such interest payment applicable to the period commencing upon such funding). In consideration of the agreement of the Banks to purchase participating interests in the Canadian Loans and Bankers' Acceptances, the Canadian Fronting Bank hereby agrees to pay to the Agent, for the ratable accounts of each Bank, a risk participation fee in an amount equal to the proceeds received by the Canadian Fronting Bank from such conversion to Dollars (other than any such proceeds payable for the account of any Delinquent Bank, which proceeds shall be retained by the Canadian Fronting Bank for its own account); provided, however, that with respect to each Bank which has funded the purchase of participating interests in the extensions of credit on account of which such interest was paid pursuant to ss.2.10.2, the Canadian Fronting Bank shall instead pay to the Agent, for the account of such Bank which has so funded such purchase, the amount equal to such Bank's Commitment Percentage of the proceeds received by the Canadian Fronting Bank from such conversion. Such amount shall be payable to the Agent in Dollars on the date upon which the Canadian Fronting Bank receives the proceeds of such conversion. Should any Bankers' Acceptances be funded by any Lender other than the Canadian Fronting Bank pursuant to ss.2.10.2, ss.2.10.2(a) shall govern the subsequent conversion of those Bankers' Acceptances into Canadian Loans.

                   2.10.2. Currency Conversions and Contingent Funding
            Agreement. (a) Each of the Banks hereby unconditionally and irrevocably agrees to purchase (in Dollars) an undivided participating interest in its ratable share, determined by reference to its Commitment Percentage, of (i) all Revolving Credit Loans denominated in an Optional Currency made by the Fronting Bank and
            (ii) all Canadian Loans made and Bankers' Acceptances accepted and/or purchased by the Canadian Fronting Bank, as the Agent may at any time request provided that:

                   (i) the Agent and each of the Fronting Bank and the Canadian Fronting Bank hereby agree that, unless an Event of Default has occurred and is continuing or a Fronting Loan Event has occurred, such Persons will not request any such purchase of participating interests; and

                   (ii) in the event that any Event of Default specified in ss.ss.13.1(g) or (h) shall have occurred with respect to Borrowers, each Bank shall be deemed to have purchased, automatically and without request, such participating interest in the Revolving Credit Loans denominated in an Optional Currency made by the Fronting Bank to the applicable Subsidiary Borrower and such participating interest in the Canadian Loans made and Bankers' Acceptances accepted and/or purchased by the Canadian Fronting Bank to Rival Canada.

                   Any such request shall be made in writing to each Bank and shall specify the amount of Dollars (based upon the actual exchange rate at which the Agent anticipates being able to obtain the relevant Optional Currency or Canadian Dollars, as the case may be, on the relevant date, with any excess payment being refunded to the Banks and any deficiency remaining payable by the Banks) required from such Bank in order to effect the purchase by such Bank of a participating interest in the amount equal to its Commitment Percentage times the aggregate then outstanding principal amount (in the applicable Optional Currency or Canadian Dollars, as the case may be) of the Revolving Credit Loans denominated in an Optional Currency which have been fronted by the Fronting Bank and the Canadian Loans and Bankers' Acceptances which have been fronted by the Canadian Fronting Bank. Promptly upon receipt of such request, each Bank shall deliver to the Agent (in immediately available funds) the amount so specified by the Agent. The Agent shall convert such amounts into the relevant Optional Currency or Canadian Dollars, as the case may be, and shall promptly deliver the proceeds of such conversion to the Fronting Bank or the Canadian Fronting Bank, as the case may be, in immediately available funds. Promptly following receipt thereof, the Fronting Bank or the Canadian Fronting Bank, as the case may be, will deliver to each Bank (through the Agent) a certificate setting forth the amount of the Revolving Credit Loans purchased by such Bank, dated the date of receipt of such funds and in such amount. From and after such purchase, (i) all outstanding Revolving Credit Loans (whether denominated in Dollars, Canadian Dollars or the relevant Optional Currency and including those Revolving Credit Loans advanced by the Fronting Bank and the Canadian Fronting Bank) and Bankers' Acceptances shall be deemed to have been converted into Base Rate Loans denominated in Dollars (with such conversion constituting, for purposes of ss.5.10, a conversion of a Revolving Credit Loan of one Type into a Revolving Credit Loan of another Type prior to the expiration of the relevant Interest Period or the prepayment of Bankers' Acceptances, as applicable), (ii) any further Revolving Credit Loans to be made to the Foreign Borrowers shall be made in Dollars by each Bank in accordance with each such Bank's Commitment Percentage, (iii) all amounts from time to time accruing, and all amounts from time to time payable, on account of such Revolving Credit Loans (including any interest and other amounts which were accrued but unpaid on the date of such purchase) shall be payable in Dollars as if such Revolving Credit Loans had originally been made in Dollars and shall be distributed by the Agent to the Banks, on account of such participating interests.

            Notwithstanding anything to the contrary contained in this ss.2.10, the failure of any Bank to purchase its participating interest in any Revolving Credit Loans or Bankers' Acceptances shall not relieve any other Bank of its obligations hereunder to purchase its participating interest in a timely manner, but no Bank shall be responsible for the failure of any other Bank to purchase the participating interest to be purchased by such other Banks on any date.

                   (b) If any amount required to be paid by any Bank pursuant to
            ss.2.10.2(a) is not paid to the Agent within one (1) Business Day following the date upon which such Bank receives a request from the Agent that such Bank fund its participating interest relating to such Revolving Credit Loan or Bankers' Acceptance, such Bank shall pay to the Agent on demand an amount equal to the product of (i) such amount, times (ii) the daily average federal funds rate, as quoted by the Agent, during the period from and including the date such payment is required to be made to the date on which such payment is immediately available to the Agent, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Bank pursuant to ss.2.10.2(a) is not in fact made available to the Agent within three (3) Business Days following the date upon which such Bank receives a request from the Agent that such Bank fund its participating interest relating to such Revolving Credit Loan or Bankers' Acceptance, the Agent shall be entitled to recover from the applicable Foreign Borrower, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Revolving Credit Loans which are Base Rate Loans. A certificate from the Agent submitted to any Bank with respect to any amounts owing under this ss.2.10.2(b) shall be conclusive in the absence of manifest error. Amounts payable by any Bank pursuant to this ss.2.10.2(b) shall be paid to the Agent, for the account of the Fronting Bank or the Canadian Fronting Bank, as the case may be; provided that, if the Agent (in its sole discretion) has elected to fund on behalf of such Bank the amounts owing to the Fronting Bank or Canadian Fronting Bank, as the case may be, then the amounts shall be paid to the Agent, for its own account.

                   (c) Whenever, at any time after the Fronting Bank or Canadian
            Fronting Bank has received from any Bank such Bank's participating interest in a Revolving Credit Loan or Bankers' Acceptance pursuant to ss.2.10.2(b) above, the Fronting Bank or Canadian Fronting Bank, as the case may be, receives any payment on account thereof, such Fronting Bank or Canadian Fronting Bank, as the case may be, will distribute to the Agent, for the account of such Bank, such Bank's participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded) in like funds received; provided, however, that in the event that any such payment received by the Fronting Bank or Canadian Fronting Bank, as the case may be, is required to be returned, such Bank will return to the Fronting Bank or the Canadian Fronting Bank, as the case may be, any portion thereof previously distributed by the Fronting Bank or Canadian Fronting Bank, as the case may be, to the Bank in like funds as such payment is required to be returned by the Fronting Bank or Canadian Fronting Bank, as the case may be.

                   (d) Each Bank's obligation to purchase participating
            interests pursuant to this ss.2.10 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Fronting Bank, the Canadian Fronting Bank, any Borrower or any other Person for any reason whatsoever; (ii) the occurrence and continuation of any Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of any Person party hereto; (iv) any breach of any of the Loan Documents by any Person; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            2.10.3. Fronting Fee.

            (a) Each of the Subsidiary Borrowers jointly and severally agrees to pay to the Fronting Bank for the account of the Fronting Bank a fronting fee (the "Fronting Fee") as set forth in a fee letter dated as of the Closing Date between the Fronting Bank and the Subsidiary Borrowers.

            (b) Rival Canada agrees to pay to the Canadian Fronting Bank for the account of the Canadian Fronting Bank a fronting fee (the "Canadian Fronting Fee") as set forth in a fee letter between the Canadian Fronting Bank and Rival Canada.

            2.10.4. Resignation of Fronting Bank and Canadian Fronting Bank. The Fronting Bank or Canadian Fronting Bank, as the case may be, may resign at any time by giving sixty (60) days prior written notice thereof to the Banks and the Company. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Fronting Bank or Canadian Fronting Bank, as the case may be. Unless a Default or Event of Default shall have occurred and be continuing, such successor Fronting Bank or Canadian Fronting Bank, as the case may be, shall be reasonably acceptable to the Borrowers. If no successor Fronting Bank or Canadian Fronting Bank, as the case may be, shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Fronting Bank's or Canadian Fronting Bank's, as the case may be, giving of notice of resignation, then the retiring Fronting Bank or Canadian Fronting Bank, as the case may be, may, on behalf of the Banks, appoint a successor Fronting Bank or Canadian Fronting Bank, as the case may be, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Ratings Group. Upon the acceptance of any appointment as Fronting Bank or Canadian Fronting Bank, as the case may be, hereunder by a successor Fronting Bank or Canadian Fronting Bank, as the case may be, such successor Fronting Bank or Canadian Fronting Bank, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Fronting Bank or Canadian Fronting Bank, as the case may be, and the retiring Fronting Bank or Canadian Fronting Bank, as the case may be, shall be discharged from its duties and obligations hereunder. After any retiring Fronting Bank's or Canadian Fronting Bank's, as the case may be, resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Fronting Bank or Canadian Fronting Bank, as the case may be.

     2.11. Settlements.

            2.11.1. General. On each Settlement Date, the Agent shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (a), to the Banks and the Company of the respective outstanding amount of Swing Line Loans made by the Swing Line Bank on behalf of the Banks from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurocurrency Rate Loans to be made (following the giving of notice pursuant to ss.2.6.1(b)) on such date pursuant to a Loan Request and (b) to the Banks of the amount (a "Settlement Amount") that each Bank (a "Settling Bank") shall pay to effect a Settlement of any Revolving Credit Loan. A statement of the Agent submitted to the Banks and the Company or to the Banks with respect to any amounts owing under this ss.2.11 shall be prima facie evidence of the amount due and owing. Each Settling Bank shall, not later than 3:00 p.m. (Boston time) on such Settlement Date, effect a wire transfer of immediately available funds to the Agent in the amount of the Settlement Amount for such Settling Bank. All funds advanced by any Bank as a Settling Bank pursuant to this ss.2.11 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Bank to the Domestic Borrowers and all funds received by any Bank pursuant to this ss.2.11 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Bank. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which any Domestic Borrower is a debtor prevent a Settling Bank from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Bank will make such dispositions and arrangements with the other Banks with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Bank's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

            2.11.2. Failure to Make Funds Available. The Agent may, unless notified to the contrary by any Settling Bank prior to a Settlement Date, assume that such Settling Bank has made or will make available to the Agent on such Settlement Date the amount of such Settling Bank's Settlement Amount, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Settling Bank makes available to the Agent such amount on a date after such Settlement Date, such Settling Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Settlement Amount, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Settling Bank with respect to any amounts owing under this ss.2.11.2 shall be prima facie evidence of the amount due and owing to the

     Agent by such Settling Bank. If such Settling Bank's Settlement Amount is not made available to the Agent by such Settling Bank within three (3) Business Days following such Settlement Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans as of such Settlement Date.

            2.11.3. No Effect on Other Banks. The failure or refusal of any Settling Bank to make available to the Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Bank's Settlement Amount shall not (a) relieve any other Settling Bank from its several obligations hereunder to make available to the Agent the amount of such other Settling Bank's Settlement Amount or (b) impose upon any Bank, other than the Settling Bank so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Commitment of such other Bank.

     2.12. Repayment of Revolving Credit Loans.

            2.12.1. Maturity. Each Domestic Borrower jointly and severally promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date to the Borrowers, together with any and all accrued and unpaid interest thereon. Each Foreign Borrower jointly and severally promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all Revolving Credit Loans outstanding on such date to the Foreign Borrowers (but not the Domestic Borrowers), together with all accrued and unpaid interest thereon.

            2.12.2. Mandatory Repayments of Revolving Credit Loans. If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount, all Unpaid Reimbursement Obligations and the aggregate face amount of all outstanding Bankers' Acceptances exceeds the Total Commitment, then the Domestic Borrowers shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks, the Fronting Bank and the Canadian Fronting Bank for application: first, to any Swing Line Loans outstanding, second, to any Unpaid Reimbursement Obligations; third, to the Revolving Credit Loans; and fourth, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by ss.4.2(b) and (c) any outstanding Bankers' Acceptances as contemplated by ss.2A. Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. In addition, in the event the Company or any of its Subsidiaries receives any (a) Net Cash Sale Proceeds from the sale or other disposition of assets permitted by ss.9.5 or proceeds of insurance claims which have not been either (i) reinvested by the Company or such Subsidiary in assets which are normally used in the ordinary course of business of the Borrowers, including reinvestments in replacement assets or to repair the asset so damaged, as the case may be, within 360 days of receipt by such Person of such proceeds or (ii) subject to a commitment by the Company or such Subsidiary pursuant to any contract to be used to make such a reinvestment, subject only to customary conditions (other than obtaining financing), on or prior to the 270th day following the Company's or such Subsidiary's receipt of the claimed amount and the claimed amounts contractually committed are so applied within 360 days following receipt of such amounts or (b) Net Cash Proceeds from any Equity Issuances by the Company or its Subsidiaries after the Closing Date (except for Net Cash Proceeds received by the Company from Equity Issuances by the Company (i) made in connection with its Stock Option Plan up to a maximum aggregate amount of not more than $4,000,000 or to members of the Company's management (other than in connection with the sale of Equity Issuances to such members of management in the Initial Public Offering), (ii) received from any Principal of the Company or other shareholders of the Company existing on the Closing Date (the "Additional Investors") so long as no Event of Default has occurred and is continuing and provided such Net Cash Proceeds are not received in connection with the sale of Equity Issuances to the Principals or such Additional Investors in the Initial Public Offering, or (iii) received from any other Person so long as no Event of Default has occurred and is continuing, such Net Cash Proceeds are not received in connection with the sale of Equity Issuances to such Persons in the Initial Public Offering and provided the aggregate amount of such Net Cash Proceeds are used to finance all or any portion of a Permitted Acquisition), the Company shall, within thirty (30) days of receipt thereof, after repayment in full of the Term Loans as provided in ss.3.3, repay the outstanding Revolving Credit Loans in an amount equal to 100% of such Net Cash Sale Proceeds or Net Cash Proceeds, as the case may be, and the Total Commitment shall be automatically reduced by the amount which is equal to fifty percent (50%) of such required repayment of Revolving Credit Loans, provided, however, that notwithstanding the foregoing, in the event the Company receives any Net Cash Proceeds from its Initial Public Offering or any subsequent public offering of its capital stock, the Company shall only be required to repay an amount equal to 50% of the Net Cash Proceeds of such Equity Issuance.

     2.13. Optional Repayments of Revolving Credit Loans.

            Each of the Borrowers shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium (but subject to ss.5.10). The applicable Borrower shall give the Agent, no later than 10:00 a.m., Boston time on the date of any prepayment written notice of any proposed prepayment pursuant to this ss.2.13 of Base Rate Loans, and two (2) Business Days notice of any proposed prepayment pursuant to this ss.2.13 of Eurocurrency Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $500,000 (or the Dollar Equivalent), shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the applicable Borrower, first to the principal of Base Rate Loans and then to the principal of Eurocurrency Rate Loans. Each partial prepayment shall be allocated among the Banks, the Canadian Fronting Bank and the Fronting Bank, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion. All repayments of the Revolving Credit Loans shall be applied first, to such Loans borrowed in compliance with the second paragraph of ss.4.09 of the Subordinated Indenture, and second, to such Loans borrowed in compliance with the first paragraph of ss.4.09 of the Subordinated Indenture.

     2A. BANKERS' ACCEPTANCES.

            2A.1. Acceptance and Purchase. Subject to the terms and conditions hereof, the Canadian Fronting Bank (and, for purposes of this ss.2A, the "BA Lenders") agrees to accept and purchase Bankers' Acceptances, drawn upon such BA Lender by Rival Canada and denominated in Canadian Dollars, provided that it is understood and agreed that the Applicable BA Discount Rate shall be that rate calculated for the Business Day of issuance and purchase by such BA Lender of the requested Bankers Acceptance(s), and not any rate quoted on and for the date of notice of such request. Rival Canada shall notify the applicable BA Lender by irrevocable written notice (each, a "Bankers' Acceptance Notice") (such notice being addressed to applicable BA Lender with a copy sent to the Agent) at least two (2) Business Days prior to the date of any borrowing by way of Bankers' Acceptances. Each borrowing by way of Bankers' Acceptances shall be in a minimum aggregate undiscounted face amount of C$100,000 or an integral multiple thereof. The undiscounted face amount of each Bankers' Acceptance shall be C$100,000 or any integral multiple thereof. Each request for a Bankers' Acceptance shall constitute a representation and warranty by the Company and by Rival Canada that the conditions set forth in ss.ss.11 and 12 have been satisfied on the date of the issuance of such Bankers' Acceptance. Each Bankers' Acceptance Notice shall be in the form of Exhibit G. In no event shall the aggregate face amount of all outstanding Bankers' Acceptances and Revolving Credit Loans made to Rival Canada exceed the lesser of (i) $15,000,000 and (ii) the amount the Canadian Fronting Bank has agreed to fund in such capacity. Furthermore, in no event shall the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested), plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, plus the Dollar Equivalent of the aggregate face amount of all outstanding Bankers' Acceptances at any time exceed the Total Commitment.

            (a) Term. Each Bankers' Acceptance shall be issued and shall mature on a Business Day and shall be dated the borrowing date specified in the Bankers' Acceptance Notice with respect thereto. Each Bankers' Acceptance shall have a term of 30, 60, 90, or 180 days. Each Bankers' Acceptance shall mature no later than one (1) day prior to the Revolving Credit Loan Maturity Date, and shall be in form and substance reasonably satisfactory to the Canadian Fronting Bank.

            (b) Bankers' Acceptances in Blank. To facilitate the acceptance of Bankers' Acceptances under this Credit Agreement, Rival Canada shall, on the Closing Date and from time to time as required, provide to each BA Lender bills of exchange, in the form of Exhibit H, duly executed and endorsed in blank by Rival Canada in quantities sufficient for each BA Lender to fulfill its obligations hereunder. Rival Canada agrees that the responsibility of each BA Lender with respect to the safekeeping of the executed blank draft forms of Bankers' Acceptances shall be limited to the same degree of care which such BA Lender gives to its own property, provided that such BA Lender shall not be deemed to be an insurer thereof. In addition, Rival Canada hereby irrevocably appoints each BA Lender as its attorney to sign and endorse on its behalf, in handwriting or by facsimile or mechanical signature, as and when deemed necessary by such BA Lender and in accordance with the Bankers' Acceptance Notices submitted from time to time in accordance with this ss.2A and signed by officers or employees of Rival Canada who are authorized by resolution of the directors of Rival Canada to so instruct such BA Lender, blank forms of Bankers' Acceptances. (Rival Canada shall provide each BA Lender with a certified copy of such resolution and such BA Lender may rely upon the same until its acknowledgment of the receipt from Rival Canada of a certified copy of a directors' resolution to the contrary.) Rival Canada recognizes and agrees that each Bankers' Acceptance signed and/or endorsed on its behalf by any BA Lender in accordance with the terms of the respective Bankers' Acceptance Notices provided to such BA Lender shall bind Rival Canada as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of Rival Canada. Each BA Lender is hereby authorized to issue on behalf of Rival Canada, such Bankers' Acceptances endorsed in blank in such face amounts as may be specified in the Bankers' Acceptance Notice provided to such BA Lender with respect thereto provided that the aggregate amount thereof is equal to the aggregate amount of Bankers' Acceptances required to be accepted by such BA Lender pursuant to clause (d) below. No BA Lender shall be responsible or liable for its failure to accept a Bankers' Acceptance if the cause of such failure is, in whole or in part, due to the failure of Rival Canada to provide duly executed and endorsed bills of exchange to such BA Lender on a timely basis nor shall any BA Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except loss or improper use arising by reason of the negligence or willful misconduct of such BA Lender, its officers, employees, agents or representatives. Rival Canada agrees that no BA Lender shall incur any liability to Rival Canada in completing such draft forms of Bankers' Acceptances when acting reasonably in reliance on Bankers' Acceptance Notices provided to such BA Lender which such BA Lender believes in good faith to have been signed by authorized officers or employees of Rival Canada. Each BA Lender shall maintain a record with respect to Bankers' Acceptances (i) received by it from Rival Canada in blank hereunder, (ii) voided by it for any reason, (iii) accepted by it hereunder, (iv) purchased by it hereunder, and (v) canceled at their respective maturities. Each BA Lender further agrees to retain such records in the manner and for the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such BA Lender.

            (c) Execution of Bankers' Acceptances. Bills of exchange of Rival Canada to be accepted as Bankers' Acceptances hereunder shall be duly executed by one or more duly authorized officers on behalf of Rival Canada as required by ss.2A.1(a) above. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory for Rival Canada may no longer be an authorized signatory for Rival Canada at the date of issuance (unless, at such date of issuance, the issuing BA Lender has actual knowledge that such signatory is no longer an authorized signatory) or at the date of maturity of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance or continued until the date of maturity, as the case may be, and any such Bankers' Acceptance so signed shall be binding on Rival Canada.

            (d) Issuance of Bankers' Acceptances. Promptly following receipt of a Bankers' Acceptance Notice, the aggregate face amount of Bankers' Acceptances to be accepted by the applicable BA Lender as set forth on the relevant Bankers' Acceptance Notice pursuant to the terms of this Credit Agreement shall be issued, except that, if the face amount of a Bankers' Acceptance, which would otherwise be accepted by such BA Lender, would not be C$100,000 or an integral multiple thereof, such face amount shall be reduced by such BA Lender in its sole and absolute discretion to the nearest integral multiple of C$100,000.

            (e) Acceptance of Bankers' Acceptances. Each Bankers' Acceptance to be issued pursuant to this ss.2A shall be accepted by the applicable BA Lender at such BA Lender's office shown on Schedule 1 hereof or as otherwise designated in writing by such BA Lender to Rival Canada and the Agent from time to time.

            (f) Purchase of Bankers' Acceptances. On the relevant date of borrowing, each BA Lender agrees to purchase from Rival Canada, at the face amount thereof discounted by the Applicable BA Discount Rate, any Bankers' Acceptance accepted by it and provide to Rival Canada the BA Discount Proceeds in respect thereof after deducting therefrom the amount of the Acceptance Fee payable by Rival Canada to such BA Lender under ss.2A.3 in respect of such Bankers' Acceptance. Such BA Lender shall notify Rival Canada and the Company of the Applicable BA Discount Rate with respect to any borrowing by way of Bankers' Acceptances on the date of such borrowing.

            (g) Sale of Bankers' Acceptances. Each BA Lender may at any time and from time to time hold, sell, rediscount or otherwise transfer, in each case to a financial institution or bank resident in Canada without the consent of any Borrower, or to any other Person with the consent of the Company (not to be unreasonably withheld) any or all Bankers' Acceptances accepted and purchased by it.

            (h) Waiver of Presentment and Other Conditions. Rival Canada waives presentment for payment, demand, protest and any other defense to payment of any amounts due to any BA Lender in respect of a Bankers' Acceptance accepted by such BA Lender pursuant to this Agreement which might exist solely by reason of such Bankers' Acceptance being held, at the maturity thereof, by such BA Lender or any permitted transferee of such Bankers' Acceptance in its own right. Rival Canada shall not claim or require any days of grace or require any BA Lender or any permitted transferee of any Bankers' Acceptance to claim any days of grace for the payment of any Bankers' Acceptance.

            (i) Subject to Section 2A.2, Rival Canada shall pay to each BA Lender an amount in Canadian dollars equal the face amount of each Bankers' Acceptance on the maturity date thereof.

            2A.2. Refunding Bankers' Acceptances. With respect to each Bankers' Acceptance, Rival Canada, except during the occurrence and continuation of an Event of Default, may give irrevocable telephone or written notice (or such other method of notification as may be agreed upon between the applicable BA Lender and Rival Canada) to the applicable BA Lender on two Business Days prior to the maturity date of such Bankers' Acceptance of Rival Canada's intention to issue one or more Bankers' Acceptances on such maturity date (each a "Refunding Bankers' Acceptance") to provide for the payment of such maturing Bankers' Acceptance (it being understood that Rival Canada shall, on the date of maturity of the maturing Bankers' Acceptances, pay to the applicable BA Lender an amount equal to the face amount of the maturing Bankers' Acceptance (a) less the BA Discount Proceeds of the applicable Refunding Bankers' Acceptances (b) plus the applicable Acceptance Fee with respect to such Refunding Bankers' Acceptances). Any funding on account of any maturing Bankers' Acceptance must be made at or before 12:00 noon (Toronto, Ontario time) on the maturity date of such Bankers' Acceptance. If Rival Canada fails to give such notice and fails to repay such Bankers' Acceptance on the maturity date thereof, then Rival Canada shall be irrevocably deemed to have requested and to have been advanced a Canadian Loan bearing interest at the Canadian Base Rate plus the Applicable Margin on the face amount of such maturing Bankers' Acceptance on the maturity date of such maturing Bankers' Acceptance from the Canadian Fronting Bank, which Canadian Loan shall thereafter bear interest as such in accordance with the provisions hereof and otherwise shall be subject to all provisions of this Credit Agreement applicable to Canadian Loans until paid in full.

            2A.3. Acceptance Fee. An acceptance fee (the "Acceptance Fee") shall be payable by Rival Canada to each BA Lender, which shall deduct the amount of such Acceptance Fee from the BA Discount Proceeds (in the manner specified in ss.2A.1(f) in respect of each Bankers' Acceptance), said fee to be calculated at a rate per annum equal to the Applicable Acceptance Fee Rate calculated on the face amount of such Bankers' Acceptance and computed on the basis of the number of days in the term of such Bankers' Acceptance and a year of 365 days.

            2A.4. Circumstances Making Bankers' Acceptances Unavailable. If, by reason of circumstances affecting the money market in Canada generally, there is no market for Bankers' Acceptances (a) the right of Rival Canada to request a borrowing of Bankers' Acceptances shall be suspended until the circumstances causing a suspension no longer exist, and (b) any Bankers' Acceptance Notice which is outstanding shall be canceled and the requested borrowing shall not be made.

            2A.5 Cash Payments with respect to Outstanding Bankers' Acceptances. In order to induce the BA Lenders to purchase Bankers' Acceptances and the Banks to participate therein, Rival Canada agrees to pay to the applicable BA Lender, for the account of such BA Lender or (as the case may be) the Banks, with respect to each Bankers' Acceptance accepted and/or purchased by such BA Lender hereunder,

                   (a) upon the reduction (but not termination) of Total
            Commitment, or the available amount to Rival Canada, to an amount less than the aggregate face amount of all outstanding Bankers' Acceptances, an amount equal to such difference, which amount shall be held by the Canadian Fronting Bank for the benefit of the Banks and the Canadian Fronting Bank for all outstanding Bankers' Acceptances until such difference is not more than zero, whereupon any amounts remaining with the Canadian Fronting Bank shall be paid to Rival Canada so long as no Default or Event of Default has occurred and is continuing, and

                   (b) upon the termination of the Total Commitment, or the
            acceleration of the Borrowers' obligations with respect to all Bankers' Acceptances in accordance with ss.13, on demand by the Canadian Fronting Bank, an amount with respect to each outstanding Bankers' Acceptance equal to the total of amounts which would be required to purchase in the Canadian money market, as of 10:00 a.m. (Eastern time) on the date of payment of such demand, Government of Canada treasury bills in an aggregate amount equal to the face amount of such Bankers' Acceptances and having in each case a term to maturity similar to the period from such demand to maturity of such Bankers' Acceptance.

     Upon payment by Rival Canada as required under clause (b) above, the applicable BA Lender shall be responsible for all payments to third parties, including the respective holders in due course of such Bankers' Acceptances, under Bankers' Acceptances held by such BA Lender and such BA Lender shall indemnify Rival Canada in respect of all amounts which Rival Canada may be required to pay under each such Bankers' Acceptances to any party. Each payment under clauses (a) and (b) above shall be made to the Canadian Fronting Bank at the Canadian Fronting Bank's office shown on
     Schedule 1 hereof (or as otherwise designated in writing from time to time by the Canadian Fronting Bank) in immediately available funds. Interest on any and all amounts remaining unpaid by Rival Canada under clauses (a) or
     (b) above at any time from the date such amounts become due and payable (whether as stated in this ss.2A.5, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Canadian Fronting Bank on demand at the rate specified in ss.6.11 for Canadian Loans that are Base Rate Loans.

            2A.6 Indemnification in respect of Bankers' Acceptances. In addition to any liability of any Borrower to any Lender or Agent under any other provision hereof, Rival Canada shall indemnify each BA Lender and the Agent and hold each of them harmless against any reasonable loss or expense accrued by such Lender or Agent as a result of (x) any failure by Rival Canada to fulfill any of its obligations hereunder including, without limitation, any cost or expense accrued by reason of the liquidation or re-employment in whole or in part of deposits or other funds required by any Lender to fund any Bankers' Acceptance as a result of the failure of Rival Canada to make any payment, repayment or prepayment on the date required hereunder or specified by it in any notice hereunder, or (y) Rival Canada's failure to provide for the payment to the Agent or to the BA Lender of the full face amount of each Bankers' Acceptance on or prior to its maturity date.

     3. THE TERM LOANS.

            3.1. Commitment to Lend.

                   3.1.1. Term Loan A. Subject to the terms and conditions set forth in this Credit Agreement, each Bank agrees to lend to the Domestic Borrowers, in Dollars, on the Closing Date its Term Loan A Commitment. Percentage of the principal amount of $40,000,000.

                   3.1.2. Term Loan B. Subject to the terms and conditions set forth in this Credit Agreement, each Bank agrees to lend to the Domestic Borrowers, in Dollars, on the Closing Date its Term Loan B Commitment Percentage of the principal amount of $85,000,000.

            3.2. The Term Notes.

                   3.2.1. Term Loan A and Term Loan B. The Term Loan A and Term
            Loan B shall be evidenced by separate promissory notes of the Domestic Borrowers, as the case may be, in substantially the form of Exhibit C-1 and C-2 hereto (each a "Term Note"), dated the Closing Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Term Loan A Commitment Percentage of Term Loan A or such Bank's Term Loan B Commitment Percentage of Term Loan B, as the case may be, representing the obligation of the Domestic Borrowers to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Term Loan A Commitment Percentage of Term Loan A or such Bank's Term Loan B Commitment Percentage of Term Loan B, as the case may be, plus interest accrued thereon, as set forth below. Each of the Borrowers irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Record reflecting the original principal amount of such Bank's Term Loan A or such Bank's Term Loan B, as the case may be, and, at or about the time of such Bank's receipt of any principal payment on such Term Note, an appropriate notation on such Bank's Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not affect the joint and several obligations of the Domestic Borrowers hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

            3.3. Mandatory Payments of Principal of Term Loans.

                   3.3.1. Term Loan A. Each Domestic Borrower jointly and
            severally promises to pay to the Agent for the account of the Banks the principal amount of Term Loan A in twenty-two (22) consecutive quarterly payments, payable on last Business Day of each calendar quarter ending within any period set forth below in the amount set forth opposite such period, commencing on September 30, 1999 and with a final payment on the Term Loan A Maturity Date in an amount equal to the unpaid balance of Term Loan A.

----------------------------------------------------------------------- -----------------------------------------
                                                                                  Dollar Equivalent of
           Quarters Ending:                                                           Each Payment
----------------------------------------------------------------------- -----------------------------------------
           September 30, 1999 - December 31, 1999                                      $1,400,000
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2000 - December 31, 2000                                          $1,400,000
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2001 - December 31, 2001                                          $1,600,000
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2002 - December 31, 2002                                          $2,000,000
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2003 - December 31, 2003                                          $2,150,000
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2004 - September 30, 2004                                         $2,150,00
----------------------------------------------------------------------- -----------------------------------------
           December 31, 2004                                                           $1,075,000
----------------------------------------------------------------------- -----------------------------------------
           Term Loan A Maturity Date                                                 unpaid balance
                                                                                     of Term Loan A
----------------------------------------------------------------------- -----------------------------------------

                   3.3.2. Term Loan B. Each of the Domestic Borrowers jointly and severally promises to pay, in Dollars, to the Agent for the account of the Banks the principal amount of Term Loan B in thirty one (31) consecutive quarterly payments, payable on the last Business Day of each calendar quarter ending within any period set forth below in the amount set forth opposite such period, commencing on September 30, 1999 and with a final payment on the Term Loan B Maturity Date in an amount equal to the unpaid balance of Term Loan B.

----------------------------------------------------------------------- -----------------------------------------
                                                                                  Dollar Equivalent of
           Quarters Ending:                                                           Each Payment
----------------------------------------------------------------------- -----------------------------------------
           September 30, 1999 - December 31, 1999                                      $ 212,500
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2000 - December 31, 2000                                          $ 212,500
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2001 - December 31, 2001                                          $ 212,500
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2002 - December 31, 2002                                          $ 212,500
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2003 - December 31, 2003                                          $ 212,500
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2004 - December 31, 2004                                          $ 212,500
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2005 - December 31, 2005                                          $9,987,500
----------------------------------------------------------------------- -----------------------------------------
           March 31, 2006 - September 30, 2006                                         $9,987,500
----------------------------------------------------------------------- -----------------------------------------
           December 31, 2006                                                           $4,993,750
----------------------------------------------------------------------- -----------------------------------------
           Term Loan B Maturity Date                                                 unpaid balance
                                                                                     of Term Loan B
----------------------------------------------------------------------- -----------------------------------------

                   3.3.3. Annual Excess Cash Flow Recapture. For each fiscal
            year ending on or after December 31, 1999 for which the Borrowers have positive Consolidated Excess Cash Flow, the Domestic Borrowers shall prepay the principal of the Term Loans in an amount equal to seventy-five percent (75%) of such Consolidated Excess Cash Flow, provided that in the event that the Leverage Ratio as at the end of the applicable fiscal year, and as at the end of the fiscal quarter immediately preceding the date such payment is due is less than 4.25:1, only fifty percent (50%) of such Consolidated Excess Cash Flow shall be required to be utilized to prepay the Term Loans. Each such mandatory prepayment shall be due one hundred (100) days after the end of each applicable fiscal year and shall be applied pro rata to repayment of each of the Term Loans based on the then outstanding amounts of each of the Term Loans, provided, however, to the extent any holder of the Term Loan B elects not to accept such prepayments, such prepayments so declined shall be applied pro rata to the repayment of the Term Loan A. Such payments shall be applied against the remaining scheduled installments of principal due on the respective Term Loans pro rata. To the extent the Borrowers are required to make any payments pursuant to this ss.3.3.3 and such a payment would subject the Borrowers to certain costs under ss.5.10 associated with a prepayment of a Eurocurrency Rate Loan prior to the last day of an Interest Period with respect thereto, the Agent shall, if requested by the Company, hold such proceeds as cash collateral (and thereafter the Agent shall apply such cash collateral to the Obligations) until the earliest to occur of (a) the last day of the Interest Period with respect to such Eurocurrency Rate Loans, (b) the first date when such prepayment can be made without any costs being incurred pursuant to ss.5.10 and (c) the date when the Agent determines in its reasonable discretion that such amounts shall be used to repay all or any portion of the Term Loans.

                   3.3.4. Net Cash Proceeds; Net Cash Sale Proceeds. In the
            event the Company or any of its Subsidiaries receives Net Cash Proceeds, Net Cash Sale Proceeds or any other amounts which are required to be utilized to repay the Loans as provided in ss.2.12.2, the Domestic Borrowers shall first repay the Term Loans in such amount, and at the times provided in ss.2.12.2, with such payments to be applied pro rata to each of the Term Loans, based on the respective then outstanding amounts of each of the Term Loans provided, however, to the extent any holder of the Term Loan B elects not to accept such prepayments, such prepayments so declined shall be applied pro rata to the repayment of the Term Loan A, and against the remaining scheduled installments of principal due on the respective Term Loans pro rata. After repayment in full of the Term Loans, all such amounts shall be applied in repayment of the Revolving Credit Loans, as provided in ss.2.12.2. To the extent the Borrowers are required to make any payments pursuant to this ss.3.3.4 and such a payment would subject the Borrowers to certain costs under ss.5.10 associated with a prepayment of a Eurocurrency Rate Loan prior to the last day of an Interest Period with respect thereto, the Agent shall, if requested by the Company, hold such proceeds as cash collateral (and thereafter the Agent shall apply such cash collateral to the Obligations) until the earlier to occur of (a) the last day of the Interest Period with respect to such Eurocurrency Rate Loans, (b) the first date when such prepayment can be made without any costs being incurred pursuant to ss.5.10 and (c) the date when the Agent determines in its reasonable discretion that such amounts shall be used to repay all or any portion of the Revolving Credit Loans.

            3.4. Optional Prepayment of Term Loans. The Domestic Borrowers shall have the right at any time to prepay the Term Notes on or before the Term Loan A Maturity Date or Term Loan B Maturity Date, as the case may be, as a whole, or in part, upon not less than three (3) Business Days prior written notice to the Agent, specifying whether such repayment should be applied to Term Loan A or Term Loan B, without premium or penalty, provided that (a) each partial prepayment shall be in the principal amount of (i) $500,000 or an integral multiple of $100,000 in excess thereof in the case of Eurocurrency Rate Loans, or (ii) $100,000 or an integral multiple of $100,000 in excess thereof in the case of Base Rate Loans, (b) no portion of the Term Loans bearing interest at the Eurocurrency Rate may be prepaid pursuant to this ss.3.4 except on the last day of the Interest Period relating thereto unless the Borrowers indemnify each Bank pursuant to ss.5.10 against any expenses relating to any payments made prior to the last day of the Interest Period, (c) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each such Person's Term Note A or Term Note B, as the case may be, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion and (d) each such prepayment shall be applied within each Term Loan pro rata against the remaining principal installments thereof. Any prepayment of principal of the Term Loans shall include all interest accrued to the date of prepayment. No amount repaid with respect to the Term Loans may be reborrowed.

            3.5. Interest on Term Loans.

                   3.5.1. Interest Rates. Except as otherwise provided in
            ss.5.11, the Term Loans shall bear interest during each Interest Period relating to all or any portion of the Term Loans at the following rates:

                   (a) to the extent that all or any portion of Term Loan A
            bears interest during such Interest Period at the Base Rate, Term Loan A or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans.

                   (b) To the extent that all or any portion of Term Loan A
            bears interest during such Interest Period at the Eurocurrency Rate, Term Loan A or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurocurrency Rate plus the Applicable Margin for Eurocurrency Rate Loans.

                   (c) to the extent that all or any portion of Term Loan B
            bears interest during such Interest Period at the Base Rate, Term Loan B or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate plus one and three-quarters percent (1.75%).

                   (d) To the extent that all or any portion of Term Loan B
            bears interest during such Interest Period at the Eurocurrency Rate, Term Loan B or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurocurrency Rate plus three and one-half percent (3.50%).

            Each of the Domestic Borrowers promises to pay interest on the Term Loans or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

            3.5.2. Conversion Options.

                   (a) The Term Loans shall be drawn in full on the Closing
            Date, after which the provisions of ss.2.7 shall apply mutatis mutandis with respect to all or any portion of the Term Loans so that the Domestic Borrowers may have the same interest rate options with respect to all or any portion of the Term Loans to which the Domestic Borrowers would be entitled with respect to the Revolving Credit Loans, subject to the same limitations as applied to Revolving Credit Loans.

                   (b) Term Loan A and Term Loan B shall at all times be
            denominated in Dollars.

                   3.5.3. Amounts, etc. Any portion of the Term Loans bearing interest at the Eurocurrency Rate relating to any Interest Period shall be in the amount of $500,000 or a larger integral multiple of $100,000 in excess thereof. No Interest Period relating to the Term Loans or any portion thereof bearing interest at the Eurocurrency Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loans are to be made unless a portion of the Term Loans at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

            3.6. Funds for Term Loans A and B. Not later than 11:00 a.m. (Boston time) on the Closing Date, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Term Loan A Commitment Percentage of Term Loan A and such Bank's Term Loan B Commitment Percentage of Term Loan B. Upon receipt from each Bank of such amount, and upon receipt of the documents required by ss.ss.11 and ss.12 and the satisfaction of the other conditions set forth therein, the Agent will make available to the Borrowers the aggregate amount of Term Loan A and Term Loan B requested by such Person.

            3.7. Application of Interest Payments for Term Loans.

            As promptly as is practicable following each date upon which the Agent receives a payment of principal or interest under this Credit Agreement on account of any portion of Term Loan A or Term Loan B made to any Borrower, the Agent shall distribute such amount to the Banks in accordance with their respective Term Loan Commitment Percentages.

     4. LETTERS OF CREDIT.

            4.1. Letter of Credit Commitments.

                   4.1.1. Commitment to Issue Letters of Credit. Subject to the
            terms and conditions hereof and the execution and delivery by any Borrower of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in ss.4.1.4 and upon the representations and warranties of such Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of such Borrower one or more standby or documentary (on a sight or time basis) letters of credit (individually, a "Letter of Credit"), denominated in Dollars or any Optional Currency in such form as may be requested from time to time by such Borrower and agreed to by the Agent; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $35,000,000 (or the Dollar Equivalent) at any one time, (b) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations for Letters of Credit issued for the account of Far East, Esteem, Raider or Patton HK shall not exceed $30,000,000 (or the Dollar Equivalent), (c) the sum of the aggregate Maximum Drawing Amount and all

            Unpaid Reimbursement Obligations for Letters of Credit issued for the account of Holmes UK and Bionaire B.V. shall not exceed $10,000,000 (or the Dollar Equivalent), (d) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations for Letters of Credit issued for the account of Rival Canada shall not exceed $10,000,000 (or the Dollar Equivalent) and (e) the sum of (i) the Dollar Equivalent of the Maximum Drawing Amount of all Letters of Credit, (ii) the Dollar Equivalent of all Unpaid Reimbursement Obligations, (iii) the Dollar Equivalent of the amount of all Revolving Credit Loans outstanding, and (iv) the Dollar Equivalent of the aggregate face amount of all outstanding Bankers' Acceptances shall not exceed the Total Commitment. Notwithstanding the foregoing, the Agent shall have no obligation to issue any Letter of Credit to support or secure any Indebtedness of the Company or any of its Subsidiaries to the extent that such Indebtedness was incurred prior to the proposed issuance date of such Letter of Credit, unless in any such case the Company demonstrates to the satisfaction of the Agent that (x) such prior incurred Indebtedness was then fully secured by a prior perfected and unavoidable security interest in collateral provided by the Company or such Subsidiary to the proposed beneficiary of such Letter of Credit or (y) such prior incurred Indebtedness was then secured or supported by a letter of credit issued for the account of the Company or such Subsidiary and the reimbursement obligation with respect to such letter of credit was fully secured by a prior perfected and unavoidable security interest in collateral provided to the issuer of such letter of credit by the Company or such Subsidiary.

                   4.1.2. Letter of Credit Applications. Each Letter of Credit
            Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

                   4.1.3. Terms of Letters of Credit. Each Letter of Credit
            issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

                   4.1.4. Reimbursement Obligations of Banks. Each Bank
            severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent (as calculated pursuant to ss.4.2) under each Letter of Credit to the extent that such amount is not reimbursed by the applicable Borrower pursuant to ss.4.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

                   4.1.5. Participations of Banks. Each such payment made by a
            Bank shall be treated as the purchase by such Bank of a participating interest in the applicable Borrower's Reimbursement Obligation under ss.4.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to ss.4.2.

            4.2. Reimbursement Obligation of the Borrowers. In order to induce the Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, each Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder for the account of such Borrower (and the Domestic Borrowers, jointly and severally agree to reimburse as provided herein all such payments on Letters of Credit),

            (a) except as otherwise expressly provided in ss.4.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment with respect thereto (in the same currency in which such Letter of Credit was issued or the Dollar Equivalent thereof), (i) the amount paid by the Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes (other than taxes based upon or measured by the income or profits of a Bank or the Agent), fees, charges or other costs and expenses whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank under, or with respect to, such Letter of Credit,

            (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations, and

            (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.13, an amount equal to the then Maximum Drawing Amount of all Letters of Credit, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations.

     Each such payment shall be made to the Agent at the Agent's Head Office in Same Day Funds. Interest on any and all amounts remaining unpaid by the applicable Borrower under this ss.4.2 at any time from the date such amounts become due and payable (whether as stated in this ss.4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in ss.5.11 for overdue principal on the Revolving Credit Loans.

            4.3. Letter of Credit Payments. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Agent shall notify the applicable Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the applicable Borrower fails to reimburse the Agent as provided in ss.4.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation and shall specify such amount in Dollars (based upon the actual exchange rate at which the Agent anticipates being able to obtain the applicable Optional Currency on the date payment is to be made by the Banks, with any excess payment being refunded to the Banks and any deficiency being payable by the Banks) required from each of the Banks. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at the Agent's Head Office, in Same Day Funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the amount equal to such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Agent, and the denominator of which is 365. The responsibility of the Agent to the Borrowers and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit. From and after such purchase of the applicable Letter of Credit Participations, such Unpaid Reimbursement Obligations shall be deemed to have been converted into Base Rate Loans made by the Banks, and all amounts from time to time accruing, and all amounts from time to time payable, on account of such Unpaid Reimbursement Obligations shall be payable in Dollars as if such Letter of Credit had originally been issued in Dollars.

            4.4. Obligations Absolute. The Borrowers' obligations under this ss.4 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which any Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. Each Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and each Borrower's Reimbursement Obligations under ss.4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among any Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of any Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Each Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon such Borrower and shall not result in any liability on the part of the Agent or any Bank to any Borrower.

            4.5. Reliance by Issuer. To the extent not inconsistent with ss.4.4, the Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes, loan accounts or of a Letter of Credit Participation.

            4.6. Letter of Credit Fee. Each Borrower requesting a Letter of Credit shall pay a fee (in each case, a "Letter of Credit Fee") to the Agent (a) in respect of each standby Letter of Credit issued pursuant to this Credit Agreement, calculated at the rate of the Applicable Margin for Eurocurrency Rate Loans per annum on the face amount of each such Letter of Credit, which shall be for the accounts of the Banks in accordance with their respective Commitment Percentages, plus an amount equal to one eighth of one percent (1/8%) per annum of the face amount of such standby Letter of Credit shall be for the account of the Agent, as a fronting fee and (b) in respect of each documentary Letter of Credit issued pursuant to this Credit Agreement, calculated at the rate of the Applicable Margin for Eurocurrency Rate Loans minus one half of one percent (1/2%) per annum on the face amount of each such Letter of Credit, which shall be for the accounts of the Banks in accordance with their respective Commitment Percentages, plus an amount equal to one eighth of one percent (1/8%) per annum of the face amount of such documentary Letter of Credit shall be for the account of the Agent, as a fronting fee. The Letter of Credit Fees for each Letter of Credit shall be payable quarterly in arrears on the last day of each calendar quarter. In respect of each Letter of Credit, the applicable Borrower shall also pay to the Agent for the Agent's own account, on the date of any issuance, extension, renewal or amendment of any Letter of Credit, or at such other time or times as such charges are customarily made by the Agent, for the Agent's own account, the Agent's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

     5. CERTAIN GENERAL PROVISIONS.

            5.1. Closing Fees. The Company agrees to pay to the Agent and Arranger on the Closing Date the closing fees as set forth in the Fee Letter.

            5.2. Agent's Fee.

            The Domestic Borrowers shall pay to the Agent an Agent's fee (the "Agent's Fee") at the times and in the amounts as provided in the Fee Letter.

            5.3. Funds for Payments.

                   5.3.1. Payments to Agent. All payments of principal,
            interest, Acceptance Fees, Reimbursement Obligations, commitment fees, Letter of Credit Fees, the closing fee and the Agent's Fee and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such other location in the Boston, Massachusetts area that the Agent may from time to time designate, in each case in Same Day Funds, provided, however, notwithstanding the foregoing, payments of principal and interest and Acceptance Fees with respect to the Canadian Loans, the repayment of the Bankers' Acceptances on the maturity date thereof and any other payments in respect of the Canadian Loans and the Bankers' Acceptances that are, in accordance with the terms hereof, to be paid to the Canadian Fronting Bank, shall be paid to the Canadian Fronting Bank. All payments of principal of and interest on Revolving Credit Loans made to any Subsidiary Borrower which are denominated in an Optional Currency or Currencies and all other fees due hereunder by any local branch or affiliate of the Agent or any Bank located outside of the United States shall be made in immediately available funds, for the account of each such Bank or the Agent, as the case may be, at a depository designated by such Bank in the country in which such Optional Currency is legal tender. Each payment in respect of any Loan made by a Borrower shall be made in the same currency in which such Loan was made unless otherwise agreed to by such Bank, subject to ss.5.12.

                   5.3.2. No Offset, etc. All payments by the Borrowers
            hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon any such Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, such Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon such Borrower. Each such Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

                   5.3.3. Currency Matters.

                            5.3.3.1. Currency of Account.

                            Dollars are the currency of account and payment for
                   each and every sum at any time due from the Borrowers hereunder; provided that:

                            (a) except as expressly provided in this Credit
                   Agreement, each repayment of a Loan or a part thereof shall be made in the currency in which such Loan is denominated at the time of that repayment;

                            (b) each payment of interest shall be made in the
                   currency in which such principal or other sum in respect of which such interest is payable, is denominated;

                            (c) each payment of Letter of Credit Fees and the
                   commitment fees shall be in Dollars, and each payment on account of the face amount of, and Acceptance Fees in respect of, any Bankers' Acceptances shall be in Canadian Dollars;

                            (d) each payment in respect of costs, expenses and
                   indemnities shall be made in the currency in which the same were incurred; and

                            (e) any amount expressed to be payable in a currency
                   other than Dollars shall be paid in that other currency.

                            No payment to the Agent or any Bank (whether under
                   any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until the Agent or such Bank shall have received payment in full in the currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of such obligation or liability actual or contingent expressed in that currency, the Borrower shall indemnify and hold harmless the Agent, the Issuing Bank or such Bank, as the case may be, with respect to the amount of the shortfall.

                            5.3.3.2. Currency Fluctuations.

                            (a) Not later than 1:00 p.m. (Boston time) on the
                   last Business Day of each calendar month (the "Calculation Date"), the Agent shall determine the Dollar Equivalent as of such date. The Dollar Equivalent so determined shall become effective on the first Business Day immediately following such determination (a "Reset Date") and shall remain effective until the next succeeding Reset Date.

                            (b) If, on any Reset Date and on the Revolving
                   Credit Loan Maturity Date, the Dollar Equivalent of the aggregate outstanding amount of all Revolving Credit Loans, the Maximum Drawing Amount, all Unpaid Reimbursement Obligations and the aggregate face amount of all outstanding Bankers' Acceptances exceeds the Total Commitment for three
                   (3) or more consecutive Business Days (but only as to the Reset Date), then the applicable Borrowers shall repay or prepay the Revolving Credit Loans in accordance with this Credit Agreement in an aggregate principal amount such that, after giving effect thereto, the aggregate outstanding amount (expressed in Dollars) of all Revolving Credit Loans plus the Maximum Drawing Amount, all Unpaid Reimbursement Obligations and the aggregate face amount of all outstanding Bankers' Acceptances no longer exceeds the Total Commitment (expressed in Dollars).

                            (c) Without limiting subsection ss.5.3.3.2(b), if,
                   on any day prior to the Revolving Credit Loan Maturity Date, the aggregate outstanding amount (expressed in Dollars) of all Revolving Credit Loans plus the Maximum Drawing Amount plus the Unpaid Reimbursement Obligations plus the aggregate face amount of all outstanding Bankers' Acceptances exceeds the Total Commitment by five percent (5%) or more, then (i) the Agent shall give notice thereof to the Borrower and the Banks and (ii) within two (2) Business Days thereafter, the Borrowers shall repay or prepay the Revolving Credit Loans in accordance with this Credit Agreement in an aggregate principal amount such that, after giving effect thereto, the aggregate outstanding amount (expressed in Dollars) of all Revolving Credit Loans plus the Maximum Drawing Amount, all Unpaid Reimbursement Obligations and the aggregate face amount of all Bankers' Acceptances no longer exceeds the Total Commitment (expressed in Dollars). Nothing set forth in this ss.5.3.3.2 shall be construed to require the Agent to calculate daily compliance under this ss.5.3.3.2 unless expressly requested to do so by a Bank.

                            (d) If on any Reset Date, the aggregate outstanding
                   sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations (expressed in Dollars) exceeds the Letter of Credit sublimit set forth in ss.4.1 (expressed in Dollars) by more than five percent (5%), then the Domestic Borrowers or the Foreign Borrowers, as the case may be, shall immediately upon demand provide cash collateral to the Agent such that, after giving effect thereto, the aggregate outstanding sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations (expressed in Dollars) no longer exceed the Letter of Credit sublimit set forth in ss.4.1.

            5.4. Computations. All computations of interest on Base Rate Loans and of commitment fees, Acceptance Fees for Bankers Acceptances, Letter of Credit Fees or other fees shall, unless otherwise expressly provided herein, be based on a 365-day year and paid for the actual number of days elapsed. All computations of interest on the Eurocurrency Rate Loans shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurocurrency Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Records and the Loan Account Records from time to time shall, absent manifest error, be considered correct and binding on the applicable Borrower unless within five (5) Business Days after receipt by the applicable Borrower of any notice from the Agent or any of the Banks of such outstanding amount, the applicable Borrower shall notify the Agent or such Bank to the contrary.

            5.5. Inability to Determine Eurocurrency Rate. In the event, prior to the commencement of any Interest Period relating to any Eurocurrency Rate Loan, the Agent shall determine or be notified by the Majority Banks that adequate and reasonable methods do not exist for ascertaining the Eurocurrency Rate or the International Eurocurrency Rate, as the case may be, that would otherwise determine the rate of interest to be applicable to any Eurocurrency Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the applicable Borrower and the Banks) to the Borrowers and the Banks. In such event (a) any Loan Request or Conversion Request with respect to Eurocurrency Rate Loans shall be automatically withdrawn and, in the case of Revolving Credit Loans denominated in Dollars or Canadian Dollars, shall be deemed a request for Base Rate Loans to be denominated in Dollars or Canadian Dollars, as the case may be, and in the case of any Eurocurrency Rate Loan denominated in an Optional Currency, shall be withdrawn, (b) each Eurocurrency Rate Loan denominated in Dollars or Canadian Dollars will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan and each Eurocurrency Rate Loan denominated in any Optional Currency will be required to repaid on the last day of the then current Interest Period relating thereto, and (c) the obligations of the Banks to make Eurocurrency Rate Loans shall be suspended until the Agent or the Majority Banks determine that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Banks, shall so notify the Borrower and the Banks.

            5.6. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurocurrency Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrowers and the other Banks and thereupon (a) the commitment of such Bank to make Eurocurrency Rate Loans or convert Loans of another Type to Eurocurrency Rate Loans or to make Revolving Credit Loans in any Optional Currency shall forthwith be suspended and (b) such Bank's Revolving Credit Loans then outstanding as Eurocurrency Rate Loans, if any, shall (i) if comprising a Revolving Credit Loan denominated in Dollars, be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurocurrency Rate Loans or within such earlier period as may be required by law and (ii) if comprising a Revolving Credit Loan denominated in an Optional Currency, be immediately repaid. Each Borrower hereby severally and not jointly agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this ss.5.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurocurrency Rate Loans hereunder.

            5.7. Additional Costs, etc. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

            (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, Bankers' Acceptances, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

            (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or any of the other Loan Documents, or

            (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, bankers' acceptances issued by, or letters of credit issued by, or commitments of an office of any Bank, or

            (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, any Bankers' Acceptances, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is

                   (i) to increase the cost to any Bank of making, funding,
            issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Bankers' Acceptances or Letter of Credit, or

                   (ii) to reduce the amount of principal, interest,
            Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit, any Bankers' Acceptance or any of the Loans, or

                   (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrowers hereunder, then, and in each such case, each Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum applicable to such Borrower's Loans, Bankers' Acceptances, Reimbursement Obligations and Unpaid Reimbursement Obligations hereunder. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

            5.8. Capital Adequacy. If after the date hereof any Bank or the Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive

     (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Company of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Company and such Bank shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Company receives such notice, an adjustment payable hereunder that will adequately compensate such Bank in light of these circumstances. If the Company and such Bank are unable to agree to such adjustment within thirty (30) days of the date on which the Company receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Bank's reasonable determination, provide adequate compensation. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

            5.9. Certificate. A certificate setting forth any additional amounts payable pursuant to ss.ss.5.7 or 5.8 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

            5.10. Indemnity. Each Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense that such Bank may sustain or incur as a consequence of (a) default by such Borrower in payment of the principal amount of or any interest on any Eurocurrency Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurocurrency Rate Loans, (b) default by such Borrower in making a borrowing or conversion after such Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with ss.2.6, ss.2.7 or 3.5.2 or (c) the making of any payment of a Eurocurrency Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

            5.11. Interest After Default.

                   5.11.1. Overdue Amounts. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the highest rate of interest otherwise then applicable to such Loans pursuant to ss.2.5 or ss.3.5.1, as applicable, until such amount shall be paid in full (after as well as before judgment).

                   5.11.2. Amounts Not Overdue. During the continuance of an
            Event of Default under ss.13.1(c) as it relates to ss.10, the principal of the Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Banks pursuant to ss.26, bear interest at a rate per annum equal to two percent (2%) above the highest rate of interest otherwise applicable to such Revolving Credit Loans pursuant to ss.2.5 and the Term Loans pursuant to ss.3.5.1.

            5.12. European Monetary Union.

            (a) If, as a result of the implementation of the EMU,

                   (i) any Optional Currency ceases to be lawful currency of the nation issuing such Optional Currency and is replaced by the Euro as the lawful currency of such nation, or

                   (ii) any Optional Currency and the Euro are at the same time recognized by the central bank or comparable authority of the nation issuing such Optional Currency as lawful currency of such nation and the Agent or the Majority Banks shall so request in notice delivered to the Company, then:

                   (A) any amount payable hereunder by the Banks to the
            Borrowers, or by any Borrower to the Banks, in such Optional Currency shall instead be payable in the Euro and the amount so payable shall be determined by translating the amount payable in such Optional Currency to the Euro at the exchange rate recognized by the European Central Bank for the purposes of implementing the EMU,

                   (B) if so specified in the notice delivered under the
            foregoing clause (ii) or in any subsequent notice referring to such clause, the Optional Currency recognized at the same time as the Euro shall no longer be available as an Optional Currency for purposes of this Credit Agreement, effective at the expiration of the period of five Business Days following such Borrower's receipt of such notice. Such notice shall apply to (1) any Loan to be made or Letter of Credit to be issued, extended or renewed on or after the expiration of such five Business Day period or (2) any Loan outstanding at the end of such five Business Day period and denominated in such Optional Currency, following the expiration of the Interest Period applicable to such outstanding Loan at the time of the expiration of such five Business Day period.

                   (b) The Agent may in its discretion by notice to the Banks and the Company:

                   (i) modify the definition of "Business Day" to include a,
            principal financial center of any participating member state where Loans to bear interest by reference to the Euro Interbank Rate are funded, or any amounts are or are to be paid in Euros;

                   (ii) designate an account or accounts at a bank in a
            principal financial center of any participating member state for receiving payments to the

            Agent, whether for the account of the Agent or for the account of the Banks, in immediately available funds, in Euros or for disbursing Loans to bear interest by reference to the Euro Interbank Rate;

                   (iii) designate the date or time for fixing the Euro
            Interbank Rate for any Interest Period to be consistent with any practice or convention in the applicable interbank market;

                   (iv) designate the fraction for rounding upwards quotations by the Reference Bank used to determine the Euro Interbank Rate, to be, in the reasonable judgment of the Agent, as nearly as may be, consistent with the rounding of quotations by the Reference Bank for other Optional Currencies and also consistent with any practice or convention in the applicable interbank market;

                   (v) designate other mechanics for fixing the Euro Interbank
            Rate to be, in the reasonable judgment of the Agent, as nearly as may be, consistent with the mechanics for determining rates for other Optional Currencies (e.g. by reference to Reuters screen or page) and also consistent with any practice or convention in the applicable interbank market (e.g. by reference to a comparable Reuters screen or page for the Euro);

                   (vi) designate the basis of accrual of interest, fees or
            other amounts to be consistent with any practice or convention in the applicable interbank market with respect to amounts calculated or payable in Euros;

                   (vii) where this Credit Agreement specifies an amount to be paid in an Optional Currency that is, under the terms of this Section, to be paid in Euros, designate a convenient amount in Euros to account for de minimis rounding.

                   (c) Section 5.5 of this Credit Agreement shall not apply in the event that an Optional Currency is not available or an interbank offered rate may not be quoted for such Optional Currency, solely because such Optional Currency ceases to be lawful currency of the nation issuing such Optional Currency and is replaced by the Euro as the lawful currency of such nation, so long as the Euro is available as an Optional Currency and the Euro Interbank Rate may be quoted for the Euro.

                   (d) The Borrowers agree, at the request of any Bank, to
            compensate such Bank for any reasonable loss, cost, expense or reduction in return that shall be incurred or sustained by such Bank as a result of the implementation of the EMU and that would not have been incurred or sustained but for the transactions provided for herein. A certificate of a Bank setting forth (i) the amount or amounts necessary to compensate such Bank, (ii) a description of the nature of the loss or expense sustained or incurred by such Bank as a consequence thereof and (iii) a reasonably detailed explanation of the calculation thereof shall be delivered to the Company and shall be conclusive absent manifest error. The Borrowers shall pay such Bank the amount shown as due on any such certificate within 10 days after receipt thereof. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

            5.13. Concerning Joint and Several Liability of the Domestic Borrowers.

                   (a) Each of the Domestic Borrowers is accepting joint and
            several liability hereunder in consideration of the financial accommodation to be provided by the Banks under this Agreement, for the mutual benefit, directly and indirectly, of each of the Domestic Borrowers and in consideration of the undertakings of each of the Domestic Borrowers to accept joint and several liability for the obligations of each of them.

                   (b) Each of the Domestic Borrowers jointly and severally
            hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Domestic Borrowers with respect to the payment and performance of all of the Obligations arising under this Agreement, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Domestic Borrowers without preferences or distinction among them.

                   (c) If and to the extent that any of the Domestic Borrowers shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, the other Domestic Borrowers will make such payment with respect to, or perform, such obligation.

                   (d) The obligations of each Domestic Borrower under the
            provisions of this ss.5.13 constitute full recourse obligations of such Domestic Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

                   (e) Except as otherwise expressly provided herein, each
            Domestic Borrower hereby waives notice of acceptance of its joint and several liability, notice of any and all Loans made under this Agreement, notice of occurrence of any Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Banks under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement. Each Domestic Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Banks at any time or times in respect of any default by any Domestic Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Banks in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Domestic Borrower assents to any other action or delay in acting or failure to act on the part of the Banks, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this ss.5.13, afford grounds for terminating, discharging or relieving such Domestic Borrower, in whole or in part, from any of its obligations under this ss.5.13, it being the intention of each Domestic Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Domestic Borrower under this ss.5.13 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Domestic Borrower under this ss.5.13 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Domestic Borrower or any Bank. The joint and several liability of the Domestic Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Domestic Borrower or any Bank.

                   (f) The provisions of this ss.5.13 are made for the benefit of the Banks and their successors and assigns, and may be enforced by them from time to time against any of the Domestic Borrowers as often as occasion therefor may arise and without requirement on the part of the Banks first to marshall any of their claims or to exercise any of their rights against any other Domestic Borrower or to exhaust any remedies available to them against the other Domestic Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this ss.5.13 shall remain in effect until all the Obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any of the Banks upon the insolvency, bankruptcy or reorganization of the Domestic Borrowers, or otherwise, the provisions of this ss.5.13 will forthwith be reinstated in effect, as though such payment had not been made.

     6. COLLATERAL SECURITY AND GUARANTIES.

            6.1. Security of Borrowers. The Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in (a) all of the assets of the Domestic Borrowers, whether now owned or hereafter acquired, with certain exceptions as agreed to by the Agent, pursuant to the terms of the Security Documents to which such Domestic Borrowers are parties, including, without limitation, a pledge by each Domestic Borrower of 100% of the capital stock of each of its direct Domestic Subsidiaries and 66% of the capital stock of each of its direct Foreign Subsidiaries and (b) all of the assets of the Foreign Borrowers, with certain exceptions as agreed to by the Agent, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which each such Foreign Borrower is a party, but only to secure (other than in the case of Rival Canada) the joint and several Obligations of each Foreign Borrower.

            6.2. Guaranties and Security of Subsidiaries. The Obligations shall also be guaranteed pursuant to the terms of the Guaranty, and the Obligations of each Foreign Borrower shall also be guaranteed by the Domestic Borrowers pursuant to ss.6.3, and by each other Foreign Borrower (other than Rival Canada) pursuant to the terms of the

     Foreign Guarantees. The obligations of the Guarantors under the Guaranty and of the Foreign Borrowers (other than Rival Canada) under the Foreign Guarantees shall be in turn secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of each such Guarantor and Foreign Borrower (other than Rival Canada), as the case may be, with certain exceptions as agreed to by the Agent, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Guarantor and Foreign Borrower (other than Rival Canada), as the case may be, is a party, including, without limitation, a pledge by such Guarantor of 100% of the capital stock or other equity interest of each Domestic Subsidiary of such Guarantor and 66% of the capital stock or other equity interest of each Foreign Subsidiary of such Guarantor; provided that each Foreign Borrower shall pledge 100% of the capital stock of its Subsidiaries to secure the Obligations solely of the Foreign Borrowers.

            6.3. Guaranty by the Domestic Borrowers of the Obligations.

                   6.3.1. Guaranty. For value received and hereby acknowledged and as an inducement to the Banks and the Agent to make the Loans and Letters of Credit available to the Borrowers, the Domestic Borrowers hereby unconditionally and irrevocably guarantee (a) the full punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Foreign Borrowers now or hereafter existing whether for principal, interest, fees, expenses or otherwise, and (b) the strict performance and observance by the Foreign Borrowers of all agreements, warranties and covenants applicable to the Foreign Borrowers in the Loan Documents and (c) the obligations of the Foreign Borrowers under the Loan Documents (such Obligations collectively being hereafter referred to as the "Guaranteed Obligations").

                   6.3.2. Guaranty Absolute. The Domestic Borrowers guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms hereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Banks with respect thereto. The joint and several liability of the Domestic Borrowers under this guaranty with regard to the Guaranteed Obligations of the Foreign Borrowers shall be absolute and unconditional irrespective of:

                   (a) the Foreign Borrowers' lack of authorization, execution, validity or enforceability of this Credit Agreement and any amendment hereof (with regard to such Guaranteed Obligations), or any other obligation, agreement or instrument relating thereto (it being agreed by the Domestic Borrowers that the Guaranteed Obligations shall not be discharged prior to the final and complete satisfaction of all of the Obligations of the Foreign Borrowers) or any failure to obtain any necessary governmental consent or approvals or necessary third party consents or approvals;

                   (b) the Agent's or any Bank's exercise or enforcement of, or failure or delay in exercising or enforcing, legal proceedings to collect the Obligations or the Guaranteed Obligations or any power, right or remedy with respect to any of the Obligations or the Guaranteed Obligations, including (i) any suspension of the Agent or any Bank's right to enforce against the Foreign Borrowers of the Guaranteed Obligations, or (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations of the Foreign Borrowers or any other amendment or waiver of or any consent to departure from this Credit Agreement or the other Loan Documents (with regard to such Guaranteed Obligations) or any other agreement or instrument governing or evidencing any of the Guaranteed Obligations;

                   (c) any exchange, release or non-perfection of any
            collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations of the Foreign Borrowers;

                   (d) any change in ownership of the Foreign Borrowers;

                   (e) any acceptance of any partial payment(s) from the Foreign
            Borrowers;

                   (f) any insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver or trustee for all or any part of the Foreign Borrowers' assets;

                   (g) any assignment, participation or other transfer or
            reallocation, in whole or in part (whether or not subject to a conversion of a loan of one Type into a loan of another Type or a conversion from one currency to another), of the Agent's or any Bank's interest in and rights under this Credit Agreement or any other Loan Document, or of the Agent or any Bank's interest in the Obligations or the Guaranteed Obligations;

                   (h) any cancellation, renunciation or surrender of any
            pledge, guaranty or any debt instrument evidencing the Obligations or the Guaranteed Obligations;

                   (i) the Agent's or any Bank's vote, claim, distribution,
            election, acceptance, action or inaction in any bankruptcy or reorganization case related to the Obligations or the Guaranteed Obligations; or

                   (j) any other action or circumstance, other than payment,
            which might otherwise constitute a defense available to, or a discharge of, the Foreign Borrowers or the Domestic Borrowers in respect of the Guaranteed Obligations (other than the defense of payment in full in cash).

                   This guaranty shall continue to be effective or be
            reinstated, as the case may be, if at any time any payment of any Guaranteed Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Foreign Borrowers or otherwise, all as though such payment had not been made.

                   6.3.3. Effectiveness; Enforcement. The guaranty hereunder
            shall be effective and shall be deemed to be made with respect to each Loan and each Letter of Credit, as of the time it is made or accepted, as applicable. No invalidity, irregularity or unenforceability by reason of any bankruptcy or similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any liability of the Foreign Borrowers, and no defect in or insufficiency or want of powers of the Foreign Borrowers or irregular or improperly recorded exercise thereof, shall impair, affect, be a defense to or claim against such guaranty. The guaranty hereunder is a continuing guaranty and shall (a) survive any termination of this Credit Agreement, and (b) remain in full force and effect until payment in full of, and performance of, all Guaranteed Obligations and all other amounts payable under the guaranty hereunder, all the Commitments shall have expired and been terminated, all of the Letters of Credit shall have expired or been terminated and all lending and other credit commitments of the Banks in respect thereof have terminated. The guaranty under this Credit Agreement is made for the benefit of the Agent and the Banks and their successors and assigns, and may be enforced from time to time as often as occasion therefor may arise and without requirement on the part of the Agent or the Banks first to exercise any rights against the Foreign Borrowers, or to resort to any other source or means of obtaining payment of any of the said Obligations or to elect any other remedy.

                   6.3.4. Waiver. The Domestic Borrowers hereby waive
            promptness, diligence, protest, notice of protest, all suretyship defenses, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this guaranty and any requirement that the Agent or any Bank secure, perfect or protect any security interest or lien on any property subject thereto or exhaust any right or take any action against the Foreign Borrowers or any other person or any collateral. The Domestic Borrowers also irrevocably waive, to the fullest extent permitted by law, all defenses which at any time may be available to them in respect of the Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or similar law now or hereinafter in effect and all suretyship defenses generally.

                   6.3.5. Subordination; Subrogation. Until the payment and
            performance in full of all the Obligations, the Domestic Borrowers shall not exercise and hereby waive any rights against the Foreign Borrowers as a result of payment by the Domestic Borrowers hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and the Company will not prove any claim in competition with the Agent or any Bank in respect of any payment hereunder in bankruptcy, insolvency, or reorganization proceedings of any nature; the Domestic Borrowers will not claim any set-off, recoupment or counterclaim against the Foreign Borrowers in respect of any liability of the Domestic Borrowers to the Foreign Borrowers; and the Domestic Borrowers waive any benefit of and any right to participate in any collateral which may be held by any Bank or the Agent. The Domestic Borrowers agree that, after the occurrence and during the continuance of any Default or Event of Default, the Domestic Borrowers will not demand, sue for or otherwise attempt to collect any Indebtedness of the Foreign Borrowers to the Domestic Borrowers until all of the Obligations of the Foreign Borrowers shall have been paid in full. If, notwithstanding the foregoing sentence, the Domestic Borrowers shall collect, enforce or receive any amounts in respect of such indebtedness in violation of the foregoing sentence while any Obligations of the Foreign Borrowers are still outstanding, such amounts shall be collected, enforced and received by the Domestic Borrowers as trustee for the Banks and the Agent and be paid over to the Agent, for the benefit of the Banks and the Agent on account of the Obligations of the Foreign Borrowers without affecting in any manner the liability of the Domestic Borrowers under the other provisions hereof. The provisions of this section shall survive the expiration or termination of the Credit Agreement and the other Loan Documents.

                   6.3.6. Payments. The Domestic Borrowers shall pay the
            Guaranteed Obligations in the currency in which such Obligation is payable by the Foreign Borrowers and all payments by the Domestic Borrowers hereunder shall be made without setoff or counterclaim and shall be free and clear of and without deduction for any foreign or domestic taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Foreign Borrowers are required by law to make such deduction or withholding. Except as otherwise expressly provided in this ss.6.3.6, if any such obligation is imposed upon the Domestic Borrowers or the Foreign Borrowers with respect to any amounts payable by them hereunder or under any of the Loan Documents, the Domestic Borrowers will pay to the Agent for the account of the Banks or, as the case may be the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Documents, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had not such obligation been imposed on the Domestic Borrowers or the Foreign Borrowers.

                   6.3.7. Receipt of Information. The Domestic Borrowers
            acknowledge and confirm that the Domestic Borrowers themselves have established their own adequate means of obtaining from the Foreign Borrowers on a continuing basis all information desired by the Domestic Borrowers concerning the financial condition of the Foreign Borrowers and that the Domestic Borrowers will look to the Foreign Borrowers and not to the Agent or any Bank in order for the Domestic Borrowers to keep adequately informed of changes in the Foreign Borrowers' financial condition.

     7. REPRESENTATIONS AND WARRANTIES.

     Each Borrower represents and warrants to the Banks and the Agent as follows:

            7.1. Corporate Authority.

                   7.1.1. Incorporation; Good Standing. Each of the Borrowers
            and its Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing (or the equivalent status for each Foreign Subsidiary) under the laws of its state, province or country of incorporation or formation, (b) has all requisite corporate or similar power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

                   7.1.2. Authorization. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate (or similar) authority of such Person, (b) have been duly authorized by all necessary corporate (or similar organizational) proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrowers or any of their Subsidiaries and (d) do not conflict with any provision of the corporate charter or bylaws of, or the Subordinated Debt Documents or any agreement or other instrument binding upon, the Borrowers or any of their Subsidiaries.

                   7.1.3. Enforceability. The execution and delivery of this
            Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            7.2. Governmental Approvals. The execution, delivery and performance by the Borrowers and any of their Subsidiaries of this Credit Agreement and the other Loan Documents to which such Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (including, but not limited to the making by the Borrowers of any borrowings contemplated by this Credit Agreement or the obtaining by the Borrowers of any Letters of Credit) do not require the approval, consent, order, authorization or license by, or giving of notice to, or taking of any other action with respect to, any governmental agency or authority of any jurisdiction, or other fiscal, monetary or other authority, under any provisions of any laws or governmental rules, regulations, orders, or decrees of any jurisdiction or the central bank of any jurisdiction or other fiscal, monetary or other authority, under any provision of any laws or governmental rules, regulations, orders or decrees of any jurisdiction applicable to or binding on any Borrower, other than those already obtained.

            7.3. Title to Properties; Leases. Except as indicated on Schedule
     7.3 hereto, the Borrowers and their Subsidiaries own all of the assets reflected in the Historical Pro Forma Results of the Borrowers and their Subsidiaries as at December 31, 1998 or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

            7.4. Financial Statements and Projections.

                   7.4.1. Fiscal Year. The Borrowers and each of their
            Subsidiaries have a fiscal year which is the twelve months ending on December 31 of each calendar year, except Rival and its Subsidiaries, who each have a fiscal year which is the twelve months ending on June 30 of each calendar year. After the Closing Date, all of the Borrowers and each of their Subsidiaries shall have a fiscal year which is the twelve months ending on December 31 of each calendar year.

                   7.4.2. Financial Statements. There has been furnished to each of the Banks the Historical Pro Forma Results of the Company and its Subsidiaries as at December 31, 1998, and a pro forma historical consolidated statement of income of the Company and its Subsidiaries for the three, six and nine month periods ending March 31, 1999. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles, subject to annual year-end audit adjustments, and fairly present the financial condition of the Company and its Subsidiaries as at the close of business on the dates thereof and the results of operations for the fiscal periods then ended. There are no contingent liabilities of the Company or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Company, which were not disclosed in such balance sheet and the notes related thereto.

                   7.4.3. Projections. The projections of the annual operating budgets of the Company and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 1999 to 2004 fiscal years have been delivered to the Agent and the Banks on or prior to the Closing Date. The projections were based when made upon reasonable estimates and assumptions and as of the Closing Date reflect the reasonable estimates of the Company and its Subsidiaries of the results of operation and other information projected therein, it being understood that the projections are not guaranties of results and that the actual results may vary from the projections and such variations may be material.

                   7.4.4. Solvency. The Company and its Subsidiaries, on a
            consolidated and consolidating basis, both before and after giving effect to the transactions contemplated by this Credit Agreement and the other Loan Documents (a) are solvent, (b) have assets having a fair value in excess of their liabilities, (c) have assets having a fair value in excess of the amount required to pay their liabilities on existing debts as such debts become absolute and matured, and (d) have, and expect to continue to have, access to adequate capital for the conduct of their business and the ability to pay their debts from time to time incurred in connection with the operation of their business as such debts mature.

            7.5. No Material Changes, etc. Since the Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of the Company and its Subsidiaries as shown on or reflected in the pro forma historical consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any Material Adverse Effect. Since the Balance Sheet Date, the Company has not made any Distributions, except as expressly permitted by this Credit Agreement and Rival has not made any Distributions except as disclosed or provided for in the Tender Offer Documents. There have been no "Material Adverse Effects" (as such term is defined in the Merger Agreement).

            7.6. Franchises, Patents, Copyrights, etc. Each of the Borrowers and their Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others, except where such nonpossession or conflict, as the case may be, could not reasonably be expected to have a Material Adverse Effect.

            7.7. Litigation.

            There is no restraining order, injunction or shareholder derivative suit contesting, or filed in connection with the Merger or the Tender Offer. Except as set forth in Schedule 7.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against any of the Borrowers or any of their Subsidiaries (including, prior to the Closing Date, Rival and its Subsidiaries) before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, have a Material Adverse Effect, or shall result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Company and its Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

            7.8. No Materially Adverse Contracts, etc. The Borrowers and their Subsidiaries are not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a Material Adverse Effect. Neither the Borrowers nor any of their Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Company's officers, to have a Material Adverse Effect.

            7.9. Compliance with Other Instruments, Laws, etc. Neither any Borrower nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to have a Material Adverse Effect.

            7.10. Tax Status. Except as set forth on Schedule 7.10 hereto, each of the Borrowers and their Subsidiaries (a) have made or filed all federal, provincial, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject,
     (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due from any of the Borrowers or their Subsidiaries by the taxing authority of any jurisdiction, and the officers of the Borrowers know of no basis for any such claim.

            7.11. No Event of Default. No Default or Event of Default has occurred and is continuing.

            7.12. Holding Company and Investment Company Acts. Neither the Borrowers nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

            7.13. Absence of Financing Statements, etc. Except with respect to Permitted Liens, there is no financing statement, financing charge statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of any of the Borrowers or any of their Subsidiaries or any rights relating thereto.

            7.14. Perfection of Security Interest. Except as otherwise provided in ss.11.9, all filings, assignments, pledges and deposits of documents or instruments have been made or provided for and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Company or a Subsidiary of the Company party to one of the Security Agreements is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

            7.15. Certain Transactions. Except as set forth on Schedule 7.15 hereto and except for arm's length transactions pursuant to which the Borrowers or any of their Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than such Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Borrowers or any of their Subsidiaries is presently a party to any transaction with the Borrowers or any of their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            7.16. Employee Benefit Plans. Except as otherwise expressly disclosed in Schedule 7.16 hereto:

                   7.16.1. In General. Each Employee Benefit Plan and each
            Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with applicable law including the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by ss.412 of ERISA, except to the extent that noncompliance would not have a Material Adverse Effect. The Company has heretofore delivered to the Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

                   7.16.2. Terminability of Welfare Plans. No Employee Benefit
            Plan, which is an employee welfare benefit plan within the meaning of ss.3(l) or ss.3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The Borrowers may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrowers without liability to any Person other than for claims arising prior to termination.

                   7.16.3. Guaranteed Pension Plans. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrowers nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrowers or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of thirty (30) days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

                   With respect to Rival Canada, all pension plans are duly
            registered where required by, and are in good standing under, all applicable laws including the Income Tax Act (Canada) and there are no actions, claims or proceedings pending or threatened (other than routine claims for benefits) relating to any of the pension plans. All required employer and employee contributions and premiums under the pension plans have been made, the pension plans are fully funded on an ongoing and wind-up basis in accordance with applicable laws and with the actuarial methods and assumptions used in the most recent actuarial reports therefor, and there have been no surplus withdrawals or contribution holidays except as permitted by law and the terms of the pension plans.

                   7.16.4. Multiemployer Plans. Neither the Borrowers nor any
            ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. Neither the Borrowers nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

            7.17. Use of Proceeds.

                   7.17.1. General. The proceeds of the Loans shall be used (a)
            to finance a portion of the Tender Offer and the Merger, including fees and expenses related thereto, (b) to refinance existing Indebtedness of the Company and Rival and (c) for working capital and general corporate purposes (including the financing of all or any portion of Permitted Acquisitions (including fees and expenses relating thereto)). The Borrowers will obtain Letters of Credit solely for working capital and general corporate purposes.

                   7.17.2. Regulations U and X.

                   Except for the financing of a portion of the Tender Offer, which will be secured in compliance with Regulations U and X of the Board of Governors of the Federal Reserve, no portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

                   7.17.3. Ineligible Securities. No portion of the proceeds of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of (a) knowingly purchasing, or providing credit support for the purchase of, Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (b) knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period, any Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (c) making, or providing credit support for the making of, payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Borrowers or any Subsidiary or other Affiliate of the Borrowers.

            7.18. Environmental Compliance. The Borrowers have taken all reasonably necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

            (a) except as set forth on Schedule 7.18, Part 1, none of the Borrowers, their Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state, provincial or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or a Material Adverse Effect;

            (b) except as set forth on Schedule 7.18, Part 2, neither the Borrowers nor any of their Subsidiaries has received notice from any third party including, without limitation, any federal, state, provincial or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state, provincial or local agency or other third party has conducted or has ordered that any Borrower or any of its respective Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

            (c) except as set forth on Schedule 7.18, Part 1 and 2, attached hereto: (i) no portion of the Real Estate has been used by the Company or any of its Subsidiaries for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and, to the best of the Company's or its Subsidiaries' knowledge, no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrowers, their Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) to the best of the Borrowers' knowledge, there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrowers or their Subsidiaries, which releases would have a Material Adverse Effect; (iv) to the best of the Borrowers' knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate by the Company or any of its Subsidiaries have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable

     Environmental Laws, which transporters and facilities have been and are, to the best of the Borrowers' knowledge, operating in compliance with such permits and applicable Environmental Laws; and

            (d) Except as set forth on Schedule 7.18 hereto, none of the Borrowers and their Subsidiaries or any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

            7.19. Subsidiaries, etc. Schedule 7.19(a) sets forth the Subsidiaries of each of the Borrowers as of the Closing Date. Except as set forth on Schedule 7.19(b) hereto, neither the Borrowers nor any Subsidiary of any Borrower is engaged in any joint venture or partnership with any other Person other than the GE Joint Venture.

            7.20. Bank Accounts. Schedule 7.20 sets forth the account numbers and location of all bank accounts of the Borrowers or any of their Subsidiaries.

            7.21. Disclosure. Each of this Credit Agreement and the other Loan Documents, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact (known to the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. As of the Closing Date, there is no fact known to the Company's President, Chief Operating Officer, Chief Financial Officer or Manager of Far East Operations which has a Material Adverse Effect, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

            7.22. Status of Loans as Senior Debt. All Indebtedness of each of the Borrowers and their Subsidiaries to the Banks and the Agent in respect of the Loans and the Reimbursement Obligations constitute "Senior Debt" (or the analogous term used therein) under the terms of the Subordinated Debt Documents or of any other instrument evidencing or pursuant to which there is issued Indebtedness which purports to be Subordinated Debt of any Borrower or any Subsidiary. In addition, (a) this Credit Agreement, to the extent applicable, would constitute the "Credit Facility" under the terms of the Subordinated Indenture and (b) the Indebtedness of each of the Borrowers and their Subsidiaries to the Banks and the Agents in respect of the Loans and the Reimbursement Obligations constitutes "Senior Debt". In addition, without prejudice to the Credit Agreement's status as the "Credit Facility" referred to in the Subordinated Indenture, the Company expressly designates all Obligations hereunder, and under the other Loan Documents, as "Senior Debt" for purposes of the Subordinated Indenture.

            7.23. Subordinated Debt Documents; Tender Offer Documents and Merger Documents. Each of the representations and warranties made by the Company and its Subsidiaries in any of the Subordinated Debt Documents, the Tender Offer Documents, or the Merger Documents was true and correct in all material respects when made and continues to remain true and correct in all material respects on the Closing Date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date falling prior to the Closing Date, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the Loan Documents.

            7.24. No Other Senior Debt. The Company (a) has not designated any Indebtedness of the Company or any of its Subsidiaries as, and has no, "Designated Senior Debt" for purposes of (and as defined in) the Subordinated Indenture, other than the Obligations, and (b) has no "Senior Debt" as such term is defined in the Subordinated Indenture other than the Obligations and that set forth on Schedule 7.24 hereto.

            7.25. No Withholding. None of the Borrowers are required by the laws of any jurisdiction to make any deduction or withholding of any nature whatsoever from any payment to be made by way of the Borrowers hereunder unless disclosed to the Agent in writing prior to the Closing Date (which may be in the form of legal opinions) and unless the amount and likelihood such deductions or withholdings are not, in the Agent's reasonable discretion, material. Neither this Credit Agreement nor any of the other Loan Documents is subject to any registration or stamp tax or any other similar or like taxes payable in any jurisdiction.

            7.26. No Filings Required. No filing, recording or enrolling of this Credit Agreement or any other Loan Document is required to ensure the legality, validity, enforceability or admissibility in evidence of this Credit Agreement or any other Loan Document.

            7.27. Chief Executive Office. The Company's chief executive office is at 233 Fortune Boulevard, Milford, Massachusetts 01757, at which location its books and records are kept. Each of the Guarantors' chief executive office is as set forth in the Security Agreement to which it is a party.

            7.28. Insurance. The Company and each of its Subsidiaries maintains with financially sound and reputable insurers insurance with respect to its properties and businesses against such casualties and contingencies as are in accordance with sound business practices and with the details of such coverage being more fully described on Schedule 7.28 hereto.

     8. AFFIRMATIVE COVENANTS OF THE BORROWERS.

            Each of the Borrowers covenants and agrees that, so long as any Loan, Bankers' Acceptance, Unpaid Reimbursement Obligation, Letter of Credit, Note or loan account is outstanding or any Bank has any obligation to make any Loans or accept and/or purchase any Bankers' Acceptances or the Agent has any obligation to issue, extend or renew any Letters of Credit:

            8.1. Punctual Payment. Each Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Agent's Fee and all other amounts to be paid by it provided for in this Credit Agreement and the other Loan Documents to which the

     Borrowers or any of their Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

            8.2. Maintenance of Office. The Company will maintain its chief executive office in Milford, Massachusetts, or at such other place in the United States of America as the Company shall designate upon written notice to the Agent where notices, presentations and demands to or upon the Borrowers in respect of the Loan Documents to which the Borrowers are a party may be given or made. Each of the other Domestic Borrowers (other than MAC following the Merger) will maintain its chief executive office at the location specified in Schedule 8.2, or at such other place in the United States as it shall specify to the Agent by written notice.

            8.3. Records and Accounts. The Borrowers will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage PricewaterhouseCoopers LLP or other independent certified public accountants reasonably satisfactory to the Agent as the independent certified public accountants of the Company and its Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Company and its Subsidiaries and the appointment in such capacity of a successor firm as shall be reasonably satisfactory to the Agent.

            8.4. Financial Statements, Certificates and Information. The Company will deliver to each of the Banks:

            (a) as soon as practicable, but in any event not later than ninety
     (90) days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries and the consolidating balance sheet of the Company and its Subsidiaries (with any reference to consolidating statements of Subsidiaries in this ss.8.4 to mean that term as applied to the accounts and financial statements, as applicable, of business lines, which is presented in a format approved by the Agent), each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by PricewaterhouseCoopers LLP or by other independent certified public accountants reasonably satisfactory to the Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default as it relates to any financial covenant, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default, and, together with such financial statements and accountant's certification, a management prepared analysis of such statements, to be in reasonable detail and prepared in accordance with past practices;

            (b) as soon as practicable, but in any event not later than (i) forty-five (45) days after the end of each of the first three fiscal quarters of the Company commencing with the fiscal quarter ending March 31, 1999 and (ii) sixty (60) days after the end of the last fiscal quarter of the Company, copies of the unaudited consolidated balance sheet of the Company and each of its Subsidiaries and, commencing with the fiscal quarter ending June 30, 1999, the unaudited consolidating balance sheet of the Company and each of its Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and, commencing with the fiscal quarter ending June 30, 1999, consolidating statement of income for the portion of the Company's fiscal year then elapsed, each setting forth in comparative form the figures for the previous fiscal year and a comparison setting forth the corresponding figures from the budgeted or projected figures for such period, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with (i) a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Company and its Subsidiaries on the date thereof (subject to year-end adjustments) and (ii) a management prepared analysis of such statements, to be in reasonable detail and prepared in accordance with past practices;

            (c) commencing March 31, 1999, as soon as practicable, but in any event within (i) forty-five (45) days after the end of the first month to occur after the Closing Date, (ii) thereafter, thirty (30) days after the end of each of the first two (2) months in each fiscal quarter of the Company, (iii) forty-five (45) days after the end of the last month in each fiscal quarter, other than the last month of any year, and (iv) sixty (60) days after the end of the last month in each fiscal year of the Company, unaudited monthly consolidated financial statements of the Company and its Subsidiaries for such month and unaudited monthly consolidating financial statements of the Company and its Subsidiaries for such month, each setting forth in comparative form the figures for the previous fiscal year and a comparison setting forth the corresponding figures from the budgeted or projected figures for such period and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial condition of the Company and its Subsidiaries on the date thereof (subject to year-end adjustments);

            (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Company in substantially the form of Exhibit D hereto (the "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.10 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date, and, until December 31, 1999, together with a brief statement and description of the Company's progress in completing its Year 2000 compliance;

            (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Company;

            (f) from time to time upon request of the Agent, annual projections of the Company and its Subsidiaries updating for a one year period those projections delivered to the Banks and referred to in ss.7.4.3 or, if applicable, updating any later such projections delivered in response to a request pursuant to this ss.8.4(f);

            (g) from time to time such other financial data and information (including accountants, management letters) as the Agent or any Bank may reasonably request; and

            (h) not later than the beginning of each fiscal year of the Borrowers and their Subsidiaries, the annual budget of the Borrowers and their Subsidiaries for such fiscal year (prepared on a monthly basis).

            8.5. Notices.

                   8.5.1. Defaults. The Borrowers will promptly notify the Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrowers or any of their Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

                   8.5.2. Environmental Events. The Borrower will promptly give notice to the Agent and each of the Banks (a) of any violation of any Environmental Law that such Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that has the potential to have a Material Adverse Effect on the Company and its Subsidiaries, or the Agent's security interests pursuant to the Security Documents.

                   8.5.3. Notification of Claim against Collateral. The
            Borrowers will, immediately upon becoming aware thereof, notify the Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject.

                   8.5.4. Notice of Litigation and Judgments. The Borrowers
            will, and will cause each of their Subsidiaries to, give notice to the Agent and each of the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrowers or any of their Subsidiaries or to which the Borrowers or any of their Subsidiaries is or becomes a party which seeks to enjoin the Merger, involves dissenting shareholders of Rival in connection with the Merger or otherwise could result in liability arising out of the Tender Offer or Merger, or which involves an uninsured claim against the Borrowers or any of their Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. The Borrowers will, and will cause each of their Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrowers or any of their Subsidiaries in an amount in excess of $500,000.

            8.6. Corporate Existence; Maintenance of Properties. Except for the transactions contemplated by the Merger, each of the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of their Subsidiaries to, convert to a limited liability company. It (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses conducted by them and in related businesses and those business acquired in any Permitted Acquisition; provided that nothing in this ss.8.6 shall prevent any Borrower from discontinuing the operation and maintenance of any of its properties (including, without limitation, the Restructuring) or any of those of its Subsidiaries if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of such Borrower and its Subsidiaries on a consolidated basis.

            8.7. Insurance. The Borrowers will, and will cause each of their Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to their properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements.

            8.8. Taxes. The Borrowers will, and will cause each of their Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the applicable Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrowers and each Subsidiary of the

     Borrowers will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

            8.9. Inspection of Properties and Books, etc.

                   8.9.1. General. The Borrowers shall permit the Banks,
            individually or through the Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrowers or any of their Subsidiaries, to examine the books of account of the Borrowers and their Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrowers and their Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals and, so long as no Default or Event of Default has occurred and is continuing, subject to reasonable notice, as the Agent or any Bank may reasonably request.

                   8.9.2. Appraisals. If an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Borrowers will obtain and deliver to the Agent appraisal reports in form and substance and from appraisers satisfactory to the Agent, stating (a) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment or real estate owned by any Borrower or any of its Subsidiaries and (b) the then current business value of each of the Borrowers and their Subsidiaries. All such appraisals shall be conducted and made at the expense of the Borrower.

            8.10. Compliance with Laws, Contracts, Licenses, and Permits. The Borrowers will, and will cause each of their Subsidiaries to, comply with
     (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws and the Foreign Corrupt Practices Act, (b) the provisions of its charter documents and by-laws, (c) all agreements and instruments by which it or any of its properties may be bound and (d) all applicable decrees, orders, and judgments, except where any such noncompliance could not reasonably be expected to have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrowers or any of their Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrowers or such Subsidiary is a party, the Borrowers will, or (as the case may be) will cause such Subsidiary to, promptly take or cause to be taken all reasonable steps within the power of the Borrowers or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

            8.11. Employee Benefit Plans. The Borrowers will (a) promptly upon filing the same with the Department of Labor or Internal Revenue Service, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and
     (b) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent (other than as part of a Guaranteed Pension Plan's annual report) or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of
     ERISA.

            8.12. Use of Proceeds. The Borrowers will use the proceeds of the Loans solely (a) to finance a portion of the Tender Offer and the Merger and related costs and expenses, (b) to refinance certain Indebtedness of the Borrowers and (c) for working capital and general corporate purposes (including to finance all or any portion of Permitted Acquisitions (including fees and expense relating thereto)). The Borrowers will obtain Letters of Credit solely for working capital and general corporate purposes.

            8.13. Additional Mortgaged Property. If, after the Closing Date, any of the Borrowers or any of their Subsidiaries acquires real estate located in the United States, such Borrower shall, or shall cause such Subsidiary to, forthwith deliver to the Agent a fully executed mortgage or deed of trust over such real estate, in form and substance satisfactory to the Agent, together with title insurance policies, surveys, evidences of insurance with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate as is required by the Agent. The Borrowers further agree that, following the taking of such actions with respect to such real estate, the Agent shall have for the benefit of the Banks and the Agent a valid and enforceable first priority mortgage or deed of trust over such real estate, free and clear of all defects and encumbrances except for Permitted Liens.

            8.14. Fair Labor Standards Act. The Domestic Borrowers shall, and shall require each Subsidiary to, at all times operate their respective businesses in compliance with all material applicable provisions of the Fair Labor Standards Act of 1938, as amended. None of the inventory of the Domestic Borrowers or any of their Subsidiaries is or will be produced by employees of (a) the Domestic Borrowers or any of their Subsidiaries, or
     (b) to the best knowledge of the Domestic Borrowers, by employees of suppliers, who are, in each case, employed in violation of any applicable minimum wage or maximum hour provisions of the Fair Labor Standards Act (29 U.S.C. ss.ss.206 and 207) or any applicable regulations promulgated thereunder, in each case, as in effect from time to time.

            8.15. Guarantors. The Company will cause each Domestic Subsidiary created, acquired or existing on or after the Closing Date or any other Subsidiary which is otherwise required to become a guarantor under the Subordinated Indenture to become a Guarantor within thirty (30) days of such Domestic Subsidiary having been created, acquired or existing, and shall cause such Subsidiary to execute and deliver to the Agent for the benefit of the Agent and the Banks (a) a Guaranty (or an Instrument of Adherence to the Guaranty executed on the Closing Date), and (b) further Security Documents or other instruments and documents as the Agent may reasonably require in order to grant to the Agent a first priority perfected security interest in such Subsidiary's assets, with certain exceptions as may be approved by the Agent, together with legal opinions in form and substance reasonably satisfactory to the Agent to be delivered to the Agent and the Banks opining as to the authorization, validity and enforceability of such Guaranty or Instrument of Adherence and Security Documents and (as to the applicable Security Documents) the perfection of such security interests.

            8.16. Subordinated Guarantees. The Company will promptly advise the Agent of any Subordinated Guarantee entered into in connection with the Subordinated Indenture, identifying the guarantor thereunder.

            8.17. Status of Loans as Senior Debt. The Company shall, on the Closing Date and at such other times as may reasonably be requested by the Agent, deliver to the Agent certificates and, if requested, legal opinions, evidencing that the Indebtedness of each of the Borrowers and their Subsidiaries to the Agent and the Banks in respect of the Loans and Reimbursement Obligations constitutes "Senior Debt" (or the analogous term used therein) under the terms of the Subordinated Debt Documents or of any other instrument evidencing or pursuant to which there is issued indebtedness which purports to be Subordinated Debt of the Company or any of its Subsidiaries and that (a) this Credit Agreement would constitute the "Credit Facility" under the terms of the Subordinated Indenture, and (b) the Indebtedness of each of the Borrowers and their Subsidiaries to the Banks and the Agents in respect of the Loans and Reimbursement Obligations constitutes "Designated Senior Debt" as defined by the Subordinated Indenture.

            8.18. Additional Subsidiaries. If, after the Closing Date, the Company or any of its Subsidiaries creates or acquires, either directly or indirectly, any Subsidiary, it will immediately notify the Agent and the Banks if such creation or acquisition, as the case may be, and provide the Agent and the Banks with an updated Schedule 7.19(a) hereof and take all other actions required by ss.8.15 and ss.9.5.1 hereof.

            8.19. Landlord Consents. The Company will use its best efforts to deliver to the Agent within thirty (30) days from the Closing Date landlord consents from the landlords of the leased Real Estate set forth on Schedule
     8.19 hereto, which landlord consents shall be in form and substance reasonably satisfactory to the Agent.

            8.20. Interest Rate Protection. Not later than ninety (90) days after the Closing Date, the Borrowers will obtain interest rate protection on notional amount and at a rate and tenor satisfactory to the Agent.

            8.21. Year 2000 Problem. The Guarantors, Borrowers and their Subsidiaries represent and warrant that they have reviewed the areas within their businesses and operations which could be adversely affected by, and have developed a program to address on a timely basis, the "Year 2000 Problem" (i.e. the risk that computer applications used by the Guarantors, Borrowers or any of their Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), which program shall be complete and operational prior to September 30, 1999, so that the "Year 2000 Problem" will not have any Material Adverse Effect. The Guarantors, Borrowers and their Subsidiaries shall provide quarterly written reports and such other information as the Agent may reasonably request describing the progress of such program, commencing on the first quarter to occur after the Closing Date.

            8.22. Consummation of Merger. The Borrowers will take all corporate and legal actions advisable or necessary to cause the Merger to be approved and effected in accordance with the Merger Documents and applicable law on the Closing Date.

            8.23. Further Assurances.

            Each of the Borrowers will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the

     Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

     9. CERTAIN NEGATIVE COVENANTS OF THE BORROWERS.

            Each of the Borrowers covenants and agrees that, so long as any Loan, Bankers' Acceptance, Unpaid Reimbursement Obligation, Letter of Credit, Note or loan account is outstanding or any Bank has any obligation to make any Loans or to accept and/or purchase any Bankers' Acceptances or the Agent has any obligations to issue, extend or renew any Letters of
     Credit:

            9.1. Restrictions on Indebtedness. The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

            (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

            (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

            (c) Subordinated Debt (including Indebtedness of a Domestic Subsidiary of the Company pursuant to the Subordinated Guarantee provided for in the Subordinated Indenture);

            (d) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrowers or such Subsidiary or under any Capitalized Lease, provided that the aggregate principal amount of such Indebtedness of the Borrowers and their Subsidiaries shall not exceed the aggregate amount of $15,000,000 at any one time;

            (e) Indebtedness existing on the date hereof and listed and described on Schedule 9.1 hereto;

            (f) (i) Indebtedness of a Subsidiary of a Borrower to a Borrower so long as such Subsidiary is a Domestic Borrower or Guarantor hereunder, (ii) Indebtedness of a Foreign Borrower or a Foreign Guarantor to a Domestic Borrower or Guarantor so long as such Indebtedness is evidenced by an intercompany note which is pledged to the Agent; (iii) Indebtedness of a Foreign Borrower or a Foreign Guarantor to another Foreign Borrower or Foreign Guarantor, so long as such Indebtedness is evidenced by an intercompany note which is pledged to the Agent; and (iv) Indebtedness of a Subsidiary of a Borrower which is not a Domestic Borrower or Guarantor provided that the aggregate principal amounts of all such Indebtedness permitted under this ss.9.1(f)(iv) shall not exceed at any one time an amount equal to $55,000,000 less the aggregate amount of all Loans, Reimbursement Obligations, Bankers' Acceptances and Unpaid Reimbursement Obligations outstanding to all Foreign Borrowers at such time;

            (g) (i) unsecured Indebtedness incurred in connection with any Permitted Acquisitions, including Indebtedness of Persons acquired pursuant to ss.9.5.1 hereof, so long as the terms of such Indebtedness comply with the provisions of ss.9.5.1(b) (iii) hereof; and (ii) secured Indebtedness assumed in connection with any Permitted Acquisitions so long as the aggregate principal amount of all such Indebtedness does not exceed $5,000,000 at any one time, the terms of such Indebtedness comply with the provisions of ss.9.5.1(b)(iii) hereof, and, if such Indebtedness is secured, such security interest covers only the real or personal property acquired in such Permitted Acquisition;

            (h) Indebtedness of the Company in respect of any promissory notes issued by the Company to certain members of its management as permitted by ss.9.4(e) hereof as payment for the redemption by the Company of certain shares of its capital stock issued to such member;

            (i) unsecured Indebtedness of the Company to any of the Principals or Additional Investors, provided (i) no Default or Event of Default has occurred and is continuing or would exist as a result thereof; (ii) the amount of such Indebtedness and the terms and conditions (including, without limitation, a prohibition on any cash payments to be made to the holders thereof during the term of this Credit Agreement and a limitation of use of proceeds) of such Indebtedness are acceptable to the Agent and the Majority Banks; and (iii) such Indebtedness shall contain subordination provisions acceptable to the Agent and the Majority Banks;

            (j) Indebtedness incurred in connection with the factoring or other discounting of certain letters of credit in the ordinary course of business issued in favor of such Subsidiary, provided (i) no Default or Event of Default has occurred and is continuing or would exist as a result thereof and, (ii) any amounts received by such Person shall be required to be applied first to the outstanding Revolving Credit Loans owing by such Borrower and then to repay all outstanding amounts on all intercompany loans owing for such Borrower to a Domestic Borrower, with each Domestic Borrower agreeing to repay all outstanding Revolving Credit Loans with the proceeds of such repayment.

            provided however notwithstanding the foregoing provisions of this ss.9.1, all such Indebtedness must in any event qualify at all times as "Indebtedness" (as such term is defined in the Subordinated Indenture) permitted to be incurred pursuant to ss.4.09 of the Subordinated Indenture.

            9.2. Restrictions on Liens. The Borrowers will not, and will not permit any of their Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; (e) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (g) of the definition of the term "Indebtedness," with or without recourse (other than the sale of doubtful, bad, overdue or defaulted receivables after notice to the Agent in an aggregate amount not to exceed $2,000,000 in any one year without the written consent of the Agent); or (f) enter into or permit to exist any arrangement or agreement, enforceable under applicable law, which directly or indirectly prohibits the Borrowers or any of their Subsidiaries from creating or incurring any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest other than in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents and other than customary anti-assignment provisions in leases and licensing agreements entered into by the Borrowers or such Subsidiary in the ordinary course of its business, provided that the Borrowers or any of their Subsidiaries may create or incur or suffer to be created or incurred or to exist:

            (a) liens in favor of the Borrowers on all or part of the assets of Subsidiaries of the Borrowers securing Indebtedness owing by Subsidiaries of the Borrowers to such Borrower;

            (b) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

            (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

            (d) liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrowers or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

            (e) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

            (f) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrowers or a Subsidiary of any Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the applicable Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of such Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of such Borrower individually or of such Borrower and its Subsidiaries on a consolidated basis;

            (g) liens existing on the date hereof and listed on Schedule 9.2 hereto;

            (h) purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by ss.9.1(d) and ss.9.1(g)(ii), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

            (i) liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents; and

            (j) liens incurred in the ordinary course of business consistent with past practices in favor of a Person providing insurance of collection of certain of the Company's accounts receivable, provided such liens cover only those receivables so insured and provided that the Agent has a first priority perfected security interest in any insurance or other proceeds.

            9.3. Restrictions on Investments. The Borrowers will not, and will not permit any of their Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

            (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrowers;

            (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

            (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Service, Inc., and not less than "A 1" if rated by Standard and Poor's Rating Group;

            (d) Investments existing on the date hereof and listed on Schedule
     9.3 hereto, Investments made by any Borrower or its Subsidiaries in the JV pursuant to the GE Joint Venture so long as the time of the making of such Investments, no Default or Event of Default has occurred and is continuing or would exist as a result thereof; provided, the aggregate amount of all Investments made in the JV shall not exceed $3,500,000 from the Closing Date to the first anniversary of the Closing Date and $7,000,000 in the aggregate during the term of the Credit Agreement;

            (e) Investments with respect to Indebtedness permitted by ss.9.1(f)(i) - (iii) so long as such entities remain a Subsidiary of any Borrower and a Borrower, a Guarantor or Foreign Guarantor hereunder and Investments with respect to Indebtedness permitted by ss.9.1(f)(iv) so long as such entities remain a Subsidiary of any Borrower hereunder;

            (f) Investments with respect to Indebtedness permitted by ss.9.1(g) hereof so long as the Person incurring such Indebtedness remains a Subsidiary of any Borrower hereunder and Investments consisting of Permitted Acquisitions under ss.9.5.1 hereof, of assets or Persons that become, at the time of such Permitted Acquisitions, a Subsidiary of the Company.

            (g) Investments consisting of the Guaranty or the Foreign Guarantees or Investments by the Borrowers in Guarantors;

            (h) Investments consisting of promissory notes or other obligations or securities received as proceeds of asset dispositions permitted by ss.9.5.2; and

            (i) Investments consisting of the acquisition of new Subsidiaries permitted pursuant to ss.9.5.1; and

     provided, however, that (a) with the exception of demand deposits referred to in ss.9.3(b), such Investments will be considered Investments permitted by this ss.9.3 only if all actions have been taken to the satisfaction of the Agent to provide to the Agent, for the benefit of the Banks and the Agent, a first priority perfected security interest in all of such Investments free of all encumbrances other than Permitted Liens or such other exceptions as the Agent may make in its sole discretion and (b) all Investments made pursuant to this ss.9.3 must be permitted to be made pursuant to the Subordinated Indenture.

            9.4. Distributions and Restricted Payments. The Company and its Subsidiaries will not make any Distributions or Restricted Payments, other than dividends or payments:

            (a) so long as no Event of Default under ss.13.1(c) as it relates to ss.10 or under ss.13.1(a) or (b) has occurred and is continuing or would result therefrom, by the Company to Berkshire Partners consisting of quarterly management services fees pursuant to the Management Agreement in an aggregate amount not to exceed (i) $125,000 in any fiscal quarter plus
     (ii) the amount of management services fees, if any, which are in arrears under the Management Agreement plus (iii) the sum of $2,000,000 which is due and payable on the Closing Date in conjunction with the Acquisition, and provided, however, that such payments shall not be made earlier than ten (10) days prior to the date such payments are due and payable pursuant to the terms of the Management Agreement;

            (b) by any Subsidiary of the Company to such Subsidiary's parent;

            (c) so long as no Event of Default under ss.13.1(c) as it relates to ss.10 or under ss.13.1(a) or (b) has occurred and is continuing or would result therefrom, by the Company in the form of redemptions of Equity Interests of the Company held by any member of the Company's or any Subsidiary's management or Board of Directors, provided that the aggregate sum paid therefor shall not exceed the sum of (i) $500,000 in any twelve
     (12) month period, plus (ii) the aggregate Net Cash Proceeds received by the Company from the issuance after November 26, 1997 of Equity Interests to members of management or the Company's Board of Directors; and

            (d) by the Company as a Distribution in the form of promissory notes issued by the Company to repurchase or redeem shares of its capital stock pursuant to certain buy-back arrangements with certain members of the Company's management, provided that (i) no Event of Default then exists or would result after the making of such Distribution; (ii) the terms of such notes are acceptable to the Agent in all respects; and (iii) such notes contain subordination provisions acceptable to the Agent.

            9.5. Merger, Consolidation and Disposition of Assets.

                   9.5.1. Mergers and Acquisitions. The Borrowers will not, and will not permit any of their Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition except, so long as no Default or Event of Default has occurred and is continuing, or would exist after giving effect thereto:

                   (a) the merger of one or more of the Subsidiaries of the
            Company with and into the Company, any other Domestic Borrower hereunder or a Guarantor hereunder, and provided the Company, the other Domestic Borrower or the Guarantor, as the case may be, has taken or caused to be taken all action necessary to grant to the Agent a first priority perfected security interest in all of the Company's or such other Domestic Borrower's or Guarantor's assets after such merger;

                   (b) the acquisition of the assets or stock of Persons in the same or a similar line of business as the Company and its Subsidiaries (including home electrical and other consumer appliances, industrial electrical products and other similar products) (each, a "Permitted Acquisition") where (i) the Company has provided the Agent with thirty (30) days prior written notice of such, Permitted Acquisition, which notice shall include a reasonably detailed description of such Permitted Acquisition and copies of all acquisition documents in connection therewith; (ii) the business to be acquired would not subject the Agent or the Banks to regulatory or third party approvals in connection with the exercise of their rights and remedies under this Credit Agreement or any other Loan Document; (iii) no contingent liabilities or liabilities will be incurred or assumed in connection with such Permitted Acquisition which could be expected to have a Material Adverse Effect, and any Indebtedness incurred or assumed in connection with such Permitted Acquisition (1) shall have been permitted to be incurred or assumed pursuant to ss.9.1 hereof; (2) shall not bear cash interest at a rate in excess of 600 basis points over the applicable treasury rate per annum and shall not bear interest at a rate in excess of 900 basis points over the applicable treasury rate per annum; (3) shall not have a maturity prior to the Term Loan B Maturity Date; (4) shall not contain any financial covenants; (5) shall be unsecured;
            (6) shall contain an amortization schedule acceptable to the Agent and (7) shall contain subordination provisions acceptable to the Agent and the Banks; provided that any such Indebtedness permitted by ss.9.1(g)(ii) shall not have to comply with clauses (2)-(7) hereof; (iv) the Company has provided the Agent with such other information as was reasonably requested by the Agent; (v) after the consummation of the Permitted Acquisition, the Company shall own a majority of the capital stock of the Person to be acquired or shall otherwise control such Person (including, without limitation, controlling the ability of such Person to make loans, advances and Distributions in cash to the Company); (vi) the Company shall take, or shall cause to be taken, all necessary action to grant to the Agent a first priority perfected lien in all assets and stock acquired in connection with such Permitted Acquisition, with such exceptions as the Agent may approve; provided, however, the Company or any Guarantor, as the case may be, shall only be required to pledge 66% of the capital stock of any Foreign Subsidiary or any other Person not incorporated or otherwise organized in the United States of America (a "Foreign Entity"), and such Foreign Entity shall not be required to grant a lien on its assets to secure the Obligations of the Company or any Guarantor; (vii) the Company has demonstrated to the reasonable satisfaction of the Agent, based on a pro forma Compliance Certificate, compliance with ss.10 immediately prior to and on a Pro Forma Basis immediately after giving effect to such Permitted Acquisition and the Leverage Ratio (calculated on a Pro Forma Basis) after giving effect to such Permitted Acquisition shall not exceed 5.50:1.00; (viii) the maximum purchase price for any single Permitted Acquisition or series of Permitted Acquisitions relating to the same business organization or group of related companies does not exceed the sum of $40,000,000, plus the aggregate cash equity investment made by the Additional Investors in the Company for the purpose of consummating such acquisition, plus the aggregate amount of secured Indebtedness assumed in connection with such Permitted Acquisition; (ix) board of directors and the shareholders (if required by applicable law), or the equivalent, of each of the Company and the Person to be acquired has approved such merger, consolidation or acquisition and such Permitted Acquisition is otherwise considered "friendly"; (x) to the extent the Company or any Subsidiary is acquiring any Real Estate in connection with such Permitted Acquisition, the Company shall have delivered to the Agent all appraisals and environmental site assessments which the Agent shall reasonably require, with all such appraisals and site assessments to be in form and substance reasonably satisfactory to the Agent; and (xi) the Company has delivered to the Agent a certificate of the chief financial officer of the Company to the effect that (1) the Company will be solvent upon the consummation of the Permitted Acquisition; (2) the pro forma Compliance Certificate fairly presents the financial condition of the Company and its Subsidiaries as of the date thereof and after giving effect to such Permitted Acquisition; and (3) no Default or Event of Default then exists or would result after giving effect to the Permitted Acquisition; and

                   (c) The Merger as contemplated by the Merger Documents.

                   In the event any new Domestic Subsidiary is formed or
            acquired as a result of or in connection with any acquisition, such new Domestic Subsidiary shall, immediately upon its creation or acquisition, execute and deliver to the Agent for the benefit of the Agent and the Banks, an Instrument of Adherence in substantially the form of Exhibit E hereto (an "Instrument of Adherence") and the Loan Documents shall be amended and/or supplemented as necessary to make the terms and conditions of the Loan Documents applicable to such Domestic Subsidiary. Such Domestic Subsidiary shall become a Guarantor hereunder and shall become party to the Guaranty and the Security Agreement and shall execute and deliver to the Agent any and all other agreements, documents, instruments and financing statements necessary to grant to the Agent a first priority perfected lien in such Domestic Subsidiary's assets. The Company and its Subsidiaries shall, immediately upon the creation or acquisition of such Domestic Subsidiary, pledge all of such Domestic Subsidiary's capital stock to the Agent for the benefit of the Agent and the Banks. In the event any new Foreign Subsidiary is formed or acquired as a result of or in connection with any acquisition, such new Foreign Subsidiary shall, immediately upon its creation or acquisition, and to the extent legally possible in its jurisdiction of organization and to the extent that to do so would not result in the recognition of a deemed dividend from such Foreign Subsidiary, execute and deliver to the Agent for the benefit of the Agent and the Banks such guarantees and security documents as the Agent deems necessary to make the terms and conditions of the Loan Documents applicable to such Foreign Subsidiary. To the extent legally permissible, and to the extent that to do so would not result in the recognition of a deemed dividend from such Foreign Subsidiary, such Foreign Subsidiary shall guarantee the Obligations of the Subsidiary Borrowers hereunder and shall execute and deliver to the Agent any and all other agreements, documents, instruments and financing statements necessary to grant to the Agent a first priority perfected lien in such Foreign Subsidiary's assets to secure its guarantee obligations. In addition, the Company and its Subsidiaries shall (unless otherwise previously agreed to in writing by the Agent), immediately upon the creation or acquisition of such Foreign Subsidiary, pledge 66% of such Foreign Subsidiary's capital stock to the Agent for the benefit of the Agent and the Banks.

                   9.5.2. Disposition of Assets. The Borrowers will not, and
            will not permit any of their Subsidiaries to, become a party to or agree to or effect any Asset Sale or other disposition of assets, other than (a) the sale of inventory, the sale or other disposition of doubtful, bad, overdue or defaulted receivables (that does not constitute a financing arrangement), the licensing of intellectual property, the disposition of obsolete assets, and the sale or transfer of assets between Subsidiary Borrowers, in each case in the ordinary course of business, (b) the sale of assets (which may include the assets of Borrowers' commercial, industrial or pump business lines) in arms-length transactions for fair and reasonable value, provided that, with respect to this clause (b) (i) no Default or Event of Default shall have occurred and be continuing at the time of such sale and no Default or Event of Default will exist after giving effect to such Asset Sale; (ii) at least seventy five percent (75%) of the purchase price for such assets is received in cash and the Net Cash Sale Proceeds from such sales are applied as provided in ss.ss.2.12.2 and 3.3.3 hereof, provided, that with respect to the sale of the Borrowers' commercial, industrial or pump business lines, such Net Cash Sale Proceeds shall be determined after deducting all reasonable restructuring and integration costs resulting from such sales of types and in amounts as may be reasonably approved by the Agent, (iii) any promissory note or other instrument received by the Company or any of its Subsidiaries in connection with such sale is an Investment permitted by ss.9.3 hereof, and the Company or such Subsidiary, as applicable, has delivered such promissory note or other instrument to the Agent to be held in pledge for the benefit of itself and the Banks in accordance with the terms of the Loan Documents; (iv) the aggregate value of all assets sold in any Asset Sale (other than the sale of the Borrowers' commercial and industrial and pump business lines) is not more than $10,000,000 in any fiscal year and (v) the Company shall have delivered to the Agent on the date of such sale a certificate signed by an authorized officer of the Company and evidence satisfactory to the Agent showing compliance with the provisions of clauses (i) through (iv) of this ss.9.5.2 and (c) the sale by the Company of certain real property located in Milford, Massachusetts which is subsequently leased by the Company or any Subsidiary, provided, no Default or Event of Default has occurred and is continuing or would exist as a result thereof and the aggregate sale price does not exceed $1,500,000.

                   Notwithstanding anything to the contrary contained in this
            ss.9.5, neither the Company nor any of its Subsidiaries shall be permitted to dispose of any assets or take (or omit to take) any action in connection with any Asset Sale or other asset disposition or engage in any other transaction which action (or omission) would require or result in any repayment, repurchase or redemption (or any mandatory offer to repay, repurchase or redeem) by the Company or any of its Subsidiaries of the Subordinated Notes pursuant to the Subordinated Indenture.

                   9.6. Sale and Leaseback. Except as permitted by ss.9.5.2, the
            Borrowers will not, and will not permit any of their Subsidiaries to, enter into any arrangement, directly or indirectly, whereby such Borrower or any Subsidiary of such Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that such Borrower or any Subsidiary of such Borrower intends to use for substantially the same purpose as the property being sold or transferred.

                   9.7. Compliance with Environmental Laws. The Borrowers will not, and will not permit any of their Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate, each in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law, except where such noncompliance would not have a Material Adverse Effect.

                   9.8. Subordinated Debt. The Company will not, and will not permit any of its Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt Documents or prepay, redeem or repurchase (or offer to prepay, redeem or repurchase) any of the Subordinated Debt; provided, however, the Company shall be permitted to use any Net Cash Proceeds received from its Initial Public Offering and subsequent public offerings of its capital stock which it is not otherwise required pursuant to the terms of the Credit Agreement to apply to the repayment of the Loans and the reduction of the Total Commitment pursuant to ss.ss. 2.12.2 and 3.3.3 hereof to prepay, redeem and repurchase the Subordinated Debt so long as no Default or Event of Default has occurred and is continuing or would occur as a result thereof.

                   9.9. Employee Benefit Plans. Neither the Borrowers nor any
            ERISA Affiliate will

                   (a) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Code which could reasonably be expected to result in a material liability for the Borrower or any of its Subsidiaries; or

                   (b) permit any Guaranteed Pension Plan to incur an
            "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; or

                   (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could reasonably be expected to result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

                   (d) amend any Guaranteed Pension Plan in circumstances
            requiring the posting of security pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code; or

                   (e) permit or take any action which would result in the
            aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

                   9.10. Business Activities. The Borrowers will not, and will not permit any of their Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date or businesses conducted by subjects of Permitted Acquisitions and in related businesses.

                   9.11. Fiscal Year. The Borrowers will not, and will not
            permit any of their Subsidiaries to, change the date of the end of its fiscal year from that set forth in ss.7.4.1.

                   9.12. Transactions with Affiliates. Except for the GE Joint
            Venture, the Borrowers will not, and will not permit any of their Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

                   9.13. Modification of Documents and Charter. Neither the
            Borrowers nor any of their Subsidiaries will consent to or agree to any amendment, supplement or other modification to the Tender Offer Documents, the Merger Documents, the Stockholders Agreement, the Management Agreement or Subordinated Debt Documents, or amend or permit to be amended its certificate of incorporation or bylaws, or similar organizational documents without the Agent's prior written consent unless such change or amendment would not have any material adverse effect on the Agent's or the Banks' rights under the Loan Documents or the Borrowers' or any of their Subsidiaries' obligations under the Loan Documents.

                   9.14. Upstream Limitations. Neither the Borrowers nor any of
            their Subsidiaries will enter into, or permit any of their Subsidiaries to enter into, any agreement, contract or arrangement (other than the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of whatsoever nature or to make transfers or distributions of all or any part of its assets to any Borrower or any Guarantor.

                   9.15. Inconsistent Agreements. Neither the Borrowers nor any
            of their Subsidiaries will, nor will they permit their Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance by such Borrower or such Subsidiary of its obligations hereunder or under any of the Loan Documents.

                   9.16. Senior Debt. The Company and its Subsidiaries will not
            (a) in any manner designate or permit to exist any other Indebtedness of the Company or any of its Subsidiaries as "Designated Senior Debt" for purposes (and as defined in) of the Subordinated Indenture, other than the Indebtedness arising under this Credit Agreement and the Guaranty, or (b) incur or permit to exist any "Senior Debt" as such term is defined in the Subordinated Indenture, other than the Indebtedness arising or permitted under this Credit Agreement and the Guaranty and the other Obligations.

                   9.17. Limitations on Foreign Exchange Arrangements. The
            Company will not and will not permit any of its Subsidiaries to enter into any interest rate hedging or risk protection arrangements, foreign exchange risk protection arrangements, or currency risk protection arrangements which are not in the ordinary course of business or are for speculative purposes.

     10. FINANCIAL COVENANTS OF THE BORROWERS.

     Each of the Borrowers covenants and agrees that, so long as any Loan, Bankers' Acceptance, Unpaid Reimbursement Obligation, Letter of Credit or Note or loan account is outstanding or any Bank has any obligation to make any Loans or accept and/or purchase any Bankers' Acceptances or the Agent has any obligation to issue, extend or renew any Letters of Credit:

            10.1. Leverage Ratio. The Borrowers will not at any time during the period described in the table set forth below, permit the Leverage Ratio to exceed the ratio set forth opposite such period in such table:

                      Period                                                                Ratio
                      ------                                                                -----

---------------------------------------------------------------- ---------------------------------------------------
Closing Date to June 30, 1999                                                         6.25: 1
---------------------------------------------------------------- ---------------------------------------------------
July 1, 1999 to September 30, 1999                                                    6.10: 1
---------------------------------------------------------------- ---------------------------------------------------
October 1, 1999 to December 31, 1999                                                  6.00: 1
---------------------------------------------------------------- ---------------------------------------------------
January 1, 2000 to March 31, 2000                                                     5.85: 1
---------------------------------------------------------------- ---------------------------------------------------
April 1, 2000 to June 30, 2000                                                        5.65: 1
---------------------------------------------------------------- ---------------------------------------------------
July 1, 2000 to September 30, 2000                                                    5.35: 1
---------------------------------------------------------------- ---------------------------------------------------
October 1, 2000 to December 31, 2000                                                  5.25: 1
---------------------------------------------------------------- ---------------------------------------------------
January 1, 2001 to March 31, 2001                                                     5.00: 1
---------------------------------------------------------------- ---------------------------------------------------
April 1, 2001 to June 30, 2001                                                        5.00: 1
---------------------------------------------------------------- ---------------------------------------------------
July 1, 2001 to September 30, 2001                                                    5.00: 1
---------------------------------------------------------------- ---------------------------------------------------
October 1, 2001 to December 31, 2001                                                  4.75: 1
---------------------------------------------------------------- ---------------------------------------------------
January 1, 2002 to March 31, 2002                                                     4.75: 1
---------------------------------------------------------------- ---------------------------------------------------
April 1, 2002 to June 30, 2002                                                        4.50: 1
---------------------------------------------------------------- ---------------------------------------------------
any fiscal quarter ending thereafter                                                  4.50: 1
---------------------------------------------------------------- ---------------------------------------------------

            10.2. Interest Coverage Ratio. The Borrowers will not, as of the end of any fiscal quarter ending on any date or during any period described in the table set forth below, permit the Interest Coverage Ratio to be less than the ratio set forth opposite such period in such table:

                      Period                                                                Ratio
                      ------                                                                -----

---------------------------------------------------------------- ---------------------------------------------------
Closing Date to June 30, 1999                                                         1.75: 1
---------------------------------------------------------------- ---------------------------------------------------
July 1, 1999 to September 30, 1999                                                    1.75: 1
---------------------------------------------------------------- ---------------------------------------------------
October 1, 1999 to December 31, 1999                                                  1.75: 1
---------------------------------------------------------------- ---------------------------------------------------
January 1, 2000 to March 31, 2000                                                     1.75: 1
---------------------------------------------------------------- ---------------------------------------------------
April 1, 2000 to June 30, 2000                                                        1.95: 1
---------------------------------------------------------------- ---------------------------------------------------
July 1, 2000 to September 30, 2000                                                    1.95: 1
---------------------------------------------------------------- ---------------------------------------------------
October 1, 2000 to December 31, 2000                                                  1.95: 1
---------------------------------------------------------------- ---------------------------------------------------
January 1, 2001 to March 31, 2001                                                     2.00: 1
---------------------------------------------------------------- ---------------------------------------------------
April 1, 2001 to June 30, 2001                                                        2.00: 1
---------------------------------------------------------------- ---------------------------------------------------
July 1, 2001 to September 30, 2001                                                    2.00: 1
---------------------------------------------------------------- ---------------------------------------------------
October 1, 2001 to December 31, 2001                                                  2.10: 1
---------------------------------------------------------------- ---------------------------------------------------
January 1, 2002 to March 31, 2002                                                     2.10: 1
---------------------------------------------------------------- ---------------------------------------------------
April 1, 2002 to June 30, 2002                                                        2.25: 1
---------------------------------------------------------------- ---------------------------------------------------
any fiscal quarter ending thereafter                                                  2.25: 1
---------------------------------------------------------------- ---------------------------------------------------

            10.3. Fixed Charge Coverage Ratio. The Borrowers will not at any time permit the Fixed Charge Coverage Ratio to be less than the ratio of 1:1.

            10.4. Capital Expenditures. The Borrowers will not make, or permit any Subsidiary of such Borrower to make, during any fiscal year described on the table below, Capital Expenditures (other than Capital Expenditures consisting of Permitted Acquisitions) that exceed, in the aggregate, the amount set forth opposite such fiscal year in such table; provided, however, fifty percent (50%) of Capital Expenditures not spent in a given year may be carried over and added to the Capital Expenditures permitted only for the immediately following year (after first utilizing the amount of Capital Expenditures permitted for such fiscal year), each such carry over not to exceed one year.

                             Year                                                 Amount
---------------------------------------------------------------- -----------------------------------------
                             1999                                              $20,000,000
---------------------------------------------------------------- -----------------------------------------
                             2000                                              $24,500,000
---------------------------------------------------------------- -----------------------------------------
                      2001 and thereafter                                      $15,000,000
---------------------------------------------------------------- -----------------------------------------

     11. CLOSING CONDITIONS.

     The obligations of the Banks to convert the Loans and Letters of Credit under the Original Credit Agreement to Loans and Letters of Credit hereunder, to make the initial Loans to the Borrowers and of the Agent to issue any initial Letters of Credit for the account of the Borrowers shall be subject to the satisfaction of the following conditions precedent on or prior to Closing Date:

            11.1. Loan Documents, etc.

                   11.1.1. Loan Documents. Each of the Loan Documents [other
            than certain of the Foreign Security Documents] shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

                   11.1.2. Tender Offer Documents. The Agent shall have received evidence satisfactory to it that the Tender Offer has been consummated in accordance with the terms of the Tender Offer Documents, and that at least 70% of the outstanding shares of Rival have been validly tendered and not withdrawn. Each Bank shall have received final copies of each of the Tender Offer Documents.

                   11.1.3. Merger Documents. The Agent shall have received
            evidence that each of the Merger Documents shall have been duly executed and delivered by the respective parties thereto, and shall be in full force and effect. Each Bank shall have received a fully executed copy of each such document.

                   11.1.4. Subordinated Debt Documents. Each of the Subordinated
            Debt Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect, and shall be in form and substance satisfactory to the Agent. Each Bank shall have received a fully executed copy of each such document.

            11.2. Certified Copies of Charter Documents. Each of the Banks shall have received from the Company and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (a) its charter or other incorporation documents as in effect on such date of certification, and (b) its by-laws as in effect on such date.

            11.3. Corporate Action. All corporate action necessary for the valid execution, delivery and performance by the Borrowers and each of their Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

            11.4. Incumbency Certificate. Each of the Banks shall have received from each of the Borrowers and each of the Guarantors an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Borrower or such Guarantor, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each of such Borrower or such Guarantor, each of the Loan Documents to which such Borrower or such Guarantor is or is to become a party; (b) in the case of the Borrowers, to make Loan Requests and Conversion Requests and, in the case of the Company, to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

            11.5. Validity of Liens. The Security Documents other than certain of the Foreign Security Documents shall be effective to create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

            11.6. Perfection Certificates and UCC Search Results. The Agent shall have received from each of the Borrowers and the Guarantors a completed and fully executed Perfection Certificate and the results of UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

            11.7. Certificates of Insurance. The Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and (b) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

            11.8. Hazardous Waste Assessments. The Agent shall have received hazardous waste site assessments from environmental engineers and in form and substance reasonably satisfactory to the Agent, covering substantially all Real Estate and all other real property in respect of which any Borrower or any of its Subsidiaries may have ,material liability, whether contingent or otherwise, for dumping or disposal of Hazardous Substances.

            11.9. Solvency Opinion. Each of the Banks shall have received a copy of an opinion from Valuation Research dated not less than three (3) days prior to the Closing Date, describing in detail the solvency of the Company and its Subsidiaries after the consummation of the transactions contemplated herein (including an opinion of regarding the Company and its Subsidiaries both before and after giving effect to the Merger) and in form and substances satisfactory to the Banks.

            11.10. Opinions of Counsel. Each of the Banks and the Agent shall have received favorable legal opinions addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from Posternak, Blankstein & Lund, L.L.P., counsel to the Company and its Subsidiaries and such other counsel as the Agent and the Banks may reasonably request.

            11.11. Payment of Fees. The Company shall have paid to the Banks or the Agent, as appropriate, the closing fees and the Agent's Fee as contemplated by the Fee Letter.

            11.12. Payoff Letter. The Agent shall have received appropriate payoff letters, termination letters and collateral discharges in form and substance satisfactory to the Agent from holders of existing Indebtedness of the Borrowers and their Subsidiaries not otherwise permitted hereunder.

            11.13. Disbursement Instructions. The Agent shall have received disbursement instructions from the Company with respect to the proceeds of the initial Loans.

            11.14. Capitalization. The Agent and the Banks shall have received evidence satisfactory to the Agent and the Banks that (a) the Company shall have received an equity investment of not less than $50,000,000 in cash from Berkshire Fund IV, Berkshire Fund V, their affiliates and certain other investors, in each case on terms and conditions which are satisfactory to the Agent in all respects and (b) the Company shall have received the gross proceeds from the New Subordinated Notes in an aggregate amount of not less than $30,000,000.

            11.15. Consents and Approvals. The Agent shall have received evidence that all consents and approvals necessary to complete the Tender Offer and all transactions contemplated hereby have been obtained.

            11.16. Closing Date Leverage Ratio. The Company shall provide the Agent with evidence satisfactory to the Agent that the Leverage Ratio on the Closing Date (after giving effect to all amounts to be borrowed on the Closing Date) is not greater than 5.75:1.00.

            11.17. Availability. The Agent shall have received evidence that on the Closing Date, after giving effect to the transactions contemplated hereby (including, without limitation, after giving effect to all borrowings under the Credit Agreement), the Borrowers will have unused availability under the Credit Agreement of not less than $50,000,000.

            11.18. Tender Offer/Merger. The Company and MAC shall cause the Merger to be consummated on the Closing Date and the Agent shall have received evidence satisfactory to it of the consummation of the Merger.

            11.19. Conditions to Funding to Foreign Borrowers. Each of the following shall have been satisfied: (a) each of the Foreign Security Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks, and each Bank shall have received a fully executed copy of each such document; (b) the Foreign Security Documents shall be effective to create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral, and all filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected, with the Agent having received evidence thereof in form and substance satisfactory to the Agent; and (c) each of the Banks and the Agent shall have received favorable legal opinions addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent from each of the local counsel to the Subsidiary Borrowers.

            11.20. Survey and Taxes. The Agent shall have received (i) a Survey of each Mortgaged Property together with a Surveyor Certificate relating thereto (to the extent such Surveys and Surveyor Certificates exist at the Closing Date) and (ii) evidence of payment of real estate taxes and municipal charges on all Real Estate not delinquent on or before the Closing Date.

            11.21. Title Insurance. The Agent shall have received a Title Policy covering each Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts reasonably satisfactory to the Agent, insuring the interest of the Agent and each of the Banks as mortgagee under the Mortgages.

     12. CONDITIONS TO ALL BORROWINGS.

     The obligations of the Banks to make Loans and to accept and/or purchase Bankers' Acceptances and of the Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

            12.1. Representations True; No Event of Default. Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Credit Agreement, the other Loan Documents and in the Merger Documents, or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of any Loan, accepting and/or purchasing any Bankers' Acceptance or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Company and its Subsidiaries taken as a whole, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

            12.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make Loans, to accept and/or purchase Bankers' Acceptances or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

            12.3. Governmental Regulation. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

            12.4. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

            12.5. Exchange Limitations. There exists no reason whatsoever, including without limitation, by reason of the application of any so-called "currency exchange" laws or regulations (as in effect at the time of any proposed borrowing hereunder) which could reasonably be expected to interfere with any Borrower satisfying any of its Obligations hereunder in full at such time as such Obligations become due and payable pursuant to the terms hereof.

            12.6. Indenture Compliance. The Agent shall have received a certificate from the Company certifying that the Loan being requested may be incurred in compliance with the covenant set forth in ss.4.09 of the Subordinated Indenture, together with such evidence and calculations demonstrating the satisfaction of such covenant as the Agent may reasonably request.

     13. EVENTS OF DEFAULT; ACCELERATION; ETC.

            13.1. Events of Default and Acceleration. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

            (a) any Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

            (b) any Borrower shall fail to pay any interest on the Loans, the commitment fee, any Letter of Credit Fee, the Agent's Fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, and such failure shall continue for three (3) days;

            (c) any Borrower shall fail to comply with any of its covenants contained in ss.ss.8.1 (but subject to ss.13.1(b) above)-8.4, 8.5.1, 8.7, 8.9, 8.10-8.12, 8.15-8.17, 9.1-9.6, 9.8, 9.10-9.17 or 10;

            (d) any Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.13.1) for thirty (30) days after written notice of such failure has been given to the Borrower by the Agent;

            (e) any representation or warranty of any Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents, or in any of the

     Subordinated Debt Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement or any of the other Loan Documents or of Holmes or MAC in the Tender Offer Documents or Merger Documents shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

            (f) any Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $2,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $2,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

            (g) any Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any Borrower or any of its Subsidiaries or of any substantial part of the assets of any Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to any Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any Borrower or any of its Subsidiaries and such Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

            (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Borrower or any Subsidiary of such Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

            (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against any Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against such Borrower or any of its Subsidiaries exceeds in the aggregate $1,000,000;

            (j) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt or, except as expressly permitted by ss.9.8, the Subordinated Debt shall be (or shall be required at such time to be) prepaid, redeemed or repurchased in whole or in part; or the Company or any of its Subsidiaries shall be or become required under the Subordinated Indenture to prepay, redeem or repurchase (or shall be or become required thereunder to offer to prepay, redeem or repurchase) all or any part of the Subordinated Debt;

            (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

            (l) any Borrower or any of its Subsidiaries incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $1,000,000, or any Borrower or any of its Subsidiaries is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $1,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, a failure to make a required installment or other payment (within the meaning of ss.302(f)(1) of ERISA), an ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA or is assessed withdrawal liability pursuant to Title IV of ERISA, provided that the Agent determines in its reasonable discretion that such event (A) could reasonably be expected to result in liability of the Borrowers or any of their Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

            (m) any Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business, such order shall continue in effect for more than thirty (30) days and the result of which could reasonably be expected to have a Material Adverse Effect;

            (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen
     (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Borrower or any of its Subsidiaries if, such event or circumstance is not covered by business interruption insurance and would have a Material Adverse Effect,

            (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

            (p) the Company shall at any time, legally or beneficially own less than (i) 100% of the capital stock of each of its Subsidiaries existing on the Closing Date (except that, prior to the Merger Effective Date, the Company shall own not less than 70% of the capital stock of Rival), or (ii) 80% of the capital stock of any Subsidiary acquired or formed after the Closing Date;

            (q) a Change of Control (as such term is defined in the Subordinated Indenture) occurs; or

            (r) prior to the Initial Public Offering, the Principals shall at any time, legally or beneficially own less than 51% of the capital stock of the Company, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of the Company and after the Initial Public Offering, any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) other than the Principals shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of twenty five percent (25%) or more of the outstanding shares of common stock of the Company or, at any time, more than a majority of the members of the Board of Directors of the Company are not Continuing Directors.

     then, and in any such event, so long as the same may be continuing, the Agent, upon the request of the Majority Banks shall, by notice in writing to the Company declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; provided that in the event of any Event of Default specified in ss.ss.13.1(g), 13.1(h) or 13.1(j)), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

            13.2. Termination of Commitments. If any one or more of the Events of Default specified in ss.13.1(g), ss.13.1(h) or ss.13.1(j)) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans to the Borrowers and to accept and/or purchase Bankers' Acceptances from Rival Canada and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Revolving Credit Loans to be made on such Drawdown Date, the acceptance and/or purchasing of any Bankers' Acceptance or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Agent, upon the request of the Majority Banks, shall, by notice to the Company, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans, accept and/or purchase Bankers' Acceptances and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrowers or any of their Subsidiaries of any of the Obligations.

            13.3. Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to ss.13.1, each Bank, if owed any amount with respect to the Loans, Bankers' Acceptances or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Note or loan account or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

            13.4. Exchange Rate. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary for any Bank to convert any amount due to such Bank under this Credit Agreement in Dollars or in any other currency (hereinafter in this ss.13.4 called the "first currency") into any other currency (hereinafter in this ss.13.4 called the "second currency"), then the conversion shall be made at such Bank's spot rate of exchange for buying the first currency with the second currency prevailing at such Bank's close of business on the Business Day next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made to any Bank pursuant to this Credit Agreement in the second currency shall constitute a discharge of the obligations of the respective Borrower to pay to such Bank any amount originally due to such Bank in the first currency under this Credit Agreement only to the extent of the amount of the first currency which such Bank is able, on the date of the actual receipt by it of such payment in any second currency, to purchase, in accordance with such Bank's normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to such Bank in the first currency under this Credit Agreement, the Borrowers hereby agree that they will indemnify such Bank against and save such Bank harmless from any shortfall so arising. This indemnity shall constitute an obligation of such Borrower separate and independent from the other obligations contained in this Credit Agreement, shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due to such Bank under this Credit Agreement or under any such judgment or order. Any such shortfall shall be deemed to constitute a loss suffered by such Bank and the Borrowers shall not be entitled to require any proof or evidence of any actual loss. The covenant contained in this ss.13.4 shall survive the payment in full of all of the other obligations of the Borrowers under this Credit Agreement.

            13.5. Distribution of Collateral Proceeds. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

            (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

            (b) Second, to all other Obligations in such order or preference as to type of Obligations (such as interest, principal, fees and expenses) as the Majority Banks may determine; provided, however, that (i) distributions shall be made (A) pari passu among Obligations with respect to the Agent's fee payable pursuant to ss.5.2 and all other Obligations and (B) with respect to each type of Obligation owing to the Banks, such as interest, principal, fees and expenses, among the Banks pro rata in accordance with the principal amount of each Bank's outstanding Notes, and (ii) the Agent may in its reasonable discretion make proper allowance to take into account any Obligations not then due and payable;

            (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(l)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

            (d) Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

     14. SETOFF.

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to any Borrower and any securities or other property of any Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of any Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of any Borrower to such Bank, other than Indebtedness evidenced by the Notes or loan accounts or Bankers' Acceptances held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes, Bankers' Acceptances and loan accounts held by such Bank or constituting Reimbursement Obligations owed to such Bank, and (b) if such Bank shall receive from any Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes or loan accounts or Bankers' Acceptances held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against such Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes or loan accounts or Bankers' Acceptances held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes or loan accounts or Bankers' Acceptances held by, and

Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes and loan accounts and Bankers' Acceptances held by it or Reimbursement obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     15. THE AGENT.

            15.1. Authorization.

            (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

            (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks, except as otherwise provided in the Debenture from Holmes UK to the Agent, the Charge Over Shares between Holmes Far East, Holmes UK and the Agent and the Guarantee from Holmes UK (collectively, the "UK Security Documents") for purposes of the Agent acting as collateral trustee thereunder for the Banks. For purposes of this ss.15, the term "Agent" shall include the Agent acting in its capacity as collateral trustee under the UK Security Documents.

            (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agent.

            15.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

            15.3. No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

            15.4. No Representations.

                   15.4.1. General. The Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the loan accounts, any Bankers' Acceptances, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes and loan accounts, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes and loan accounts or Bankers' Acceptances or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes and loan accounts or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by any Borrower or any holder of any of the Notes or loan accounts shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrowers or any of their Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

                   15.4.2. Closing Documentation, etc. For purposes of
            determining compliance with the conditions set forth in ss.11, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or reasonably made available, by the Agent or the Arranger for consent, approval, acceptance or satisfaction, or required thereunder to be to be consent to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Agent or the Arranger active upon the Borrowers' account shall have received notice from such Bank prior to the Closing Date specifying such Bank's objection thereto and such objection shall not have been withdrawn by notice to the Agent or the Arranger to such effect on or prior to the Closing Date.

            15.5. Payments.

                   15.5.1. Payments to Agent. A payment by any Borrower to the
            Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share (in accordance with such Bank's Commitment Percentage) of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

                   15.5.2. Distribution by Agent. If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes, loan accounts or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                   15.5.3. Delinquent Banks. Notwithstanding anything to the
            contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (a) to make available to the Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or to purchase a risk participation in any Bankers' Acceptance or (b) to comply with the provisions of ss.14 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, Bankers' Acceptances, Unpaid Reimbursement Obligations, interest, fees or otherwise to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans, Bankers' Acceptances and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans, Bankers' Acceptances and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans, Bankers' Acceptances and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans, Bankers' Acceptances and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

            15.6. Holders of Notes. The Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation or purchaser of any risk participation in any Bankers' Acceptance as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

            15.7. Indemnity. The Banks ratably agree hereby to indemnify and hold harmless the Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent or such affiliate has not been reimbursed by the Borrowers as required by ss.16), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, the Bankers' Acceptances, the loan accounts or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

            15.8. Agent as Bank. In its individual capacity, BKB shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes, loan accounts, Bankers' Acceptances and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

            15.9. Resignation. The Agent may resign at any time by giving sixty
     (60) days prior written notice thereof to the Banks and the Company. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Company. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Ratings Group. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

            15.10. Notification of Defaults and Events of Default. Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this ss.15.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

            15.11. Duties in the Case of Enforcement. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if
     (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

            15.12. Special Covenant to Pay. For purposes of the laws of the Netherlands and any other non-United States jurisdiction where the following shall be necessary to the enforcement of the rights of the Agent and the Banks hereunder and under the Loan Documents, the Borrowers covenant in favor of the Agent, with the agreement of the Banks, to pay all Obligations to the Agent when and to the extent due from such Borrower under the terms of the Loan Documents. The Agent shall be deemed with each Bank to have the benefit of each and every Obligation of each Borrower towards each Bank under any Loan Document, so that accordingly the Agent in its individual capacity will have its own independent right to demand performance by the relevant Borrower of those Obligations, and such Obligations will be discharged by, and to the extent of, any discharge thereof either to the Agent in is capacity referred to above or to the Agent for itself or to the relevant Bank, as the case may be.

            15.13. Duties of Documentation Agent and Arranger. The parties hereto hereby acknowledge and agree that the Documentation Agent and Arranger shall have no duties or obligations under this Credit Agreement.

     16. EXPENSES AND INDEMNIFICATION.

            16.1. Expenses. The Borrowers agree to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) the reasonable fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the fees, expenses and disbursements of the Agent or any of its affiliates incurred by the Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, (e) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank or the Agent in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against any Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrowers or any of their Subsidiaries or related to the Merger and (f) all reasonable fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches, UCC filings or mortgage (including intellectual property mortgage) recordings.

            16.2. Indemnification. Each of the Borrowers agrees to indemnify and hold harmless the Agent, its affiliates and the Banks from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by any Borrower or any of its Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (ii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Company or any of its Subsidiaries comprised in the Collateral, (iii) the Borrowers or any of their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents and (iv) with respect to the Borrowers and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Banks and the Agent and its affiliates shall each be entitled to select their own counsel and, in addition to the foregoing indemnity, each of the Borrowers agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this ss.16.2 are unenforceable for any reason, then each of the Borrowers hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. Notwithstanding the foregoing, no indemnification or contribution shall be provided to any indemnitee under this Section 16.2 in the event of the bad faith, gross negligence or willful misconduct of such indemnitee.

            16.3. Survival. The covenants contained in this ss.16 shall survive payment or satisfaction in full of all other Obligations.

     17. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

            17.1. Sharing of Information with Section 20 Subsidiary. The Company acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Company or one or more of its Subsidiaries, in connection with this Credit Agreement or otherwise, by a Section 20 Subsidiary. The Company, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20

     Subsidiary to share with the Agent and each Bank any information delivered to such Section 20 Subsidiary by the Borrower or any of its Subsidiaries, and (b) the Agent and each Bank to share with such Section 20 Subsidiary any information delivered to the Agent or such Bank by the Company or any of its Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Bank to enter into this Credit Agreement; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

            17.2. Confidentiality. Each of the Banks and the Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound practices, any non-public information supplied to it by the Company or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Banks or the Agent, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this ss.17, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Banks or the Agent, (d) to bank examiners, the National Association of Insurance Commissioners or any other regulatory authority having jurisdiction over any Bank or the Agent, or to auditors or accountants, (e) to the Agent, any Bank or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Banks, the Agent or any
     Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Bank as provided in ss.17.1 or (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of ss.19.6. Moreover, each of the Agent and the Banks is hereby expressly permitted by the Borrowers to refer to any of the Borrowers and their Subsidiaries in connection with any advertising, promotion or marketing undertaken by the Agent or such Bank and, for such purpose, the Agent or such Bank may utilize any logo or other distinctive symbol associated with the Borrowers or any of their Subsidiaries or any of their businesses provided that any symbols designated registered trademarks or service marks or claims of trademark or service mark protection are used in the manner used by any Borrower.

            17.3. Prior Notification. Unless specifically prohibited by applicable law or court order, each of the Banks and the Agent shall, prior to disclosure thereof, notify the Company of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with a routine examination of such Bank by such governmental agency) or pursuant to legal process.

            17.4. Other. In no event shall any Bank or the Agent be obligated or required to return any materials furnished to it or any Section 20 Subsidiary by the Company or any of its Subsidiaries. The obligations of each Bank under this ss.17 shall supersede and replace the obligations of such Bank under any confidentiality letter in respect of this financing signed and delivered by such Bank to the Company prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Bank.

     18. SURVIVAL OF COVENANTS, ETC.

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any certificates or financial statements expressly required by the terms of the Credit Agreement to be delivered by or on behalf of the Borrowers or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans, the acceptance and/or purchase of any Bankers' Acceptance and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or the loan accounts or any Bankers' Acceptance or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or accept and/or purchase any Bankers' Acceptance or the Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement.

     19. ASSIGNMENT AND PARTICIPATION.

            19.1. Conditions to Assignment by Banks. Except as provided herein, each Bank may assign to one or, more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit or Bankers' Acceptance); provided that (a) each of the Agent and, unless a Default or Event of Default shall have occurred and be continuing, the Company shall have given its prior written consent to such assignment, which consents will not be unreasonably withheld (which consents shall not be required in the case of an assignment to a Bank, Affiliate of any Bank, or with respect to any Bank that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment adviser of such Bank), (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (c) each assignment made after the initial syndication of the Loans and Commitments shall be in an amount that is a minimum of $5,000,000 (or if less, such assignor's entire Commitment), and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit F hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof unless a shorter period is otherwise agreed to by the Agent and the Company, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.19.3, be released from its obligations under this Credit Agreement.

            19.2. Certain Representations and Warranties; Limitations, Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

            (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

            (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Company and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

            (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.7.4 and ss.8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

            (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

            (e) such assignee represents and warrants that it is an Eligible Assignee;

            (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

            (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

            (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

            (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

            19.3. Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Loans owing to and Letter of Credit Participations and risk participation in any Bankers' Acceptance purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Company and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,500.

            19.4. New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Company and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Company, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.19.4, the Company shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Company.

            19.5. Participations. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $2,500,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrowers and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

            19.6. Disclosure. Each of the Borrowers agrees that in addition to disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

            19.7. Assignee or Participant Affiliated with any Borrower. If any assignee Bank is an Affiliate of any Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to ss.13.1 or ss.13.2, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans, Bankers' Acceptances or Reimbursement Obligations. If any Bank sells a participating interest in any of the Loans, Bankers' Acceptances or Reimbursement Obligations to a participant, and such participant is any Borrower or an Affiliate of any Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to ss.13.1 or ss.13.2 to the extent that such participation is beneficially owned by any Borrower or any Affiliate of any Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans or Reimbursement Obligations to the extent of such participation.

            19.8. Miscellaneous Assignment Provisions. Any assigning Bank shall retain its rights to be indemnified pursuant to ss.16 or any other express provision of this Credit Agreement with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrowers and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes (such as Form 1001, 4224, W-8 or W-9, as applicable). If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrowers and with the consent of the Borrowers and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this ss.19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to (a) any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341, or
     (b) to a lender to such Bank (or trustee therefor) in connection with a bona fide financing transaction. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

            19.9. Assignment by Borrowers. The Borrowers shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

     20. NOTICES, ETC.

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

            (a) if to any Borrower, at 233 Fortune Boulevard, Milford, Massachusetts 01757, Attention: President, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice with copies of such documents delivered to Donald H. Siegel, P.C., at Posternak, Blankstein & Lund, L.L.P., 100 Charles River Plaza, Boston ,Massachusetts 02114-2723;

            (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Vallerie Hartgrove, Agency Services, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

            (c) if to any Bank, at such Bank's address set forth on Schedule 1 hereto, or such other address for notice as such Bank shall, have last furnished in writing to the Person giving the notice.

            Any such notice or demand shall be deemed to have been duly given or made and to have become effective (a) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (b) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

     21. GOVERNING LAW.

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN ss.20. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     22. HEADINGS.

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     23. COUNTERPARTS.

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     24. ENTIRE AGREEMENT, ETC.

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.26.

     25. WAIVER OF JURY TRIAL.

     Each of the Borrowers hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, each of the Borrowers hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers
(a) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

     26. CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Any consent or approval required or permitted by this Credit Agreement to be given by the Banks (including, without limitation, an increase in the sublimit of Revolving Credit Loans, Bankers' Acceptances and Letters of Credit available to the Foreign Borrowers) may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrowers or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Majority Banks. Notwithstanding the foregoing, a decrease in the rate of interest on the Notes and loan accounts (other than interest accruing pursuant to ss.5.11.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto), any change in the regularly scheduled or otherwise required payment dates for any amounts owing under the Loan Documents to the Banks, any forgiveness of any of the Obligations, the waiver of an Event of Default under ss.13.1(a) or (b) hereof, the release of any security interest or lien as to Collateral constituting all or substantially all of the Collateral (except if the release or disposition of such Collateral is permitted or provided for in the provisions of ss.9.5.2. hereof or elsewhere in the Loan Documents), the release of any Guarantor (except if the release or disposition of such Collateral is permitted or provided for in the provisions of ss.9.5.2 hereof or elsewhere in the Loan Documents), the amount of the Commitments, Term Loan A Commitments and Term Loan B Commitments of the Banks, and the amount of commitment fee or Letter of Credit Fees hereunder may not be changed without the written consent of the Company and the written consent of each Bank affected thereby; the Revolving Credit Loan Maturity Date, the Term Loan A Maturity Date and the Term Loan B Maturity Date may not be postponed without the written consent of each Bank affected thereby; this ss.26 and the definition of Majority Banks may not be amended without the written consent of all of the Banks; the order of application of mandatory repayments to the Term Loans and the right of holders of Term Loan B to decline mandatory prepayments shall not be changed without the written consent of the holders of a majority of the outstanding Term Notes, voting as a single class in addition to the written consent of the Majority Banks, and the amount of the Agent's Fee or any Letter of Credit Fees payable for the Agent's account and ss.15 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

     27. SEVERABILITY.

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     28. TRANSITIONAL ARRANGEMENTS.

            28.1. Original Credit Agreement Superseded. This Credit Agreement shall on the Closing Date supersede the Original Credit Agreement in its entirety, except as provided in this ss.28. On the Closing Date, the rights and obligations of the parties evidenced by the Original Credit Agreement, shall be evidenced by the Credit Agreement and other Loan Documents, the "Revolving Credit Loans" as defined in the Original Credit Agreement shall be converted to Revolving Credit Loans as defined herein, and all outstanding letters of credit issued by the Agent for the account of the Borrower prior to the Closing Date shall, for the purposes of this Credit Agreement, be Letters of Credit.

            28.2. Return and Cancellation of Revolving Credit Notes. As soon as reasonably practicable after its receipt of its Notes hereunder on the Closing Date, the Banks will promptly return to the Company, marked "Substituted" or "Cancelled", as the case may be, any notes of the Borrowers held by the Banks pursuant to the Original Credit Agreement.

            28.3. Interest and Fees Under Superseded Agreement. All interest and fees and expenses, if any, owing or accruing under or in respect of the Original Credit Agreement through the Closing Date shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid on the Closing Date. In addition, any Loans (as defined in the Original Credit Agreement) bearing interest at the Eurocurrency Rate (as defined in the Original Credit Agreement) shall continue as Eurocurrency Rate Loans until the end of the Interest Period (as defined in the Original Credit Agreement) applicable to such Loans.

     IN WITNESS WHEREOF, the undersigned has duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.


                                       HOLMES PRODUCTS CORP.



                                       By:  /s/ Ira B. Morgenstern
                                            --------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance

                                       HOLMES PRODUCTS (FAR EAST)
                                       LIMITED



                                       By:  /s/ Ira B. Morgenstern
                                            --------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance

                                       ESTEEM INDUSTRIES LIMITED



                                       By:  /s/ Ira B. Morgenstern
                                            --------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance

                                       RAIDER MOTOR CORPORATION



                                       By:  /s/ Ira B. Morgenstern
                                            --------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance

                                       HOLMES PRODUCTS (EUROPE)
                                       LIMITED



                                       By:  /s/ Jordan A. Kahn
                                            --------------------------
                                            Name:  Jordan A. Kahn
                                            Title: Director


                                       By:  /s/ Ira B. Morgenstern
                                            --------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Director

                                       MORIARTY ACQUISITION CORP.



                                       By:  /s/ Ira B. Morgenstern
                                            --------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance

                                       THE RIVAL COMPANY



                                       By:  /s/ Ira B. Morgenstern
                                            --------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance


                                       BIONAIRE INTERNATIONAL B.V.



                                       By:  /s/ Ira B. Morgenstern
                                            --------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance


                                       PATTON ELECTRIC (HONG KONG)
                                       LIMITED



                                       By:  /s/ Ira B. Morgenstern
                                            --------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance




                                       THE RIVAL COMPANY OF CANADA,
                                       LTD.



                                       By:  /s/ Ira B. Morgenstern
                                            --------------------------
                                            Name:  Ira B. Morgenstern
                                            Title: Senior Vice President-Finance

                                                 BANKBOSTON, N.A., individually
                                                 and as Agent



                                                 By:  /s/ Constance B. Moore
                                                      --------------------------
                                                      Name:  Constance Moore
                                                      Title: Vice President

                                                 BANKBOSTON, N.A. acting through
                                                 its London and its Hong Kong
                                                 branches, as Fronting Bank



                                                 By:  /s/ Constance B. Moore
                                                      --------------------------
                                                      Name:  Constance Moore
                                                      Title: Vice President

                                                 LEHMAN COMMERCIAL PAPER INC.
                                                 as Documentation Agent



                                                 By:  /s/ William J. Gallagher
                                                      --------------------------
                                                      William J. Gallagher
                                                      Authorized Signatory



                                                 SYNDICATED LOAN FUNDING TRUST

                                                 By: Lehman Commercial Paper
                                                 Inc., not in its individual
                                                 capacity, but solely as Asset
                                                 Manager



                                                 By:  /s/ William J. Gallagher
                                                      --------------------------
                                                      William J. Gallagher
                                                      Authorized Signatory

                                                 HELLER FINANCIAL


                                                 By: /s/ K. Craig Gallehugh
                                                     ---------------------------
                                                     Name:  K. Craig Gallehugh
                                                     Title: Vice President

                                              LASALLE NATIONAL BANK



                                              By:  /s/ F. Ward Nixon
                                                   --------------------------
                                                   Name:  F. Ward Nixon
                                                   Title: Senior Vice President

                                                 KEY CORPORATE CAPITAL INC.



                                                 By:  /s/ Ronald B. Hunt
                                                      --------------------------
                                                      Name:  Ronald B. Hunt
                                                      Title: Vice President

                                                 USTRUST



                                                 By:  /s/ P. Jeffrey Huth
                                                      --------------------------
                                                      Name:  P. Jeffrey Huth
                                                      Title: Vice President

                                                 STATE STREET BANK AND
                                                 TRUST COMPANY


                                                 By: /s/ Monica M. Sheehan
                                                     ---------------------------
                                                     Name:  Monica M. Sheehan
                                                     Title: Vice President

                                                 COMERICA BANK



                                                 By:  /s/ Kimberly S. Kersten
                                                      --------------------------
                                                      Name:  Kimberly S. Kersten
                                                      Title: Vice President

                                                 STAR BANK NATIONAL ASSOCIATION


                                                 By: /s/ Mark A. Whitson
                                                     ---------------------------
                                                     Name: Mark A. Whitson
                                                     Title: Vice President

                                            FLEET NATIONAL BANK



                                            By:  /s/ Thomas J. Flanagan, II
                                                 -------------------------------
                                                 Name:  Thomas J. Flanagan, II
                                                 Title: Senior Vice President

                                                 ANTARES CAPITAL CORPORATION


                                                 By: /s/ David Mahon
                                                 -------------------------------
                                                 Name:  David Mahon
                                                 Title: Director

                                                 NATIONAL CITY BANK



                                                 By:  /s/ Wilmer J. Jacobs
                                                 -------------------------------
                                                 Name:  Wilmer J. Jacobs
                                                 Title: Officer

                                                 [PROVIDENT BANK]



                                                 By: /s/ Steve Touvelle
                                                     ---------------------------
                                                     Name: Steve Touvelle
                                                     Title: Vice President

                                                 FRANKLIN FLOATING RATE TRUST


                                                 By: /s/ Chauncey Lufkin
                                                     ---------------------------
                                                     Name:  Chauncey Lufkin
                                                     Title: Vice President

                                                THE TRAVELERS INSURANCE COMPANY


                                                By: /s/ Teresa M. Torrey
                                                    ---------------------------
                                                    Name: Teresa M. Torrey
                                                    Title: Second Vice President

                                             TRAVELERS CORPORATE LOAN FUND, INC.


                                             By: /s/ Teresa M. Torrey
                                                 ---------------------------
                                                 Name: Teresa M. Torrey
                                                 Title: Second Vice President

                                                 MERRILL LYNCH SENIOR
                                                 FLOATING RATE FUND, INC.



                                                 By: /s/ George D. Pelose
                                                     ---------------------------
                                                     Name:  George D. Pelose
                                                     Title: Authorized Signatory